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                                                               EXECUTION VERSION

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.,

                        as Depositor and Master Servicer

                                       and

                      STATE STREET BANK AND TRUST COMPANY,

                                   as Trustee


                         POOLING AND SERVICING AGREEMENT

                                 $741,185,906.39

                   Washington Mutual Mortgage Securities Corp.

                     WaMu Mortgage Pass-Through Certificates

                                 Series 2001-AR1

                          Cut-Off Date: August 1, 2001









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ARTICLE I             ...........................................................................................6

         Section 1.01.       Definitions.........................................................................6

                  Adjustment Date................................................................................6
                  Aggregate Certificate Principal Balance........................................................6
                  Appraised Value................................................................................6
                  Assignment of Proprietary Lease................................................................6
                  Auction Administrator..........................................................................6
                  Auction Administration Agreement...............................................................6
                  Authenticating Agent...........................................................................7
                  Authorized Denomination........................................................................7
                  Bankruptcy Coverage............................................................................7
                  Bankruptcy Loss................................................................................7
                  Beneficial Holder..............................................................................7
                  Benefit Plan Opinion...........................................................................7
                  Book-Entry Certificates........................................................................7
                  Business Day...................................................................................7
                  Buydown Agreement..............................................................................8
                  Buydown Fund...................................................................................8
                  Buydown Fund Account...........................................................................8
                  Buydown Loan...................................................................................8
                  Certificate....................................................................................8
                  Certificate Account............................................................................8
                  Certificateholder or Holder....................................................................9
                  Certificate Interest Rate......................................................................9
                  Certificate Principal Balance..................................................................9
                  Certificate Register and Certificate Registrar.................................................9
                  Class    ......................................................................................9
                  Class A Certificates..........................................................................10
                  Class A-L Regular Interests...................................................................10
                  Class B-1 Certificates........................................................................10
                  Class B-1-L Regular Interest..................................................................10
                  Class B-2 Certificates........................................................................10
                  Class B-2-L Regular Interest..................................................................10
                  Class B-3 Certificates........................................................................10
                  Class B-3-L Regular Interest..................................................................10
                  Class B-4 Certificates........................................................................10
                  Class B-4-L Regular Interest..................................................................10
                  Class B-5 Certificates........................................................................10
                  Class B-5-L Regular Interest..................................................................10
                  Class B-6 Certificates........................................................................11
                  Class B-6-L Regular Interest..................................................................11
                  Class Y Regular Interests.....................................................................11
                  Class Y-1 Regular Interest....................................................................11
                  Class Y-1 Principal Distribution Amount.......................................................11
                  Class Y-2 Regular Interest....................................................................11

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                  Class Y-2 Principal Distribution Amount.......................................................11
                  Class Y Principal Reduction Amounts...........................................................11
                  Class Z Regular Interests.....................................................................11
                  Class Z Principal Reduction Amounts...........................................................11
                  Class Z-1 Regular Interest....................................................................11
                  Class Z-1 Principal Distribution Amount.......................................................12
                  Class Z-2 Regular Interest....................................................................12
                  Class Z-2 Principal Distribution Amount.......................................................12
                  Class I-A-1 Certificates......................................................................12
                  Class I-A-1-L Regular Interest................................................................12
                  Class I-A-2 Certificates......................................................................12
                  Class I-A-2-L Regular Interest................................................................12
                  Class I-A-3 Certificates......................................................................12
                  Class I-A-3-L Regular Interest................................................................12
                  Class I-A-4 Certificates......................................................................12
                  Class I-A-4-L Regular Interest................................................................12
                  Class II-A-1 Certificates.....................................................................12
                  Class II-A-1-L Regular Interest...............................................................12
                  Class II-A-2 Certificates.....................................................................13
                  Class II-A-2-L Regular Interest...............................................................13
                  Class II-A-3 Certificates.....................................................................13
                  Class II-A-3-L Regular Interest...............................................................13
                  Class Principal Balance.......................................................................13
                  Class R Residual Interests....................................................................13
                  Class R Certificates..........................................................................13
                  Clean-Up Call Percentage......................................................................14
                  Clearing Agency...............................................................................14
                  Closing Date..................................................................................14
                  Code .........................................................................................14
                  Company ......................................................................................14
                  Compensating Interest.........................................................................14
                  Cooperative...................................................................................14
                  Cooperative Apartment.........................................................................14
                  Cooperative Lease.............................................................................14
                  Cooperative Loans.............................................................................14
                  Cooperative Stock.............................................................................14
                  Cooperative Stock Certificate.................................................................15
                  Corporate Trust Office........................................................................15
                  Corporation...................................................................................15
                  Corresponding Class...........................................................................15
                  Credit Support Depletion Date.................................................................15
                  Curtailment...................................................................................15
                  Curtailment Shortfall.........................................................................15
                  Custodial Account for P&I.....................................................................15
                  Custodial Account for Reserves................................................................16

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                  Custodial Agreement...........................................................................16
                  Custodian.....................................................................................16
                  Cut-Off Date..................................................................................16
                  Definitive Certificates.......................................................................16
                  Depositary Agreement..........................................................................16
                  Destroyed Mortgage Note.......................................................................17
                  Determination Date............................................................................17
                  Disqualified Organization.....................................................................17
                  Distribution Date.............................................................................17
                  DTC...........................................................................................17
                  DTC Participant...............................................................................17
                  Due Date......................................................................................17
                  Eligible Institution..........................................................................17
                  Eligible Investments..........................................................................17
                  ERISA.........................................................................................19
                  ERISA Restricted Certificate..................................................................19
                  Event of Default..............................................................................19
                  Excess Liquidation Proceeds...................................................................19
                  Excluded Curtailment..........................................................................19
                  FDIC..........................................................................................19
                  FHA...........................................................................................19
                  Fannie Mae....................................................................................19
                  Final Maturity Date...........................................................................19
                  Fitch.........................................................................................19
                  Fraud Coverage................................................................................19
                  Fraud Loss....................................................................................20
                  Freddie Mac...................................................................................20
                  GCD...........................................................................................20
                  Group B Certificates..........................................................................20
                  Group B Percentage............................................................................20
                  Group B-L Regular Interests...................................................................20
                  Group I Adjusted Senior Percentage or Group II Adjusted Senior Percentage.....................20
                  Group I Adjusted Subordinate Percentage.......................................................21
                  Group I Certificates..........................................................................21
                  Group I Loans.................................................................................21
                  Group I Senior Liquidation Amount.............................................................21
                  Group I Senior Percentage.....................................................................21
                  Group I Senior Prepayment Percentage or Group II Senior Prepayment Percentage.................21
                  Group I Senior Principal Distribution Amount..................................................23
                  Group I Subordinate Balance...................................................................23
                  Group I Subordinate Percentage................................................................24
                  Group I Subordinate Prepayment Percentage.....................................................24
                  Group I-A Certificates........................................................................24

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                  Group I-A-L Regular Interests.................................................................24
                  Group I-L Regular Interests...................................................................24
                  Group II Adjusted Senior Percentage...........................................................24
                  Group II Adjusted Subordinate Percentage......................................................24
                  Group II Certificates.........................................................................24
                  Group II Loans................................................................................24
                  Group II Senior Liquidation Amount............................................................24
                  Group II Senior Percentage....................................................................24
                  Group II Senior Prepayment Percentage.........................................................24
                  Group II Senior Principal Distribution Amount.................................................24
                  Group II Subordinate Balance..................................................................25
                  Group II Subordinate Percentage...............................................................25
                  Group II Subordinate Prepayment Percentage....................................................25
                  Group II-A Certificates.......................................................................25
                  Group II-A-L Regular Interests................................................................25
                  Group II-L Regular Interests..................................................................25
                  Index.........................................................................................25
                  Indirect DTC Participants.....................................................................25
                  Initial Custodial Agreement...................................................................25
                  Initial Custodian.............................................................................25
                  Insurance Proceeds............................................................................25
                  Interest Distribution Amount..................................................................25
                  Interest Transfer Amount......................................................................27
                  Investment Account............................................................................27
                  Investment Depository.........................................................................27
                  Junior Subordinate Certificates...............................................................27
                  Last Scheduled Distribution Date..............................................................27
                  Lender........................................................................................27
                  Liquidated Mortgage Loan......................................................................27
                  Liquidation Principal.........................................................................27
                  Liquidation Proceeds..........................................................................27
                  Loan Group....................................................................................28
                  Loan Group I..................................................................................28
                  Loan Group II.................................................................................28
                  Loan-to-Value Ratio...........................................................................28
                  Lowest Class B Owner..........................................................................28
                  Margin   .....................................................................................28
                  Master Servicer...............................................................................28
                  Master Servicer Business Day..................................................................28
                  Master Servicing Fee..........................................................................28
                  MERS..........................................................................................28
                  MERS Loan.....................................................................................28
                  MERS'r'System.................................................................................28
                  MIN...........................................................................................28
                  MOM Loan .....................................................................................28

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                  Monthly P&I Advance...........................................................................29
                  Monthly Payment...............................................................................29
                  Moody's ......................................................................................29
                  Mortgage .....................................................................................29
                  Mortgage File.................................................................................29
                  Mortgage Interest Rate........................................................................31
                  Mortgage Loan Schedule........................................................................31
                  Mortgage Loans................................................................................32
                  Mortgage Note.................................................................................32
                  Mortgage Pool.................................................................................32
                  Mortgaged Property............................................................................32
                  Mortgagor.....................................................................................32
                  Nonrecoverable Advance........................................................................32
                  Non-Excluded Curtailment......................................................................32
                  Non-U.S. Person...............................................................................32
                  Notice Addresses..............................................................................33
                  OTS      .....................................................................................33
                  Officer's Certificate.........................................................................33
                  Opinion of Counsel............................................................................33
                  Original Value................................................................................33
                  Overcollateralized Group......................................................................33
                  Ownership Interest............................................................................33
                  Pass-Through Entity...........................................................................33
                  Pass-Through Rate.............................................................................33
                  Paying Agent..................................................................................34
                  Payoff   .....................................................................................34
                  Payoff Earnings...............................................................................34
                  Payoff Interest...............................................................................34
                  Payoff Period.................................................................................34
                  Percentage Interest...........................................................................34
                  Periodic Cap..................................................................................35
                  Permitted Transferee..........................................................................35
                  Person   .....................................................................................35
                  Prepaid Monthly Payment.......................................................................35
                  Primary Insurance Policy......................................................................35
                  Principal Balance.............................................................................36
                  Principal Payment.............................................................................36
                  Principal Payment Amount......................................................................36
                  Principal Prepayment..........................................................................36
                  Principal Prepayment Amount...................................................................37
                  Principal Transfer Amount.....................................................................37
                  Prior Period..................................................................................37
                  Pro Rata Allocation...........................................................................37
                  Prospectus....................................................................................37
                  Purchase Obligation...........................................................................37

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                  Qualified Insurer.............................................................................37
                  Rate Ceiling..................................................................................38
                  Rate Floor....................................................................................38
                  Rating Agency.................................................................................38
                  Ratings  38
                  Realized Loss.................................................................................38
                  Record Date...................................................................................39
                  Regular Interest Group........................................................................39
                  Regular Interests.............................................................................40
                  Relief Act....................................................................................40
                  REMIC ........................................................................................40
                  REMIC Provisions..............................................................................40
                  REMIC I ......................................................................................40
                  REMIC I Available Distribution Amount.........................................................40
                  REMIC I Distribution Amount...................................................................41
                  REMIC I Regular Interests.....................................................................42
                  REMIC I Trust Fund............................................................................42
                  REMIC II .....................................................................................42
                  REMIC II Available Distribution Amount........................................................42
                  REMIC II Distribution Amount..................................................................42
                  REMIC II Regular Interests....................................................................48
                  REMIC II Trust Fund...........................................................................48
                  REMIC III.....................................................................................48
                  REMIC III Available Distribution Amount.......................................................48
                  REMIC III Distribution Amount.................................................................48
                  REMIC III Regular Interests...................................................................50
                  REMIC III Trust Fund..........................................................................50
                  Residual Certificates.........................................................................50
                  Residual Distribution Amount..................................................................51
                  Responsible Officer...........................................................................51
                  S&P      .....................................................................................51
                  Securities Act................................................................................51
                  Security Agreement............................................................................51
                  Selling and Servicing Contract................................................................51
                  Senior Certificate Interest Fraction..........................................................52
                  Senior Certificates...........................................................................52
                  Senior Regular Interests......................................................................52
                  Senior Subordinate Certificates...............................................................52
                  Servicer .....................................................................................52
                  Servicing Fee.................................................................................52
                  Servicing Officer.............................................................................52
                  Special Hazard Coverage.......................................................................52
                  Special Hazard Loss...........................................................................53
                  Special Primary Insurance Policy..............................................................53

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                  Special Primary Insurance Premium.............................................................53
                  Subordinate Certificates......................................................................53
                  Subordinate Component Balance.................................................................53
                  Subordinate Percentage........................................................................54
                  Subordinate Liquidation Amount................................................................54
                  Subordinate Principal Distribution Amount.....................................................54
                  Subordinate Principal Prepayments Distribution Amount.........................................54
                  Subordination Level...........................................................................55
                  Substitute Mortgage Loan......................................................................55
                  Swap Agreement................................................................................55
                  Tax Matters Person............................................................................55
                  Termination Date..............................................................................55
                  Termination Payment...........................................................................55
                  Total Transfer Amount.........................................................................55
                  Transfer .....................................................................................55
                  Transferee....................................................................................55
                  Transferee Affidavit and Agreement............................................................56
                  Trust    .....................................................................................56
                  Trust Fund....................................................................................56
                  Trustee  .....................................................................................56
                  Uncollected Interest..........................................................................56
                  Uncompensated Interest Shortfall..............................................................56
                  Undercollateralized Group.....................................................................57
                  Underwriter...................................................................................57
                  Underwriting Standards........................................................................57
                  Uninsured Cause...............................................................................57
                  U.S. Person...................................................................................57
                  Variable Servicing Interest...................................................................57
                  Variable Servicing Interest Fraction..........................................................57
                  Variable Servicing Interest Rate..............................................................57
                  VA       .....................................................................................58
                  Withdrawal Date...............................................................................58

ARTICLE II            Conveyance of the Trust Funds; REMIC Election and Designations;
                      Original Issuance of Certificates.........................................................58

         Section 2.01.       Conveyance of the Trust Fund; REMIC Election and Designations......................58

         Section 2.02.       Acceptance by Trustee..............................................................63

         Section 2.03.       Representations and Warranties of the Company Concerning the Mortgage Loans........65

         Section 2.04.       Acknowledgment of Transfer of Trust Fund...........................................68

         Section 2.05.       Conveyance of REMIC II; REMIC Election and Designations............................69

         Section 2.06.       Acceptance by Trustee..............................................................72

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         Section 2.07.       Conveyance of REMIC III; REMIC Election and Designations...........................72

         Section 2.08.       Acceptance by Trustee; Authentication of Certificates..............................75

ARTICLE III           Administration and Servicing of Mortgage Loans............................................76

         Section 3.01.       The Company to Act as Master Servicer..............................................76

         Section 3.02.       Custodial Accounts.................................................................78

         Section 3.03.       The Investment Account; Eligible Investments.......................................79

         Section 3.04.       The Certificate Account............................................................80

         Section 3.05.       Permitted Withdrawals from the Certificate Account, the Investment Account and Custodial Accounts for P&I and of Buydown Funds from the Buydown Fund
                             Accounts...........................................................................81

         Section 3.06.       Maintenance of Primary Insurance Policies; Collections Thereunder..................83

         Section 3.07.       Maintenance of Hazard Insurance....................................................83

         Section 3.08.       Enforcement of Due-on-Sale Clauses; Assumption Agreements..........................84

         Section 3.09.       Realization Upon Defaulted Mortgage Loans..........................................84

         Section 3.10.       Trustee to Cooperate; Release of Mortgage Files....................................87

         Section 3.11.       Compensation to the Master Servicer and the Servicers..............................87

         Section 3.12.       Reports to the Trustee; Certificate Account Statement..............................88

         Section 3.13.       Annual Statement as to Compliance..................................................88

         Section 3.14.       Access to Certain Documentation and Information Regarding the Mortgage Loans.......88

         Section 3.15.       Annual Independent Public Accountants' Servicing Report............................88

         Section 3.16.       [Reserved.]........................................................................89

         Section 3.17.       Auction Administration Agreement; Swap Agreement...................................89

         Section 3.18.       [Reserved.]........................................................................89

         Section 3.19.       [Reserved.]........................................................................89

         Section 3.20.       Assumption or Termination of Selling and Servicing Contracts by Trustee............89

ARTICLE IV            Payments to Certificateholders; Payment of Expenses.......................................90

         Section 4.01.       Distributions to Holders of REMIC I Regular Interests and Class R-1
                             Residual Interest..................................................................90

         Section 4.02.       Advances by the Master Servicer; Distribution Reports to the Trustee...............90

         Section 4.03.       Nonrecoverable Advances............................................................91
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         Section 4.04.       Distributions to Holders of REMIC II Regular Interests and Class R-2
                             Residual Interest..................................................................92

         Section 4.05.       Distributions to Certificateholders and Holder of Variable Servicing
                             Interest; Payment of Special Primary Insurance Premiums............................92

         Section 4.06.       Statements to Certificateholders...................................................93

ARTICLE V             The Certificates..........................................................................94

         Section 5.01.       The Certificates...................................................................94

         Section 5.02.       Certificates Issuable in Classes; Distributions of Principal and Interest;
                             Authorized Denominations..........................................................102

         Section 5.03.       Registration of Transfer and Exchange of Certificates.............................102

         Section 5.04.       Mutilated, Destroyed, Lost or Stolen Certificates.................................103

         Section 5.05.       Persons Deemed Owners.............................................................103

         Section 5.06.       Temporary Certificates............................................................103

         Section 5.07.       Book-Entry for Book-Entry Certificates............................................104
         Section 5.08.       Notices to Clearing Agency........................................................105

         Section 5.09.       Definitive Certificates...........................................................105

         Section 5.10.       Office for Transfer of Certificates...............................................106

ARTICLE VI            The Company and the Master Servicer......................................................106

         Section 6.01.       Liability of the Company and the Master Servicer..................................106

         Section 6.02.       Merger or Consolidation of the Company, or the Master Servicer....................106

         Section 6.03.       Limitation on Liability of the Company, the Master Servicer and Others............106

         Section 6.04.       The Company and the Master Servicer not to Resign.................................107

         Section 6.05.       Trustee Access....................................................................107

ARTICLE VII           Default..................................................................................107

         Section 7.01.       Events of Default.................................................................107

         Section 7.02.       Trustee to Act; Appointment of Successor..........................................110

         Section 7.03.       Notification to Certificateholders................................................111

ARTICLE VIII          Concerning the Trustee...................................................................112

         Section 8.01.       Duties of Trustee.................................................................112

         Section 8.02.       Certain Matters Affecting the Trustee.............................................113

         Section 8.03.       Trustee Not Liable for Certificates or Mortgage Loans.............................114
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         Section 8.04.       Trustee May Own Certificates......................................................114

         Section 8.05.       The Master Servicer to Pay Trustee's Fees and Expenses............................114

         Section 8.06.       Eligibility Requirements for Trustee..............................................115

         Section 8.07.       Resignation and Removal of Trustee................................................115

         Section 8.08.       Successor Trustee.................................................................116

         Section 8.09.       Merger or Consolidation of Trustee................................................116

         Section 8.10.       Appointment of Co-Trustee or Separate Trustee.....................................116

         Section 8.11.       Authenticating Agents.............................................................117

         Section 8.12.       Paying Agents.....................................................................118

ARTICLE IX            Termination..............................................................................119

         Section 9.01.       Termination Upon Purchase by the Master Servicer or Liquidation of All
                             Mortgage Loans....................................................................119

         Section 9.02.       Additional Termination Requirements...............................................121

         Section 9.03.       Trusts Irrevocable................................................................121

ARTICLE X             Miscellaneous Provisions.................................................................121

         Section 10.01.      Amendment.........................................................................121

         Section 10.02.      Recordation of Agreement..........................................................122

         Section 10.03.      Limitation on Rights of Certificateholders........................................123

         Section 10.04.      Access to List of Certificateholders..............................................123

         Section 10.05.      Governing Law.....................................................................124

         Section 10.06.      Notices...........................................................................124

         Section 10.07.      Severability of Provisions........................................................124

         Section 10.08.      Counterpart Signatures............................................................124

         Section 10.09.      Benefits of Agreement.............................................................125

         Section 10.10.      Notices and Copies to Rating Agencies.............................................125

Appendix 1 Definition of "Class Y Principal Reduction Amounts"
Exhibit A  Form of Certificates (other than Class R Certificates)
Exhibit B  Form of Class R Certificates
Exhibit C  [Reserved]
Exhibit D  Mortgage Loan Schedule
Exhibit E  Selling And Servicing Contract
Exhibit F  Form of Transferor Certificate For Junior Subordinate Certificates
Exhibit G  Form of Transferee's Agreement For Junior Subordinate Certificates
Exhibit H  Form of Additional Matter Incorporated Into The Certificates

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Exhibit I  Transferor Certificate
Exhibit J  Transferee Affidavit And Agreement
Exhibit K  [Reserved]
Exhibit L  Form of Investment Letter
Exhibit M  Form of Trustee's Certification Pursuant to Section 2.02
Exhibit N  Officer's Certificate With Respect to ERISA Matters Pursuant to Section 5.01(d)
Exhibit O  Officer's Certificate With Respect to ERISA Matters Pursuant to Section 5.01(g)
Exhibit P  Officer's Certificate With Respect to ERISA Matters Pursuant to Section 5.01(h)
Exhibit Q  Form of Auction Administration Agreement
Exhibit R  Form of Swap Agreement

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         This Pooling and Servicing Agreement, dated and effective as of August
1, 2001 (this "Agreement"), is executed by and between Washington Mutual
Mortgage Securities Corp., as depositor and Master Servicer (the "Company"), and
State Street Bank and Trust Company, a Massachusetts trust company with a corporate trust office at 225 Franklin Street, Boston, MA 02110, as Trustee (the
"Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in Article I hereof.

                              PRELIMINARY STATEMENT

         The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Company will acquire the REMIC I Regular
Interests and the Class R-1 Residual Interest from the REMIC I Trust Fund as consideration for its transfer to the Trust Fund of the Mortgage Loans and certain other assets and will be the owner of the REMIC I Regular Interests and the Class R-1 Residual Interest. Thereafter on the Closing Date, the Company will acquire the REMIC II Regular Interests and the Class R-2 Residual Interest from REMIC II as consideration for its transfer to REMIC II of the REMIC I
Regular Interests and will be the owner of the REMIC II Regular Interests and the Class R-2 Residual Interest. Thereafter on the Closing Date, the Company will acquire the Certificates (other than the Class R Certificates), the Class
R-3 Residual Interest and the Variable Servicing Interest from REMIC III as consideration for its transfer to REMIC III of the REMIC II Regular Interests and will be the owner of the Certificates, the Class R-3 Residual Interest and the Variable Servicing Interest. The Company has duly authorized the execution and delivery of this Agreement to provide for (i) the conveyance to the Trustee of the Mortgage Loans, (ii) the conveyance to the Company of the REMIC I Regular
Interests and the Class R-1 Residual Interest representing in the aggregate the entire beneficial ownership of REMIC I, (iii) the conveyance to the Trustee of the REMIC I Regular Interests, (iv) the conveyance to the Company of the REMIC
II Regular Interests and the Class R-2 Residual Interest representing in the aggregate the entire beneficial ownership of REMIC II, (v) the conveyance to the Trustee of the REMIC II Regular Interests and (vi) the conveyance to the Company of the Class R-3 Residual Interest and the Variable Servicing Interest and the issuance to the Company of the Certificates, such Class R-3 Residual Interest, Variable Servicing Interest and Certificates (other than the portion of the Class R Certificates representing ownership of the Class R-1 and Class R-2
Residual Interests) representing in the aggregate the entire beneficial interest of REMIC III. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Loans and the other property constituting the assets of REMIC I are for the benefit of the Holders from time to time of the REMIC I Regular Interests and the Class R-1 Residual Interest. All covenants and agreements made by the Company and the Trustee herein with respect to the REMIC I Regular Interests are for the benefit of the Holders from time to time of the REMIC II Regular Interests and the Class R-2 Residual Interest. All covenants and agreements made by the Company and the Trustee herein with respect to the REMIC II Regular Interests are for the benefit of the Holders from time to time of the Certificates (other than the portion of the Class R Certificates representing ownership of the Class R-1 and Class R-2 Residual Interests) and the Variable Servicing Interest. The Company is entering into this Agreement, and the Trustee is accepting the three separate trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

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         The Certificates issued hereunder, other than the Junior Subordinate
Certificates, have been offered for sale pursuant to a Prospectus, dated August
20, 2001, and a Prospectus Supplement, dated August 20, 2001, of the Company
(together, the "Prospectus"). The Junior Subordinate Certificates have been offered for sale pursuant to a Private Placement Memorandum, dated August 23,
2001. The Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund
created hereunder are collectively intended to be the "Trust" described in the
Prospectus and the Private Placement Memorandum and the Certificates are
intended to be the "Certificates" described therein. The following tables set forth the designation, type of interest, Certificate Interest Rate, initial
Class Principal Balance and Final Maturity Date for the REMIC I Regular
Interests, the REMIC II Regular Interests, the Class R Residual Interests and
the Certificates:


                                REMIC I Interests

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 Class Designation for
 each REMIC I Regular                         Certificate            Initial Class
Interest and the Class      Type of            Interest                Principal
 R-1 Residual Interest      Interest            Rate (1)                 Balance             Final Maturity Date*
----------------------    ------------    --------------------    --------------------     ---------------------
Class Y-1                  Regular             Variable(2)          $     277,894.03          September 2031
Class Y-2                  Regular             Variable(3)                 92,686.68          September 2031
Class Z-1                  Regular             Variable(2)            555,534,555.49          September 2031
Class Z-2                  Regular             Variable(3)            185,280,670.19          September 2031
Class R-1'D'               Residual            4.949%                         100.00          September 2031

* The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan in the related Loan Group (or Loan Groups, as applicable) matures.
'D' The Class R-1 Residual Interest is entitled to receive the applicable Residual Distribution Amount and any Excess Liquidation Proceeds.
(1) Interest distributed to the REMIC I Regular Interests and the Class R-1 Residual Interest on each Distribution Date will have accrued at the applicable per annum Certificate Interest Rate on the applicable Class Principal Balance outstanding following the immediately prior Distribution Date (or with respect to the first Distribution Date, as of the Closing Date).
(2) For each Distribution Date, the Certificate Interest Rate on the Class C-Y-1 and Class C-Z-1 Regular Interests shall equal the weighted average of the Pass-Through Rates on the Group I Loans as of the second preceding Due Date.
(3) For each Distribution Date, the Certificate Interest Rate on the Class C-Y-2 and Class C-Z-2 Regular Interests shall equal the weighted average of the Pass-Through Rates on the Group II Loans as of the second preceding Due Date.

         As provided herein, with respect to REMIC I, the Company will cause an election to be made on behalf of REMIC I to be treated for federal income tax purposes as a REMIC. The REMIC I Regular Interests will be designated regular interests in REMIC I and the Class R-1 Residual Interest will be designated the sole class of residual interest in REMIC I, for purposes of the REMIC Provisions.

                               REMIC II Interests

    Class Designation for
    each REMIC II Regular                         Certificate            Initial Class
   Interest and the Class       Type of            Interest                Principal               Final Maturity
    R-2 Residual Interest      Interest            Rate (1)                 Balance                     Date*
  ------------------------    ------------    --------------------    --------------------     ------------------------
  Class I-A-1-L                Regular             Variable(2)           $197,000,000.00          September 2031
  Class I-A-2-L                Regular             Variable(2)            124,000,000.00          September 2031
  Class I-A-3-L                Regular             Variable(2)             61,609,000.00          September 2031
  Class I-A-4-L                Regular             Variable(2)            153,750,000.00          September 2031
  Class II-A-1-L               Regular             Variable(3)             74,000,000.00          September 2031
  Class II-A-2-L               Regular             Variable(3)             53,635,000.00          September 2031
  Class II-A-3-L               Regular             Variable(3)             51,250,000.00          September 2031
  Class B-1-L                  Regular             Variable(4)             10,005,000.00          September 2031
  Class B-2-L                  Regular             Variable(4)              6,670,000.00          September 2031
  Class B-3-L                  Regular             Variable(4)              4,075,000.00          September 2031
  Class B-4-L                  Regular             Variable(4)              1,852,000.00          September 2031
  Class B-5-L                  Regular             Variable(4)              1,111,000.00          September 2031
  Class B-6-L                  Regular             Variable(4)              2,228,806.39          September 2031
  Class R-2 (5)                Residual                 -----                   -----             September 2031

* The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan matures.
(1) Interest distributed to the REMIC II Regular Interests on each Distribution Date will have accrued at the applicable per annum Certificate Interest Rate on the applicable Class Principal Balance outstanding following the immediately prior Distribution Date (or, with respect to the first Distribution Date, as of the Closing Date).
(2) For each Distribution Date, the Certificate Interest Rate on the Class I-A-1-L, Class I-A-2-L, Class I-A-3-L and Class I-A-4-L Regular Interests shall equal the weighted average of the Pass-Through Rates on the Group I Loans as of the second preceding Due Date.
(3) For each Distribution Date, the Certificate Interest Rate on the Class II-A-1-L, Class II-A-2-L and Class II-A-3-L Regular Interests shall equal the weighted average of the Pass-Through Rates on the Group II Loans as of the second preceding Due Date.
(4) For each Distribution Date, the Certificate Interest Rate for each Class of the Group B-L Regular Interests shall equal the weighted average of the Certificate Interest Rates for the Class Y-1 and Class Y-2 Regular Interests.
(5) The Class R-2 Residual Interest shall be entitled to receive the applicable Residual Distribution Amount. The Class R-2 Residual Interest shall not be entitled to receive any distributions of interest or principal.

         As provided herein, with respect to REMIC II, the Company will cause an election to be made on behalf of REMIC II to be treated for federal income tax purposes as a REMIC. The REMIC II Regular Interests will be designated regular interests in REMIC II and the Class R-2 Residual Interest will be designated the sole class of residual interest in REMIC II, for purposes of the REMIC Provisions.

                               REMIC III Interests


    Class Designation for
        each Class of
        Certificates                              Certificate            Initial Class
      and the Class R-3         Type of            Interest                Principal               Final Maturity
      Residual Interest        Interest            Rate (1)                 Balance                     Date*
  ------------------------    ------------    --------------------    --------------------     ------------------------
  Class I-A-1                  Regular            (2)                    $197,000,000.00          September 2031
  Class I-A-2                  Regular            (3)                     124,000,000.00          September 2031
  Class I-A-3                  Regular            (4)                      61,609,000.00          September 2031
  Class I-A-4                  Regular            (5)                     153,750,000.00          September 2031
  Class II-A-1                 Regular            (6)                      74,000,000.00          September 2031
  Class II-A-2                 Regular            (7)                      53,635,000.00          September 2031
  Class II-A-3                 Regular            (8)                      51,250,000.00          September 2031
  Class B-1                    Regular            Variable(9)              10,005,000.00          September 2031
  Class B-2                    Regular            Variable(9)               6,670,000.00          September 2031
  Class B-3                    Regular            Variable(9)               4,075,000.00          September 2031
  Class B-4                    Regular            Variable(9)               1,852,000.00          September 2031
  Class B-5                    Regular            Variable(9)               1,111,000.00          September 2031
  Class B-6                    Regular            Variable(9)               2,228,806.39          September 2031
  Variable Servicing           Regular                  -----                   -----             September 2031
  Class R-3 (11)               Residual                 -----                   -----             September 2031

* The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan matures.
(1) Interest distributed on each Distribution Date to the Certificates will have accrued at the applicable per annum Certificate Interest Rate on the applicable Class Principal Balance outstanding following the immediately prior Distribution Date (or, with respect to the first Distribution Date, as of the Closing Date).
(2) For each Distribution Date in or before May 2006, the Certificate Interest Rate on the Class I-A-1 Certificates shall equal the lesser of
         (i) 4.949% per annum and (ii) the weighted average of the Pass-Through Rates on the Group I Loans as of the second preceding Due Date. For each Distribution Date in or after June 2006, the Certificate Interest Rate on the Class I-A-1 Certificates shall equal the weighted average of the Pass-Through Rates on the Group I Loans as of the second preceding Due Date.
(3) For each Distribution Date in or before May 2006, the Certificate Interest Rate on the Class I-A-2 Certificates shall equal the lesser of
         (i) 5.630% per annum and (ii) the weighted average of the Pass-Through Rates on the Group I Loans as of the second preceding Due Date. For each Distribution Date in or after June 2006, the Certificate Interest Rate on the Class I-A-1 Certificates shall equal the weighted average of the Pass-Through Rates on the Group I Loans as of the second preceding Due Date.
(4) For each Distribution Date in or before May 2006, the Certificate Interest Rate on the Class I-A-3 Certificates shall equal the lesser of
         (i) 6.099% per annum and (ii) the weighted average of the Pass-Through Rates on the Group I Loans as of the second preceding Due Date. For each Distribution Date in or after June 2006, the Certificate Interest Rate on the Class I-A-3 Certificates shall equal the weighted average of the Pass-Through Rates on the Group I Loans as of the second preceding Due Date.
(5) For each Distribution Date in or before May 2006, the Certificate Interest Rate on the Class I-A-4 Certificates shall equal the lesser of
         (i) 5.911% per annum and (ii) the weighted average of the Pass-Through Rates on the Group I Loans as of the second preceding Due Date. For each Distribution Date in or after June 2006, the Certificate Interest Rate on the Class I-A-4 Certificates shall equal the weighted average of the Pass-Through Rates on the Group I Loans as of the second preceding Due Date.
(6) For each Distribution Date in or before May 2004, the Certificate Interest Rate on the Class II-A-1 Certificates shall equal the lesser of (i) 4.887% per annum and (ii) the weighted average of the Pass-Through Rates on the Group II Loans as of the second preceding Due Date. For each Distribution Date in or after June 2004, the Certificate Interest Rate on the Class II-A-1 Certificates shall equal the weighted average of the Pass-Through Rates on the Group II Loans as of the second preceding Due Date.
(7) For each Distribution Date in or before May 2004, the Certificate Interest Rate on the Class II-A-2 Certificates shall equal the lesser of (i) 5.423% per annum and (ii) the weighted average of the Pass-Through Rates on the Group II Loans as of the second preceding Due Date. For each Distribution Date in or after June 2004, the Certificate Interest Rate on the Class II-A-2 Certificates shall equal the weighted average of the Pass-Through Rates on the Group II Loans as of the second preceding Due Date.
(8) For each Distribution Date in or before May 2004, the Certificate Interest Rate on the Class II-A-3 Certificates shall equal the lesser of (i) 5.152% per annum and (ii) the weighted average of the Pass-Through Rates on the Group II Loans as of the second preceding Due Date. For each Distribution Date in or after June 2004, the Certificate Interest Rate on the Class II-A-3 Certificates shall equal the weighted average of the Pass-Through Rates on the Group II Loans as of the second preceding Due Date.
(9) For each Distribution Date, the Certificate Interest Rate for each Class of the Group B Certificates shall equal the weighted average of the Certificate Interest Rates for the Class Y-1 and Class Y-2 Regular Interests.
(10) The Variable Servicing Interest shall accrue interest (a) for each Distribution Date in or before May 2006, on the aggregate Class Principal Balance of the Group I-A Certificates immediately before such Distribution Date, at a per annum rate equal to the excess, if any, of
         (i) the weighted average of the Pass-Through Rates on the Group I Loans as of the second preceding Due Date over (ii) the weighted average of the Certificate Interest Rates for the Group I-A Certificates and (b) for each Distribution Date in or before May 2004, on the aggregate Class Principal Balance of the Group II-A Certificates immediately before such Distribution Date, at a per annum rate equal to the excess, if any, of (i) the weighted average of the Pass-Through Rates on the Group II Loans as of the second preceding Due Date over (ii) the weighted average of the Certificate Interest Rates for the Group II-A Certificates. The Variable Servicing Interest shall not be entitled to receive any distributions of principal.
(11) The Class R-3 Residual Interest shall be entitled to receive the applicable Residual Distribution Amount. The Class R-3 Residual Interest shall not be entitled to receive any distributions of interest or principal.

         As provided herein, with respect to REMIC III, the Company will cause an election to be made on behalf of REMIC III to be treated for federal income tax purposes as a REMIC. The Certificates (other than the Class R Certificates) will be designated regular interests in REMIC III, and the Class R-3 Residual Interest will be designated the sole class of residual interest in REMIC III, for purposes of the REMIC Provisions. As of the Cut-Off Date (after giving effect to any Excluded Curtailments), the Mortgage Loans have an aggregate Principal Balance of $741,185,906.39 and the Certificates have an Aggregate Certificate Principal Balance of $741,185,906.39.

         In addition, the Trust will issue the Class R Certificates, which will represent ownership of the Class R-1, Class R-2 and Class R-3 Residual Interests.


                              W I T N E S S E T H :

         WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

         WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedule hereto having unpaid Principal Balances on the Cut-Off Date as stated therein;

         WHEREAS, the Company has been duly authorized to create a trust (the "Trust Fund") to (i) hold the Mortgage Loans and certain other property and (ii) provide for the creation and conveyance of the REMIC I Regular Interests and the Class R-1 Residual Interest;

         WHEREAS, the Company has been duly authorized to create a trust ("REMIC II") to (i) hold the REMIC I Regular Interests and (ii) provide for the creation and conveyance of the REMIC II Regular Interests and the Class R-2 Residual Interest;

         WHEREAS, the Company has been duly authorized to create a trust ("REMIC III") to (i) hold the REMIC II Regular Interests, (ii) provide for the creation and conveyance of the Class R-3 Residual Interest and (iii) provide for the issuance of the Certificates (other than the Class R Certificates); and

         WHEREAS, the Trustee is a Massachusetts trust company duly organized and existing under the laws of The Commonwealth of Massachusetts and has full power and authority to enter into this Agreement.

         NOW, THEREFORE, in order to declare the terms and conditions upon which the REMIC I Regular Interests, the REMIC II Regular Interests and the Class R Residual Interests are to be created and conveyed and the Certificates are to be issued, authenticated and delivered, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates, as applicable, as follows:

                                   ARTICLE I

         Section 1.01. Definitions.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Adjustment Date: As to each Mortgage Loan, a Due Date on or about the fifth anniversary (in the case of the Group I Loans) or the third anniversary (in the case of the Group II Loans) of the first Due Date and annually thereafter, as set forth in the related Mortgage Note, on which date an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective.

         Aggregate Certificate Principal Balance: At any given time, the sum of the then current Class Principal Balances of the Certificates.

         Appraised Value: The amount set forth in an appraisal made by or for
(a) the mortgage originator in connection with its origination of each Mortgage Loan (including a Mortgage Loan originated to refinance mortgage debt), (b) with respect to a Mortgage Loan originated to refinance mortgage debt, the originator of the mortgage debt that was refinanced or (c) the Servicer, at any time, in accordance with the Selling and Servicing Contract.

         Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment or mortgage of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

         Auction Administrator: The meaning given to such term in Section
3.17(a).

         Auction Administration Agreement: The Auction Administration Agreement, dated as of August 23, 2001, between GCD and the Auction Administrator.

         Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

         Authorized Denomination: With respect to the Certificates (other than the Class R Certificates), an initial Certificate Principal Balance equal to $25,000 and multiples of $1 in excess thereof, except that one Certificate of each Class of the Junior Subordinate Certificates may be issued in an amount that is not an integral multiple of $1. With respect to the Class R Certificates, one Certificate with a Percentage Interest equal to 0.01% and one Certificate with a Percentage Interest equal to 99.99%.

         Bankruptcy Coverage: $152,088 less (a) any scheduled or permissible reduction in the amount of Bankruptcy Coverage pursuant to this definition and
(b) Bankruptcy Losses allocated to the REMIC II Regular Interests.

         The Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

         Bankruptcy Loss: A loss on a Mortgage Loan arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of "Bankruptcy Loss," including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Mortgage Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Mortgage Loan.

         Beneficial Holder: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

         Benefit Plan Opinion: With respect to any Certificate presented for registration in the name of any Person, an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase or holding of such Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Company.

         Book-Entry Certificates: The Class A and Senior Subordinate Certificates, beneficial ownership and transfers of which shall be made through book entries as described in Section 5.07.

         Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in Stockton, California, Chicago, Illinois, New York, New York, Seattle, Washington or any city in which the Corporate Trust Office is located (which shall initially be Boston,

Massachusetts) are authorized or obligated by law or executive order to be closed or (iii) as used (a) for purposes of determining the Distribution Date (pursuant to the definition thereof) in each of May 2004 and May 2006 or (b) in the Swap Agreement and the Auction Administration Agreement, also a day on which banking institutions in London are authorized or obligated by law or executive order to be closed.

         Buydown Agreement: An agreement between a Person and a Mortgagor pursuant to which such Person has provided a Buydown Fund.

         Buydown Fund: A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

         Buydown Fund Account: A separate account or accounts created and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer,
(b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

         Buydown Loan: A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

         Certificate: Any one of the Certificates issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibit A and B hereto. The additional matter appearing in Exhibit H shall be deemed incorporated into Exhibit A as though set forth at the end of such Exhibit.

         Certificate Account: The separate trust account created and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies. Funds in the Certificate Account in respect of the Mortgage Loans in each of the Loan Groups and amounts withdrawn from the Certificate Account attributable to each of such Loan Groups shall be accounted for separately. Funds in the Certificate Account may be invested in Eligible Investments pursuant to

Section 3.04(b) and reinvestment earnings thereon shall be paid to the Master Servicer as additional servicing compensation. Funds deposited in the Certificate Account (exclusive of the Master Servicing Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in
Section 2.01, Section 3.04, Section 3.05, Section 4.01, Section 4.04 and Section 4.05.

         Certificateholder or Holder: With respect to the Certificates, the person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an affiliate of the Company or the Master Servicer. With respect to the REMIC I Regular Interests, the owner of the REMIC I Regular Interests, which as of the Closing Date shall be the Trustee. With respect to the REMIC II Regular Interests, the owner of the REMIC II Regular Interests, which as of the Closing Date shall be the Trustee. With respect to the Variable Servicing Interest, the initial Servicer or any successor Servicer.

         Certificate Interest Rate: For each Class of Certificates and REMIC I and REMIC II Regular Interests, the per annum rate set forth as the Certificate Interest Rate for such Class in the Preliminary Statement hereto.

         Certificate Principal Balance: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

         Certificate Register and Certificate Registrar: The register maintained and the registrar appointed, respectively, pursuant to Section 5.03.

         Class: All REMIC I Regular Interests or the Class R-1 Residual Interest having the same priority and rights to payments on the Mortgage Loans from the REMIC I Available Distribution Amount, all REMIC II Regular Interests or the Class R-2 Residual Interest having the same priority and rights to payments on the REMIC I Regular Interests from the REMIC II Available Distribution Amount, and all REMIC III Regular Interests or the Class R-3 Residual Interest having the same priority and rights to payments on the REMIC II Regular Interests from the REMIC III Available Distribution Amount, as applicable, which REMIC I Regular Interests, REMIC II Regular Interests, REMIC III Regular Interests and Class R Residual Interests, as applicable, shall be designated as a separate Class, and which, in the case of the Certificates (including the Class R Certificates representing ownership of the Class R Residual Interests), shall be set forth in the applicable forms of Certificates attached hereto as Exhibits A and B. Each Class of REMIC I Regular Interests and the Class R-1 Residual Interest shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "REMIC I Distribution Amount" only to the extent of the REMIC I Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "REMIC I Distribution Amount," each Class of REMIC II Regular Interests and the Class R-2 Residual Interest shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "REMIC II Distribution Amount" only to the extent of the REMIC II Available Distribution

Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "REMIC II Distribution Amount" and each Class of REMIC III Regular Interests and the Class R-3 Residual Interest shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "REMIC III Distribution Amount" only to the extent of the REMIC III Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "REMIC III Distribution Amount."

         Class A Certificates: The Group I-A and Group II-A Certificates.

         Class A-L Regular Interests: The Group I-A-L and Group II-A-L Regular Interests.

         Class B-1 Certificates: The Certificates designated as "Class B-1" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class B-1-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

         Class B-2 Certificates: The Certificates designated as "Class B-2" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class B-2-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

         Class B-3 Certificates: The Certificates designated as "Class B-3" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class B-3-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

         Class B-4 Certificates: The Certificates designated as "Class B-4" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class B-4-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

         Class B-5 Certificates: The Certificates designated as "Class B-5" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class B-5-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

         Class B-6 Certificates: The Certificates designated as "Class B-6" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class B-6-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

         Class Y Regular Interests: The Class Y-1 and Class Y-2 Regular
Interests.

         Class Y-1 Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class Y-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Y-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-1 Regular Interest on such Distribution Date.

         Class Y-2 Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class Y-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Y-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-2 Regular Interest on such Distribution Date.

         Class Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the Class Principal Balances of the Class Y-1 and Class Y-2 Regular Interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as described in Appendix 1.

         Class Z Regular Interests: The Class Z-1 and Class Z-2 Regular
Interests.

         Class Z Principal Reduction Amounts: For any Distribution Date, the amounts by which the Class Principal Balances of the Class Z-1 and Class Z-2 Regular Interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the REMIC I Available Distribution Amount for the related Loan Group (i.e. the "related Loan Group" for the Class Z-1 Regular Interest is Loan Group I and the "related Loan Group" for the Class Z-2 Regular Interest is Loan Group II) over the sum of the amounts thereof distributable (i) in respect of interest on such Class Z Regular Interest and the related Class Y Regular Interest, (ii) to such Class Z Regular Interest and the related Class Y Regular Interest pursuant to clause (c)(i) of the definition of "REMIC I Distribution Amount" and (iii) in the case of Loan Group I, to the Class R-1 Residual Interest and (y) the amount of Realized Losses allocable to principal for the related Loan Group over (B) the Class Y Principal Reduction Amount for the related Loan Group.

         Class Z-1 Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class Z-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Z-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-1 Regular Interest on such Distribution Date.

         Class Z-2 Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class Z-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Z-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-2 Regular Interest on such Distribution Date.

         Class I-A-1 Certificates: The Certificates designated as "Class I-A-1" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class I-A-1-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

         Class I-A-2 Certificates: The Certificates designated as "Class I-A-2" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class I-A-2-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

         Class I-A-3 Certificates: The Certificates designated as "Class I-A-3" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class I-A-3-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

         Class I-A-4 Certificates: The Certificates designated as "Class I-A-4" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class I-A-4-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

         Class II-A-1 Certificates: The Certificates designated as "Class II-A-1" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class II-A-1-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

         Class II-A-2 Certificates: The Certificates designated as "Class II-A-2" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class II-A-2-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

         Class II-A-3 Certificates: The Certificates designated as "Class II-A-3" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class II-A-3-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

         Class Principal Balance: For any Class of Certificates and for any Class of REMIC I or REMIC II Regular Interests, the applicable initial Class Principal Balance therefor set forth in the Preliminary Statement hereto (which, in the case of the Class R Certificates, shall be the Class Principal Balance of the Class R-1 Residual Interest), corresponding to the rights of such Class in payments of principal due to be passed through to the Certificateholders or the Holders of the Regular Interests from principal payments on the Mortgage Loans, the REMIC I Regular Interests or the REMIC II Regular Interests, as applicable, as reduced from time to time by (x) distributions of principal to the Certificateholders or the Holders of the Regular Interests of such Class and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates and Regular Interests pursuant to the definition of "Realized Loss" shall be deemed effective prior to the determination and distribution of principal on such Class pursuant to the definitions of "REMIC I Distribution Amount," "REMIC II Distribution Amount" and "REMIC III Distribution Amount."

         Notwithstanding the foregoing, (A) any amounts distributed in respect of principal losses pursuant to paragraph (I)(c)(xix) of the definition of "REMIC II Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the REMIC II Regular Interests or their Corresponding Classes and (B) any amounts distributed in respect of principal losses pursuant to clause (c)(i) of the definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the REMIC I Regular Interests.

         The Class Principal Balance for the Class I-A-1 Certificates shall be referred to as the "Class I-A-1 Principal Balance," the Class Principal Balance for the Class I-A-1-L Regular Interest shall be referred to as the "Class I-A-1-L Principal Balance" and so on.

         Class R Residual Interests: The Class R-1, Class R-2 and Class R-3 Residual Interests.

         Class R Certificates: The Certificates designated as "Class R" on the face thereof in substantially the form attached hereto as Exhibit B, representing ownership of the Class R-1, Class R-2 and Class R-3 Residual Interests, each of which Class of Residual Interests has been designated as the sole class of "residual interest" in REMIC I, REMIC II and REMIC III,

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respectively, pursuant to Section 2.01, Section 2.05 and Section 2.07, respectively, for purposes of Section 860G(a)(2) of the Code.

         Clean-Up Call Percentage: 5%.

         Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

         Closing Date: August 23, 2001, which is the date of settlement of the sale of the Certificates to the original purchasers thereof.

         Code: The Internal Revenue Code of 1986, as amended.

         Company: Washington Mutual Mortgage Securities Corp., a Delaware corporation, or its successor-in-interest.

         Compensating Interest: For any Distribution Date with respect to each Loan Group and the Mortgage Loans contained therein, the lesser of (i) the sum of (a) the aggregate Master Servicing Fee payable with respect to such Loan Group on such Distribution Date, (b) the aggregate Payoff Earnings with respect to such Loan Group and (c) the aggregate Payoff Interest with respect to such Loan Group and (ii) the aggregate Uncollected Interest with respect to such Loan Group.

         Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in any such state, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

         Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

         Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund created hereunder.

         Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

         Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

         Corporate Trust Office: The corporate trust office of the Trustee in the Commonwealth of Massachusetts, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 225 Franklin Street, Boston, MA 02110, Attention: Corporate Trust Washington Mutual 2001-AR1.

         Corporation: Any Person (other than an individual, partnership, joint venture or unincorporated organization) incorporated, associated, organized, chartered or existing under the laws of any state or under the federal laws of the United States of America; provided, that such Person have indefinite existence under the law of its domicile.

         Corresponding Class: With respect to the Group I, Group II and Group B Certificates and the REMIC II Regular Interests, the "Corresponding Class" shall be as indicated in the following table:

                   Class I-A-1-L            Class I-A-1
                   Class I-A-2-L            Class I-A-2
                   Class I-A-3-L            Class I-A-3
                   Class I-A-4-L            Class I-A-4
                   Class II-A-1-L           Class II-A-1
                   Class II-A-2-L           Class II-A-2
                   Class II-A-3-L           Class II-A-3
                   Class B-1-L              Class B-1
                   Class B-2-L              Class B-2
                   Class B-3-L              Class B-3
                   Class B-4-L              Class B-4
                   Class B-5-L              Class B-5
                   Class B-6-L              Class B-6

         Credit Support Depletion Date: The first Distribution Date on which the aggregate Class Principal Balance of the Group B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

         Curtailment: Any payment (exclusive of any prepayment penalty) of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding principal balance of the Mortgage Loan.

         Curtailment Shortfall: With respect to any Non-Excluded Curtailment applied with a Monthly Payment other than a Prepaid Monthly Payment, an amount equal to one month's interest on such Non-Excluded Curtailment at the applicable Pass-Through Rate on such Mortgage Loan.

         Custodial Account for P&I: The Custodial Account for principal and interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for P&I is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for P&I shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for P&I may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for P&I" shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

         Custodial Account for Reserves: The Custodial Account for Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for Reserves is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for Reserves shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for Reserves may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for Reserves" shall promptly be withdrawn from such Custodial Account for Reserves and be remitted to the Investment Account.

         Custodial Agreement: The agreement, if any, between the Trustee and a Custodian providing for the safekeeping of the Mortgage Files on behalf of the Certificateholders.

         Custodian: A custodian (other than the Trustee) which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee. The reasonable fees and expenses of the Custodian shall be paid by the Master Servicer. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

         Cut-Off Date: August 1, 2001.

         Definitive Certificates: Certificates in definitive, fully registered and certificated form.

         Depositary Agreement: The Letter of Representations, dated August 22, 2001 by and among DTC, the Company and the Trustee.

         Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Determination Date: A day not later than the 10th day preceding a related Distribution Date, as determined by the Master Servicer.

         Disqualified Organization: Any Person which is not a Permitted Transferee, but does not include any Pass-Through Entity which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary.

         Distribution Date: With respect to distributions on the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being September 25, 2001. The "related Due Date" for any Distribution Date is the Due Date immediately preceding such Distribution Date.

         DTC: The Depository Trust Company.

         DTC Participant: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

         Due Date: The day on which the Monthly Payment for each Mortgage Loan is due.

         Eligible Institution: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies, (ii) with respect to any Custodial Account for P&I and special Custodial Account for Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agencies,
(iii) with respect to any Buydown Fund Account or Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating Agencies, or (iv) the approval of the Rating Agencies. Such institution may be the Servicer if the applicable Selling and Servicing Contract requires the Servicer to provide the Master Servicer with written notice on the Business Day following the date on which the Servicer determines that such Servicer's short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence.

         Eligible Investments: Any one or more of the obligations or securities listed below in which funds deposited in the Investment Account, the Certificate Account, the Custodial Account for P&I and the Custodial Account for Reserves may be invested:

                  (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii) Repurchase agreements on obligations described in clause
         (i) of this definition of "Eligible Investments," provided that the unsecured obligations of the party (including the Trustee in its commercial capacity) agreeing to repurchase such obligations have at the time one of the two highest short term debt ratings of the Rating

         Agencies and provided that such repurchaser's unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agencies;

                  (iii) Federal funds, certificates of deposit, time deposits and bankers' acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state (including the Trustee in its commercial capacity), provided that the debt obligations of such bank or trust company (or, in the case of the principal bank in a bank holding company system, debt obligations of the bank holding company) at the date of acquisition thereof have one of the two highest short term debt ratings of the Rating Agencies and unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agencies;

                  (iv) Obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from the Rating Agencies;

                  (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition has the highest commercial paper rating of the Rating Agencies, provided that the corporation has unsecured long term debt that has one of the two highest unsecured long term debt ratings of the Rating Agencies;

                  (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States or any state thereof and have the highest long-term unsecured rating available for such securities from the Rating Agencies; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account; and

                  (vii) Units of taxable money market funds (which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940), which funds have the highest rating available for such securities from the Rating Agencies or which have been designated in writing by the Rating Agencies as Eligible Investments;

provided, however, that such obligation or security is held for a temporary period pursuant to Section 1.860G-2(g)(1) of the Treasury Regulations, and that such period can in no event exceed thirteen months.

         In no event shall an instrument be an Eligible Investment if such instrument (a) evidences a right to receive only interest payments with respect to the obligations underlying such instrument or (b) has been purchased at a price greater than the outstanding principal balance of such instrument.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         ERISA Restricted Certificate: Any Senior Subordinate Certificate.

         Event of Default: Any event of default as specified in Section 7.01.

         Excess Liquidation Proceeds: With respect to any Distribution Date, the excess, if any, of aggregate Liquidation Proceeds received during the Prior Period over the amount that would have been received if Payoffs had been made with respect to such Mortgage Loans on the date such Liquidation Proceeds were received.

         Excluded Curtailment: Any Curtailment received on a Mortgage Loan acquired by the Company from Washington Mutual Bank, FA, Washington Mutual Bank fsb or Washington Mutual Bank, a Washington state chartered savings bank, between the Cut-Off Date and the date of the mortgage loan schedule attached to the mortgage loan purchase agreement pursuant to which the Company purchased such loan.

         FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

         FHA: Federal Housing Administration, or any successor thereto.

         Fannie Mae: The entity formerly known as the Federal National Mortgage Association, or any successor thereto.

         Final Maturity Date: With respect to each Class of the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates, the date set forth in the applicable table contained in the Preliminary Statement hereto.

         Fitch: Fitch, Inc., provided that at any time it be a Rating Agency.

         Fraud Coverage: During the period prior to the first anniversary of the Cut-Off Date, 2.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date (the "Initial Fraud Coverage"), reduced by Fraud Losses allocated to the REMIC II Regular Interests since the Cut-Off Date; during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this paragraph) reduced by Fraud Losses allocated to the REMIC II Regular Interests since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, zero. On each anniversary of the Cut-Off Date, the Fraud Coverage shall be reduced to the lesser of (i) on the first, second, third and fourth anniversaries of the Cut-Off Date, 1.00% of the aggregate principal balance of the Mortgage Loans as of the Due Date in the preceding month and (ii) the excess of the Initial Fraud Coverage over cumulative Fraud Losses allocated to the REMIC II Regular Interests since the Cut-Off Date.

         The Fraud Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

         Fraud Loss: A Realized Loss (or portion thereof) with respect to a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, Lender, a Servicer or the Master Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy previously issued with respect to such Mortgage Loan.

         Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

         GCD: Greenwich Capital Derivatives, Inc.

         Group B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

         Group B Percentage: For any date of determination, the aggregate Class Principal Balance of the Group B Certificates divided by the then outstanding aggregate Principal Balance of the Mortgage Loans.

         Group B-L Regular Interests: The Class B-1-L, Class B-2-L, Class B-3-L, Class B-4-L, Class B-5-L and Class B-6-L Regular Interests.

         Group I Adjusted Senior Percentage or Group II Adjusted Senior
Percentage: For any Distribution Date before the Distribution Date in September 2011, each of the Group I Adjusted Senior Percentage and the Group II Adjusted Senior Percentage shall equal 100%, unless (A) the Group B Percentage for such Distribution Date is greater than or equal to twice the Group B Percentage as of the Closing Date and (B) neither of the tests specified in clauses (a) and (b) below is met:

         (a) the mean aggregate Principal Balance, as of the Distribution Date in each of the immediately preceding six calendar months, of the Mortgage Loans which were 60 or more days delinquent as of such date (including Mortgage Loans in foreclosure and Mortgaged Properties held by REMIC I) is greater than 50% of the aggregate Class Principal Balance of the Group B Certificates as of the current Distribution Date, or

         (b) cumulative Realized Losses on the Mortgage Loans allocated to the Group B Certificates exceed 30% of the aggregate Class Principal Balance of the Group B Certificates as of the Closing Date,

in which case (i) for any Distribution Date before the Distribution Date in September 2004, the Group I Adjusted Senior Percentage and the Group II Adjusted Senior Percentage shall equal the Group I Senior Percentage or the Group II Senior Percentage, as applicable, for such Distribution Date plus 50% of the Subordinate Percentage for the related Loan Group for such Distribution Date and
(ii) for any Distribution Date on or after the Distribution Date in September 2004, the Group I Adjusted Senior Percentage and the Group II Adjusted Senior Percentage shall equal the

Group I Senior Percentage or the Group II Senior Percentage, as applicable, for such Distribution Date.

         For any Distribution Date on or after the Distribution Date in September 2011, the Group I Adjusted Senior Percentage and the Group II Adjusted Senior Percentage shall equal the Group I Senior Percentage or the Group II Senior Percentage, as applicable.

         Notwithstanding the above, for any Distribution Date, if the aggregate Class Principal Balance of either the Group I-A Certificates or the Group II-A Certificates will be reduced to zero on such Distribution Date, then the Group I Adjusted Senior Percentage or the Group II Adjusted Senior Percentage, as applicable, shall be limited to the percentage necessary to reduce such aggregate balance to zero.

         Group I Adjusted Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group I Adjusted Senior Percentage for such date.

         Group I Certificates: The Group I-A Certificates.

         Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

         Group I Senior Liquidation Amount: For any Distribution Date, the aggregate, for each Group I Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group I Adjusted Senior Percentage of the Principal Balance of such Mortgage Loan and (ii) the Group I Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

         Group I Senior Percentage: For any Distribution Date, the lesser of (i) 100% and (ii) the aggregate Class Principal Balance of the Group I-A and Residual Certificates divided by the aggregate Principal Balance of the Group I Loans, in each case immediately before such Distribution Date.

         Group I Senior Prepayment Percentage or Group II Senior Prepayment
Percentage: Subject to the immediately succeeding paragraph, (A) for any Distribution Date prior to the tenth anniversary of the first Distribution Date, each of the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall equal 100% and (B) for any Distribution Date on or after the tenth anniversary of the first Distribution Date, the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall be calculated as follows: (1) for any such Distribution Date on or after the tenth anniversary but before the eleventh anniversary of the first Distribution Date, the Group I Senior Percentage or the Group II Senior Percentage, as applicable, for such Distribution Date plus 70% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (2) for any such Distribution Date on or after the eleventh anniversary but before the twelfth anniversary of the first Distribution Date, the Group I Senior Percentage or the Group II Senior Percentage, as applicable, for such Distribution Date plus 60% of the Subordinate Percentage for the related Loan Group for such Distribution Date;
(3) for any such Distribution Date on or after the twelfth anniversary but before the thirteenth anniversary of the first Distribution Date, the Group I Senior Percentage or the Group II Senior Percentage, as applicable, for such Distribution Date plus 40% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (4) for any such Distribution Date on or after the thirteenth anniversary but before the fourteenth anniversary of the first Distribution Date, the Group I Senior Percentage or the Group II Senior Percentage, as applicable, for such Distribution Date plus 20% of the Subordinate Percentage for the related Loan Group for such Distribution Date; and (5) for any such Distribution Date thereafter, the Group I Senior Percentage or the Group II Senior Percentage, as applicable, for such Distribution Date; provided, however, that (x) for any Distribution Date prior to the Distribution Date in September 2004, if the Group B Percentage for such Distribution Date is greater than or equal to twice the Group B Percentage as of the Closing Date, then the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall equal the Group I Senior Percentage or the Group II Senior Percentage, as applicable, for such Distribution Date plus 50% of the Subordinate Percentage for the related Loan Group for such Distribution Date and (y) for any Distribution Date on or after the Distribution Date in September 2004, if the Group B Percentage for such Distribution Date is greater than or equal to twice the Group B Percentage as of the Closing Date, then the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall equal the Group I Senior Percentage or the Group II Senior Percentage, as applicable, for such Distribution Date.

         Notwithstanding the immediately preceding paragraph, (A) for any Distribution Date, if the Group I Senior Percentage for such Distribution Date is greater than the Group I Senior Percentage as of the Closing Date or the Group II Senior Percentage for such Distribution Date is greater than the Group II Senior Percentage as of the Closing Date, then each of the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall equal 100%, (B) for any Distribution Date on or before the tenth anniversary of the first Distribution Date, if any of the tests specified in clauses (a) and (b) below is met, then each of the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall equal 100% and (C) for any Distribution Date after the tenth anniversary of the first Distribution Date, if any of the tests specified in clauses (a) and (b) below is met (unless either
(x) the Group I Senior Percentage for such Distribution Date is greater than the Group I Senior Percentage as of the Closing Date, (y) the Group II Senior Percentage for such Distribution Date is greater than the Group II Senior Percentage as of the Closing Date or (z) there is no Earlier Distribution Date (as defined below), in each of which case each of the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall equal 100%), then each of the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall be calculated as follows: (1) if the most recent preceding Distribution Date on which none of the tests specified in clauses (a) and (b) below was met (such date referred to as the "Earlier Distribution Date") is on or after the tenth anniversary but before the eleventh anniversary of the first Distribution Date, then the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall equal the Group I Senior Percentage or the Group II Senior Percentage, as applicable, for the current Distribution Date plus 70% of the Subordinate Percentage for the related Loan Group for the current Distribution Date, (2) if the Earlier Distribution Date is on or after the eleventh anniversary but before the twelfth anniversary of the first Distribution Date, then the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall equal the Group I Senior Percentage or the Group II Senior Percentage, as applicable, for the current Distribution Date plus 60% of the Subordinate Percentage for the related Loan Group for the current Distribution Date, (3) if the Earlier Distribution Date is on or after the twelfth anniversary but before the thirteenth anniversary of the first Distribution Date, then the Group I

Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall equal the Group I Senior Percentage or the Group II Senior Percentage, as applicable, for the current Distribution Date plus 40% of the Subordinate Percentage for the related Loan Group for the current Distribution Date, (4) if the Earlier Distribution Date is on or after the thirteenth anniversary but before the fourteenth anniversary of the first Distribution Date, then the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall equal the Group I Senior Percentage or the Group II Senior Percentage, as applicable, for the current Distribution Date plus 20% of the Subordinate Percentage for the related Loan Group for the current Distribution Date, and (5) if the Earlier Distribution Date is on or after the fourteenth anniversary of the first Distribution Date, then the Group I Senior Prepayment Percentage and the Group II Senior Prepayment Percentage shall equal the Group I Senior Percentage, the Group I Senior Percentage or the Group II Senior Percentage, as applicable, for the current Distribution Date:

         (a) the mean aggregate Principal Balance, as of the Distribution Date in each of the immediately preceding six calendar months, of the Mortgage Loans which were 60 or more days delinquent as of such date (including Mortgage Loans in foreclosure and Mortgaged Properties held by REMIC I) is greater than 50% of the aggregate Class Principal Balance of the Group B Certificates as of the current Distribution Date, or

         (b) cumulative Realized Losses on the Mortgage Loans allocated to the Group B Certificates, as a percentage of the aggregate Class Principal Balance of the Group B Certificates as of the Closing Date, are greater than, for any Distribution Date (1) before the eleventh anniversary of the first Distribution Date, 30%, (2) on or after the eleventh anniversary but before the twelfth anniversary of the first Distribution Date, 35%,
                  (3) on or after the twelfth anniversary but before the thirteenth anniversary of the first Distribution Date, 40%,
                  (4) on or after the thirteenth anniversary but before the fourteenth anniversary of the first Distribution Date, 45%, and (5) on or after the fourteenth anniversary of the first Distribution Date, 50%.

         If on any Distribution Date the allocation to the Group I-A or Group II-A Certificates of Principal Prepayments in the percentage required would reduce the aggregate Class Principal Balance of such Certificates below zero, the Group I Senior Prepayment Percentage or the Group II Senior Prepayment Percentage, as applicable, for such Distribution Date shall be limited to the percentage necessary to reduce such aggregate Class Principal Balance to zero.

         Group I Senior Principal Distribution Amount: For any Distribution Date, an amount equal to the sum of (a) the Group I Adjusted Senior Percentage of the Principal Payment Amount for Loan Group I, (b) the Group I Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group I and
(c) the Group I Senior Liquidation Amount.

         Group I Subordinate Balance: For any date of determination, an amount equal to the then outstanding aggregate Principal Balance of the Group I Loans reduced by the aggregate Class Principal Balance of the Group I-A and Residual Certificates.

         Group I Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group I Senior Percentage for such date.

         Group I Subordinate Prepayment Percentage: For any Distribution Date, the excess of 100% over the Group I Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group I-A and Residual Certificates has been reduced to zero, then the Group I Subordinate Prepayment Percentage shall equal 100%.

         Group I-A Certificates: The Class I-A-1, Class I-A-2, Class I-A-3 and Class I-A-4 Certificates.

         Group I-A-L Regular Interests: The Class I-A-1-L, Class I-A-2-L, Class I-A-3-L and Class I-A-4-L Regular Interests.

         Group I-L Regular Interests: The Group I-A-L Regular Interests.

         Group II Adjusted Senior Percentage: See the definition of "Group I Adjusted Senior Percentage or Group II Adjusted Senior Percentage."

         Group II Adjusted Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group II Adjusted Senior Percentage for such date.

         Group II Certificates: The Group II-A Certificates.

         Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

         Group II Senior Liquidation Amount: For any Distribution Date, the aggregate, for each Group II Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group II Adjusted Senior Percentage of the Principal Balance of such Mortgage Loan and (ii) the Group II Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

         Group II Senior Percentage: For any Distribution Date, the lesser of
(i) 100% and (ii) the aggregate Class Principal Balance of the Group II-A Certificates divided by the aggregate Principal Balance of the Group II Loans, in each case immediately before such Distribution Date.

         Group II Senior Prepayment Percentage: See the definition of "Group I Senior Prepayment Percentage or Group II Senior Prepayment Percentage."

         Group II Senior Principal Distribution Amount: For any Distribution Date, an amount equal to the sum of (a) the Group II Adjusted Senior Percentage of the Principal Payment Amount for Loan Group II, (b) the Group II Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group II and
(c) the Group II Senior Liquidation Amount.

         Group II Subordinate Balance: For any date of determination, an amount equal to the then outstanding aggregate Principal Balance of the Group II Loans reduced by the aggregate Class Principal Balance of the Group II-A Certificates.

         Group II Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group II Senior Percentage for such date.

         Group II Subordinate Prepayment Percentage: For any Distribution Date, the excess of 100% over the Group II Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group II-A Certificates has been reduced to zero, then the Group II Subordinate Prepayment Percentage shall equal 100%.

         Group II-A Certificates: The Class II-A-1, Class II-A-2 and Class II-A-3 Certificates.

         Group II-A-L Regular Interests: The Class II-A-1-L, Class II-A-2-L and Class II-A-3-L Regular Interests.

         Group II-L Regular Interests: The Group II-A-L Regular Interests.

         Index: The weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15(519) most recently available as of 45 days before the applicable Adjustment Date. In the event the Index is no longer available, the Master Servicer will select a substitute Index in accordance with the terms of the related Mortgage Note and in compliance with applicable law.

         Indirect DTC Participants: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

         Initial Custodial Agreement: The Custodial Agreement, dated the date hereof, among the Trustee, the Master Servicer and the Initial Custodian.

         Initial Custodian: Washington Mutual Bank, FA, which has been designated by the Company to be appointed by the Trustee to act as Custodian, and whose appointment has been approved by the Master Servicer.

         Insurance Proceeds: Amounts paid or payable by the insurer under any Primary Insurance Policy or any other insurance policy (including any replacement policy permitted under this Agreement) covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to Section 3.07, any title insurance policy required pursuant to Section 2.03 and any FHA insurance policy or VA guaranty.

         Interest Distribution Amount: For any Distribution Date, for any Class of the REMIC I Regular Interests, the REMIC II Regular Interests and the Class R-1 Residual Interest, the amount of interest accrued during the Prior Period, at the related Certificate Interest Rate for such Class for such Distribution Date, on the respective Class Principal Balance immediately before such Distribution Date, reduced by Uncompensated Interest Shortfall, interest shortfalls related to the Relief Act and the interest portion of Realized Losses allocated to such Class pursuant to the definitions of "Uncompensated Interest Shortfall," "Relief Act" and "Realized Loss," respectively.

         For any Distribution Date, for the Group I Certificates (in the aggregate), the amount of interest accrued during the Prior Period, at the weighted average of the Certificate Interest Rates for the Group I Certificates for such Distribution Date, on the aggregate Class Principal Balance of the Group I Certificates immediately before such Distribution Date, reduced by (i) the product of the Senior Certificate Interest Fraction for Group I and the aggregate amount of any Uncompensated Interest Shortfall allocated to the Group I-L Regular Interests on such Distribution Date pursuant to the definition of "Uncompensated Interest Shortfall," (ii) the product of the Senior Certificate Interest Fraction for Group I and the aggregate amount of any interest shortfalls related to the Relief Act allocated to the Group I-L Regular Interests on such Distribution Date pursuant to the definition of "Relief Act" and (iii) any interest portion of Realized Losses allocated to the Group I-L Regular Interests on such Distribution Date pursuant to the definition of "Realized Loss."

         For any Distribution Date, for the Group II Certificates (in the aggregate), the amount of interest accrued during the Prior Period, at the weighted average of the Certificate Interest Rates for the Group II Certificates for such Distribution Date, on the aggregate Class Principal Balance of the Group II Certificates immediately before such Distribution Date, reduced by (i) the product of the Senior Certificate Interest Fraction for Group II and the aggregate amount of any Uncompensated Interest Shortfall allocated to the Group II-L Regular Interests on such Distribution Date pursuant to the definition of "Uncompensated Interest Shortfall," (ii) the product of the Senior Certificate Interest Fraction for Group II and the aggregate amount of any interest shortfalls related to the Relief Act allocated to the Group II-L Regular Interests on such Distribution Date pursuant to the definition of "Relief Act" and (iii) any interest portion of Realized Losses allocated to the Group II-L Regular Interests on such Distribution Date pursuant to the definition of "Realized Loss."

         For any Distribution Date, for the Variable Servicing Interest and related to Group I, the amount of interest accrued during the Prior Period, at the Variable Servicing Interest Rate for Group I for such Distribution Date, on the aggregate Class Principal Balance of the Group I Certificates immediately before such Distribution Date, reduced by (i) the product of the Variable Servicing Interest Fraction for Group I and the aggregate amount of any Uncompensated Interest Shortfall allocated to the Group I-L Regular Interests on such Distribution Date pursuant to the definition of "Uncompensated Interest Shortfall" and (ii) the product of the Variable Servicing Interest Fraction for Group I and the aggregate amount of any interest shortfalls related to the Relief Act allocated to the Group I-L Regular Interests on such Distribution Date pursuant to the definition of "Relief Act."

         For any Distribution Date, for the Variable Servicing Interest and related to Group II, the amount of interest accrued during the Prior Period, at the Variable Servicing Interest Rate for Group II for such Distribution Date, on the aggregate Class Principal Balance of the Group II Certificates immediately before such Distribution Date, reduced by (i) the product of the Variable Servicing Interest Fraction for Group II and the aggregate amount of any Uncompensated Interest Shortfall allocated to the Group II-L Regular Interests on such

Distribution Date pursuant to the definition of "Uncompensated Interest Shortfall" and (ii) the product of the Variable Servicing Interest Fraction for Group II and the aggregate amount of any interest shortfalls related to the Relief Act allocated to the Group II-L Regular Interests on such Distribution Date pursuant to the definition of "Relief Act".

         The computation of interest accrued shall be made on the basis of a 360-day year of twelve 30-day months.

         Interest Transfer Amount: For any Distribution Date for each Undercollateralized Group, an amount equal to one month's interest on the applicable Principal Transfer Amount at the weighted average Certificate Interest Rate of the Group I-A-L Regular Interests if the Undercollateralized Group is Loan Group I and at the weighted average Certificate Interest Rate of the Group II-A-L Regular Interests if the Undercollateralized Group is Loan Group II, plus any interest accrued on the Senior Regular Interests related to such Undercollateralized Group remaining unpaid from prior Distribution Dates.

         Investment Account: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificates) maintained by the Master Servicer in the trust department of the Investment Depository pursuant to Section 3.03 and which bears a designation acceptable to the Rating Agencies.

         Investment Depository: The Chase Manhattan Bank, New York, New York or another bank or trust company designated from time to time by the Master Servicer. The Investment Depository shall at all times be an Eligible Institution.

         Junior Subordinate Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

         Last Scheduled Distribution Date: With respect to any Class of Certificates, the Final Maturity Date for such Class.

         Lender: An institution from which the Company purchased any Mortgage Loans pursuant to a Selling and Servicing Contract.

         Liquidated Mortgage Loan: A Mortgage Loan for which the Master Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that it has received all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise. For purposes of this definition, acquisition of a Mortgaged Property by the Trust Fund shall not constitute final liquidation of the related Mortgage Loan.

         Liquidation Principal: The principal portion of Liquidation Proceeds received with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior Period.

         Liquidation Proceeds: Amounts after deduction of amounts reimbursable under Section 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise.

         Loan Group: Loan Group I or Loan Group II, as applicable.

         Loan Group I: The group of Mortgage Loans comprised of the Group I
Loans.

         Loan Group II: The group of Mortgage Loans comprised of the Group II Loans.

         Loan-to-Value Ratio: The original principal amount of a Mortgage Loan divided by the Original Value; however, references to "current Loan-to-Value Ratio" or "Loan-to-Value Ratio as of the Cut-Off Date" in Section 2.03 shall be deemed to mean the then current Principal Balance of a Mortgage Loan divided by the Original Value.

         Lowest Class B Owner: An owner unaffiliated with the Company or the Master Servicer of (i) a 100% interest in the Class of Group B Certificates with the lowest priority or (ii) a 100% interest in a class of securities representing such interest in such Class specified in clause (i) above.

         Margin: For each Mortgage Loan, the applicable fixed per annum percentage rate specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

         Master Servicer: The Company, or any successor thereto appointed as provided pursuant to Section 7.02, acting to service and administer the Mortgage Loans pursuant to Section 3.01.

         Master Servicer Business Day: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Chicago, Illinois are authorized or obligated by law or executive order to be closed.

         Master Servicing Fee: The fee charged by the Master Servicer for supervising the mortgage servicing and advancing certain expenses, equal to a per annum rate set forth for each Mortgage Loan in Exhibit D on the outstanding Principal Balance of such Mortgage Loan, payable monthly from the Certificate Account, the Investment Account or the Custodial Account for P&I.

         MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor thereto.

         MERS Loan: Any Mortgage Loan registered on the MERS'r' System for which MERS appears as the mortgagee of record on the Mortgage or on an assignment thereof.

         MERS'r' System: The system of electronically recording transfers of Mortgages maintained by MERS.

         MIN: The Mortgage Identification Number for a MERS Loan.

         MOM Loan: A Mortgage Loan that was registered on the MERS'r' System at the time of origination thereof and for which MERS appears as the mortgagee of record on the Mortgage.

         Monthly P&I Advance: An advance of funds by the Master Servicer pursuant to Section 4.02 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

         Monthly Payment: The scheduled payment of principal and interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

         Moody's: Moody's Investors Service, Inc., provided that at any time it be a Rating Agency.

         Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note.

         Mortgage File: The following documents or instruments with respect to each Mortgage Loan transferred and assigned by the Company pursuant to Section 2.01, (X) with respect to each Mortgage Loan that is not a Cooperative Loan:

                  (i) The original Mortgage Note endorsed (A) in blank or (B) to "State Street Bank and Trust Company, as Custodian/Trustee, without recourse" or "State Street Bank and Trust Company, as Trustee for the benefit of the Holders from time to time of Washington Mutual Mortgage Securities Corp. WaMu Mortgage Pass-Through Certificates, Series 2001-AR1, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company, as applicable, stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the Mortgage Note; provided, however, that in the event the Company acquired the related Mortgage Loan from an affiliate of the Company, then the Mortgage Note need not be endorsed in blank or to State Street Bank and Trust Company as provided above (but, if not so endorsed, shall be made payable to, or endorsed by the mortgagee named therein to, such affiliate of the Company);

                  (ii) The Buydown Agreement, if applicable;

                  (iii) A Mortgage that is either

                           (1) (x) the original recorded Mortgage with evidence
                  of recording thereon for the jurisdiction in which the Mortgaged Property is located (which original recorded Mortgage, in the case of a MOM Loan, shall set forth the MIN and shall indicate that the Mortgage Loan is a MOM Loan), (y) unless the Mortgage Loan is a MERS Loan, an original Mortgage assignment thereof duly executed and acknowledged in recordable form (A) in blank or (B) to "State Street Bank and Trust Company, as Custodian/Trustee," or to "State Street Bank and Trust Company, as Trustee for the Holders of Washington Mutual Mortgage Securities Corp. WaMu Mortgage Pass-Through Certificates, Series 2001-AR1," and (z) unless the Mortgage Loan is a MOM Loan, recorded originals of all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note (or, in the case of a MERS Loan other than a MOM Loan, from the originator to MERS); or

                           (2) (x) a copy (which may be in electronic form) of
                  the Mortgage (which Mortgage, in the case of a MOM Loan, shall set forth the MIN and shall indicate that the Mortgage Loan is a MOM Loan) which represents a true and correct reproduction of the original Mortgage and which has either been certified
                  (i) on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or (ii) by the originator, the related Lender or the escrow or title company which provided closing services in connection with such Mortgage Loan as a true and correct copy the original of which has been sent for recordation, (y) unless the Mortgage Loan is a MERS Loan, an original Mortgage assignment thereof duly executed and acknowledged in recordable form (A) in blank or (B) to "State Street Bank and Trust Company, as Custodian/Trustee," or to "State Street Bank and Trust Company, as Trustee for the Holders of Washington Mutual Mortgage Securities Corp. WaMu Mortgage Pass-Through Certificates, Series 2001-AR1," and (z) unless the Mortgage Loan is a MOM Loan, true and correct copies, certified by the applicable county recorder or by the originator or Lender as described above, of all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note (or, in the case of a MERS Loan other than a MOM Loan, from the originator to MERS);

         provided, however, that in the event the Company acquired the related Mortgage Loan from an affiliate of the Company, then the Mortgage File need not include a Mortgage assignment executed in blank or to State Street Bank and Trust Company as provided in clause (iii)(1)(y) or
         (iii)(2)(y) above, as applicable (but the Mortgage File shall, unless the related Mortgage Loan was originated by such affiliate of the Company, include an intervening Mortgage assignment to such affiliate as provided in clause (iii)(1)(z) or (iii)(2)(z) above, as applicable); and

                  (iv) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment;

and (Y) with respect to each Cooperative Loan:

                  (i) the original Mortgage Note endorsed to "State Street Bank and Trust Company, as Custodian/Trustee," or to "State Street Bank and Trust Company, as Trustee for the Holders of Washington Mutual Mortgage Securities Corp. WaMu Mortgage Pass-Through Certificates, Series 2001-AR1" and all intervening endorsements evidencing a complete chain of endorsements, from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company, as applicable, stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                  (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

                  (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                  (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                  (v) The Security Agreement;

                  (vi) Copies of the original UCC financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                  (vii) Copies of the filed UCC assignments or amendments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                  (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                  (ix) An executed UCC financing statement showing the Company as debtor and the Trustee as secured party, in a form sufficient for filing, evidencing the interest of such debtor in the Cooperative Loans; and

                  (x) For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

         Mortgage Interest Rate: For any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

         Mortgage Loan Schedule: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit D, which shall set forth as to each Mortgage Loan the following, among other things:

                  (i) its loan number,

                  (ii) the address of the Mortgaged Property,

                  (iii) the name of the Mortgagor,

                  (iv) the Original Value of the property subject to the Mortgage,

                  (v) the Principal Balance as of the Cut-Off Date (after giving effect to any Excluded Curtailments),

                  (vi) the Mortgage Interest Rate borne by the Mortgage Note and the Rate Ceiling, Rate Floor, Periodic Cap and Margin, as applicable, borne by the Mortgage Note,

                  (vii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date, and, if so, whether such Primary Insurance Policy is a Special Primary Insurance Policy,

                  (viii) the maturity of the Mortgage Note,

                  (ix) the Master Servicing Fee and the fixed portion of the Servicing Fee, and

                  (x) its Loan Group.

         Mortgage Loans: The mortgage loans listed on the Mortgage Loan Schedule and transferred and assigned to the Trustee pursuant hereto. With respect to each Mortgage Loan that is a Cooperative Loan, "Mortgage Loan" shall include, but not be limited to, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease and, with respect to each Mortgage Loan other than a Cooperative Loan, "Mortgage Loan" shall include, but not be limited to the Mortgages and the related Mortgage Notes.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

         Mortgage Pool: All of the Mortgage Loans.

         Mortgaged Property: With respect to any Mortgage Loan, other than a Cooperative Loan, the real property, together with improvements thereto, and, with respect to any Cooperative Loan, the related Cooperative Stock and Cooperative Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan. "Mortgaged Property" shall also refer to property which once secured the indebtedness of a Mortgagor under the related Mortgage Loan but which was acquired by the Trust upon foreclosure or other liquidation of such Mortgage Loan.

         Mortgagor: The obligor on a Mortgage Note.

         Nonrecoverable Advance: With respect to any Mortgage Loan, any advance which the Master Servicer shall determine to be a Nonrecoverable Advance pursuant to Section 4.03 and which was, or is proposed to be, made by (i) the Master Servicer or (ii) a Servicer pursuant to its Selling and Servicing Contract.

         Non-Excluded Curtailment: Any Curtailment other than an Excluded Curtailment.

         Non-U.S. Person: A Person that is not a U.S. Person.

         Notice Addresses: (a) In the case of the Company, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention: Master Servicing Department, with a copy to: Washington Mutual Legal Department, 1201 Third Avenue, WMT 1706, Seattle, WA 98101, Attention: WMMSC, or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Master Servicer in writing by the Trustee, (c) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar, (d) in the case of S&P, 55 Water Street, 41st Floor, New York, New York 10041-0003, Attention: Frank Raiter, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by S&P, (e) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention:
Monitoring, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by Moody's, and (f) in the case of Fitch, 1 State Street Plaza, New York, New York 10004, Attention: Glenn Costello, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by Fitch.

         OTS: The Office of Thrift Supervision, or any successor thereto.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of the Master Servicer and delivered to the Trustee.

         Opinion of Counsel: A written opinion of counsel, who shall be reasonably acceptable to the Trustee and who may be counsel (including in-house counsel) for the Company or the Master Servicer.

         Original Value: With respect to any Mortgage Loan other than a Mortgage Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value (if any) of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property.

         Overcollateralized Group: Either Loan Group, if on any Distribution Date such Loan Group is not an Undercollateralized Group and the other Loan Group is an Undercollateralized Group.

         Ownership Interest: With respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through Entity: Any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies.

         Pass-Through Rate: For each Mortgage Loan, a per annum rate equal to the Mortgage Interest Rate for such Mortgage Loan less the per annum percentage rates related to each of (i) the fixed portion of the Servicing Fee for such Mortgage Loan, (ii) the Master Servicing Fee for such Mortgage Loan and (iii) if such Mortgage Loan was covered by a Special Primary Insurance Policy on the Closing Date (even if no longer so covered), the applicable Special Primary Insurance Premium. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Balance of the related Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the outstanding Principal Balance of the related Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

         Paying Agent: Any paying agent appointed by the Trustee pursuant to
Section 8.12.

         Payoff: Any Mortgagor payment (exclusive of any prepayment penalty) of principal on a Mortgage Loan equal to the entire outstanding Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

         Payoff Earnings: For any Distribution Date with respect to each Mortgage Loan on which a Payoff was received by the Master Servicer during the Payoff Period, the aggregate of the interest earned by the Master Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

         Payoff Interest: For any Distribution Date with respect to a Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Pass-Through Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Master Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the Master Servicer as additional servicing compensation.

         Payoff Period: For the first Distribution Date, the period from the Cut-Off Date through September 14, 2001, inclusive; and for any Distribution Date thereafter, the period from the 15th day of the Prior Period through the 14th day of the month of such Distribution Date, inclusive

         Percentage Interest: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage undivided beneficial ownership interest evidenced by such Certificate of such Class, which percentage shall equal:

                  (i) with respect to any Certificate (other than the Residual Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance; and

                  (ii) with respect to any Residual Certificate, the percentage set forth on the face of such Certificate.

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



         (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03, "Percentage Interest"
shall mean the percentage undivided beneficial interest evidenced by such Certificate in REMIC III, which for purposes of such rights only shall equal:

                  (i) with respect to any Certificate (other than the Residual Certificates), the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance of the Certificates; and

                  (ii) with respect to any Residual Certificate, zero.

         Periodic Cap: For each Mortgage Loan, any applicable limit on adjustment of the Mortgage Interest Rate for each Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

         Permitted Transferee: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any "electing large partnership" as defined in
Section 775(a) of the Code, (vi) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vii) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

         Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Prepaid Monthly Payment: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

         Primary Insurance Policy: A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan or on pools of mortgage loans that include an individual Mortgage

Loan, providing coverage as required by Section 2.03(xi) (including any Special Primary Insurance Policy).

         Principal Balance: Except as used in Sections 2.02, 3.09 and 9.01 and for purposes of the definition of Purchase Price, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after application of all scheduled principal payments due on or before the Cut-Off Date, whether or not received, and after deducting any Excluded Curtailments, reduced by all amounts distributed or (except when such determination occurs earlier in the month than the Distribution Date) to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

         For purposes of the definition of Purchase Price and as used in Sections 2.02, 3.09 and 9.01, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all scheduled principal payments due on or before the Cut-Off Date, whether or not received, and after deducting any Excluded Curtailments, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

         In the case of a Substitute Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Mortgage Loan transferred to the Trust Fund, on the date of substitution, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Substitute Mortgage Loan.

         The Principal Balance of a Mortgage Loan (including a Substitute Mortgage Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period. Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Distribution Date next following the end of such calendar month after giving effect to the allocation of Realized Losses and distributions of principal to the Certificates.

         Principal Payment: Any payment of principal on a Mortgage Loan other than a Principal Prepayment.

         Principal Payment Amount: For any Distribution Date and for any Loan Group, the sum with respect to the Mortgage Loans in such Loan Group of (i) the scheduled principal payments on the Mortgage Loans due on the related Due Date,
(ii) the principal portion of proceeds received with respect to any Mortgage Loan which was purchased or repurchased pursuant to a Purchase Obligation or as permitted by this Agreement during the Prior Period and (iii) any other unscheduled payments of principal which were received with respect to any Mortgage Loan during the Prior Period, other than Payoffs, Curtailments and Liquidation Principal.

         Principal Prepayment: Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Non-Excluded Curtailment.

         Principal Prepayment Amount: For any Distribution Date and for any Loan Group, the sum with respect to the Mortgage Loans in such Loan Group of (i) Non-Excluded Curtailments received during the Prior Period from such Mortgage Loans and (ii) Payoffs received during the Payoff Period from such Mortgage Loans.

         Principal Transfer Amount: For any Distribution Date for an Undercollateralized Group, the excess, if any, of the aggregate Class Principal Balance of the Class A-L Regular Interests related to such Undercollateralized Group over the aggregate Principal Balance of the Mortgage Loans in such Loan Group, in each case immediately prior to such Distribution Date.

         Prior Period: With respect to any Distribution Date, the calendar month immediately preceding such Distribution Date.

         Pro Rata Allocation: The allocation of the principal portion of Realized Losses to all Classes of REMIC II Regular Interests pro rata according to their respective Class Principal Balances in reduction thereof, and the allocation of the interest portion of Realized Losses to all Classes of REMIC II Regular Interests pro rata according to the amount of interest accrued but unpaid on each such Class, in reduction thereof, and then to such Classes pro rata according to their respective Class Principal Balances in reduction thereof.

         Any losses allocated to an outstanding Class of REMIC II Regular Interests pursuant to this definition of "Pro Rata Allocation" in reduction of the Class Principal Balance thereof shall also be allocated to the Corresponding Class of Certificates in reduction of the Class Principal Balance thereof by the same amount.

         Prospectus: The Prospectus, dated August 20, 2001, and the Prospectus Supplement, dated August 20, 2001, of the Company.

         Purchase Obligation: An obligation of the Company to repurchase Mortgage Loans under the circumstances and in the manner provided in Section
2.02 or Section 2.03.

         Purchase Price: With respect to any Mortgage Loan to be purchased pursuant to a Purchase Obligation or pursuant to Section 3.01, an amount equal to the sum of (i) the Principal Balance thereof and (ii) unpaid accrued interest thereon, if any, during the calendar month in which the date of purchase occurs to the last day of such month at a rate equal to the applicable Pass-Through Rate; provided, however, that no Mortgage Loan shall be purchased or required to be purchased pursuant to Section 2.03, or more than two years after the Closing Date under Section 2.02, unless (a) the Mortgage Loan to be purchased is in default, or default is in the judgment of the Company reasonably imminent, or
(b) the Company, at its expense, delivers to the Trustee an Opinion of Counsel to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code.

         Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies and approved as an insurer by the Master Servicer. A Qualified Insurer must have the rating required by the Rating Agencies.

         Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

         Rate Floor: The minimum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

         Rating Agency: Initially, each of S&P, Fitch and Moody's and thereafter, each nationally recognized statistical rating organization that has rated the Certificates at the request of the Company, or their respective successors in interest.

         Ratings: As of any date of determination, the ratings, if any, of the Certificates as assigned by the applicable Rating Agencies.

         Realized Loss: For any Distribution Date, with respect to any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and
(ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized Loss). For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date.

         Realized Losses on Group I and Group II Loans shall be allocated to the REMIC I Regular Interests as follows: The interest portion of such Realized Losses, if any, shall be allocated among the Classes of REMIC I Regular Interests related to each such Loan Group pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof (i.e. the "related" Loan Group for the Class Y-1 and Class Z-1 Regular Interests is Loan Group I and the "related" Loan Group for the Class Y-2 and Class Z-2 Regular Interests is Loan Group II). Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Loan Group and allocated pursuant to the succeeding sentences. The principal portion of Realized Losses with respect to Loan Group I and Loan Group II shall be allocated, first, to the Class Y Regular Interest related to the Loan Group to the extent of the applicable Class Y Principal Reduction Amount in reduction of the Class Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the related Class Z Regular Interest in reduction of the Class Principal Balance thereof.

         Except for Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage, Realized Losses shall be allocated among the REMIC II Regular Interests (i) for Realized Losses allocable to principal (a) first, to the Class B-6-L Regular Interest, until the Class B-6-L Principal Balance has been reduced to zero, (b) second, to the Class B-5-L Regular Interest, until the Class B-5-L Principal Balance has been reduced to zero, (c) third, to the Class B-4-L Regular Interest, until the Class B-4-L Principal Balance has been reduced to zero, (d) fourth, to the Class B-3-L Regular Interest, until the Class B-3-L Principal Balance has been reduced to zero, (e) fifth, to the Class B-2-L Regular Interest, until the Class B-2-L Principal

Balance has been reduced to zero, (f) sixth, to the Class B-1-L Regular Interest, until the Class B-1-L Principal Balance has been reduced to zero, and
(g) seventh, to the Class A-L Regular Interests of the related Regular Interest Group, pro rata according to the Class Principal Balances thereof, in reduction thereof; and (ii) for Realized Losses allocable to interest (a) first, to the Class B-6-L Regular Interest, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-6-L Principal Balance, (b) second, to the Class B-5-L Regular Interest, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-5-L Principal Balance, (c) third, to the Class B-4-L Regular Interest, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-4-L Principal Balance, (d) fourth, to the Class B-3-L Regular Interest, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-3-L Principal Balance, (e) fifth, to the Class B-2-L Regular Interest, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-2-L Principal Balance, (f) sixth, to the Class B-1-L Regular Interest, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-1-L Principal Balance, and (g) seventh, to the Class A-L Regular Interests of the related Regular Interest Group, pro rata according to accrued but unpaid interest on such Classes, in reduction thereof, and then to such Classes, pro rata according to the Class Principal Balances thereof, in reduction thereof.

         Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage shall be allocated among the REMIC II Regular Interests by Pro Rata Allocation.

         Realized Losses allocated to any Class of REMIC II Regular Interests pursuant to this definition of "Realized Loss" in reduction of the Class Principal Balance thereof shall also be allocated to the Corresponding Class of Certificates in reduction of the Class Principal Balance thereof by the same amount.

         On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Classes of REMIC II Regular Interests and the Class R-1 Residual Interest exceeds the aggregate principal balance of the Mortgage Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each Mortgage Loan whether or not paid, and all Excluded Curtailments, and (ii) all amounts of principal in respect of each Mortgage Loan that have been received or advanced and included in the REMIC II Available Distribution Amount for the Group I-L and Group II-L Regular Interests and all losses in respect of each Mortgage Loan that have been allocated to the REMIC II Regular Interests on such Distribution Date or prior Distribution Dates, then such excess will be deemed a principal loss and will be allocated to the most junior Class of Group B-L Regular Interests, in reduction of the Class Principal Balance thereof.

         Record Date: The last Business Day of the month immediately preceding the month of the related Distribution Date.

         Regular Interest Group: The Group I-L, Group II-L or Group B-L Regular Interests, as applicable.

         Regular Interests: (i) With respect to REMIC I, the REMIC I Regular Interests, (ii) with respect to REMIC II, the REMIC II Regular Interests and
(iii) with respect to REMIC III, the REMIC III Regular Interests.

         Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended. Interest shortfalls related to the Relief Act shall be allocated in the same manner as Realized Losses attributable to interest are allocated.

         REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

         REMIC Provisions: Sections 860A through 860G of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         REMIC I: The segregated pool of assets consisting of the REMIC I Trust Fund, with respect to which a separate REMIC election is to be made.

         REMIC I Available Distribution Amount: For each Loan Group for any Distribution Date, the sum of the following amounts with respect to the Mortgage Loans in such Loan Group:

         (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to such Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed, including Monthly P&I Advances made by Servicers, Liquidation Proceeds and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any, except:

                  (a) all scheduled payments of principal and interest collected but due subsequent to such Distribution Date;

                  (b) all Curtailments received after the Prior Period and, with respect to the first Distribution Date, any Excluded Curtailments;

                  (c) all Payoffs received after the Payoff Period immediately preceding such Distribution Date (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period subsequent to the Prior Period), and interest which was accrued and received on Payoffs received during the period from the 1st to the 14th day of the month of such Distribution Date, which interest shall not be included in the calculation of the REMIC I Available Distribution Amount for any Distribution Date;

                  (d) Insurance Proceeds and Liquidation Proceeds received on such Mortgage Loans after the Prior Period;

                  (e) all amounts in the Certificate Account which are due and reimbursable to a Servicer or the Master Servicer pursuant to the terms of this Agreement;

                  (f) the sum of the Master Servicing Fee and the fixed portion of the Servicing Fee for each such Mortgage Loan, and any Special Primary Insurance Premium payable on such Distribution Date with respect to such Mortgage Loan; and

                  (g) Excess Liquidation Proceeds;

         (2) the sum, to the extent not previously distributed, of the following amounts, to the extent advanced or received, as applicable, by the Master
Servicer:

                  (a) any Monthly P&I Advance made by the Master Servicer to the Trustee with respect to such Distribution Date relating to such Mortgage Loans; and

                  (b) Compensating Interest; and

         (3) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee or the Master Servicer, in respect of a Purchase Obligation under Section 2.02 and Section 2.03 or any permitted purchase of such a Mortgage Loan.

         REMIC I Distribution Amount: For any Distribution Date, the REMIC I Available Distribution Amount shall be distributed to the REMIC I Regular Interests and the Class R-1 Residual Interest in the following amounts and priority:

         (a) To the extent of the REMIC I Available Distribution Amount for Loan Group I:

                  (i) first, to the Class Y-1 and Class Z-1 Regular Interests and the Class R-1 Residual Interest, concurrently, the sum of the Interest Distribution Amounts for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Class Y-1 and Class Z-1 Regular Interests and the Class R-1 Residual Interest, concurrently, the sum of the Interest Distribution Amounts for such Classes for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

                  (iii) third, to the Class R-1 Residual Interest, until the Class Principal Balance thereof has been reduced to zero; and

                  (iv) fourth, to the Class Y-1 and Class Z-1 Regular Interests, the Class Y-1 Principal Distribution Amount and the Class Z-1 Principal Distribution Amount, respectively.

         (b) To the extent of the REMIC I Available Distribution Amount for Loan Group II:

                  (i) first, to the Class Y-2 and Class Z-2 Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Class Y-2 and Class Z-2 Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; and

                  (iii) third, to the Class Y-2 and Class Z-2 Regular Interests, the Class Y-2 Principal Distribution Amount and the Class Z-2 Principal Distribution Amount, respectively.

         (c) To the extent of the REMIC I Available Distribution Amounts for Loan Group I and Loan Group II for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (a) and (b) of this definition of "REMIC I Distribution Amount":

                  (i) first, to each Class of the REMIC I Regular Interests, pro rata according to the amount of unreimbursed Realized Losses allocable to principal previously allocated to each such Class, the aggregate amount of any distributions to the REMIC II Regular Interests pursuant to paragraph (I)(c)(xix) of the definition of "REMIC II Distribution Amount" on such Distribution Date; provided, however, that any amounts distributed pursuant to this paragraph (c)(i) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class Principal Balances of any of the REMIC I Regular Interests; and

                  (ii) second, to the Class R-1 Residual Interest, the Residual Distribution Amount for the Class R-1 Residual Interest for such Distribution Date.

         REMIC I Regular Interests: The Classes of interests in the REMIC I Trust Fund designated as "regular interests" in the table titled "REMIC I Interests" in the Preliminary Statement hereto.

         REMIC I Trust Fund: All of the assets in the Trust Fund.

         REMIC II: The segregated pool of assets consisting of the REMIC II Trust Fund conveyed in trust to the Trustee for the benefit of the Holders of the REMIC II Regular Interests and the Class R-2 Residual Interest pursuant to
Section 2.05, with respect to which a separate REMIC election is to be made.

         REMIC II Available Distribution Amount: For the Group I-L Regular Interests, on any Distribution Date, the aggregate of all distributions to the Class Y-1 and Class Z-1 Regular Interests (which amount shall be available for distributions to the Group I-L and Group B-L Regular Interests and the Class R-2 Residual Interest as provided herein). For the Group II-L Regular Interests, on any Distribution Date, the aggregate of all distributions to the Class Y-2 and Class Z-2 Regular Interests (which amount shall be available for distributions to the Group II-L and Group B-L Regular Interests and the Class R-2 Residual Interest as provided herein).

         REMIC II Distribution Amount: (I) For any Distribution Date prior to the Credit Support Depletion Date, the REMIC II Available Distribution Amount for such Distribution Date shall be distributed to the REMIC II Regular Interests and the Class R-2 Residual Interest in the following amounts and priority:

         (a) With respect to the Group I-L Regular Interests, on any Distribution Date prior to the Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group I-L Regular Interests for such Distribution Date:

                  (i) first, to the Group I-A-L Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Group I-A-L Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; and

                  (iii) third, to the Group I-A-L Regular Interests, as principal, the Group I Senior Principal Distribution Amount, sequentially, as follows:

                           (a) first, to the Class I-A-1-L Regular Interest,
                  until the Class I-A-1-L Principal Balance has been reduced to zero;

                           (b) second, to the Class I-A-2-L Regular Interest,
                  until the Class I-A-2-L Principal Balance has been reduced to zero;

                           (c) third, to the Class I-A-3-L Regular Interest,
                  until the Class I-A-3-L Principal Balance has been reduced to zero; and

                           (d) fourth, to the Class I-A-4-L Regular Interest,
                  until the Class I-A-4-L Principal Balance has been reduced to zero;

         (b) With respect to the Group II-L Regular Interests, on any Distribution Date prior to the Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group II-L Regular Interests for such Distribution Date:

                  (i) first, to the Group II-A-L Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Group II-A-L Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; and

                  (iii) third, to the Group II-A-L Regular Interests, as principal, the Group II Senior Principal Distribution Amount, sequentially, as follows:

                           (a) first, to the Class II-A-1-L Regular Interest,
                  until the Class II-A-1-L Principal Balance has been reduced to zero;

                           (b) second, to the Class II-A-2-L Regular Interest,
                  until the Class II-A-2-L Principal Balance has been reduced to zero; and

                           (c) third, to the Class II-A-3-L Regular Interest,
                  until the Class II-A-3-L Principal Balance has been reduced to zero; and

         (c) With respect to the Group I-L, Group II-L and Group B-L Regular Interests and the Class R-2 Residual Interest, on any Distribution Date prior to the Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amounts for the Group I-L and Group II-L Regular Interests for such Distribution Date remaining after payment of the amounts pursuant to paragraphs
(I)(a) and (I)(b) of this definition of "REMIC II Distribution Amount":

                  (i) first, to the Class B-1-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

                  (ii) second, to the Class B-1-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

                  (iii) third, to the Class B-1-L Regular Interest, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class B-1-L Principal Balance has been reduced to zero;

                  (iv) fourth, to the Class B-2-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

                  (v) fifth, to the Class B-2-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

                  (vi) sixth, to the Class B-2-L Regular Interest, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class B-2-L Principal Balance has been reduced to zero;

                  (vii) seventh, to the Class B-3-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

                  (viii) eighth, to the Class B-3-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

                  (ix) ninth, to the Class B-3-L Regular Interest, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class B-3-L Principal Balance has been reduced to zero;

                  (x) tenth, to the Class B-4-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;



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

                  (xi) eleventh, to the Class B-4-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

                  (xii) twelfth, to the Class B-4-L Regular Interest, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class B-4-L Principal Balance has been reduced to zero;

                  (xiii) thirteenth, to the Class B-5-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

                  (xiv) fourteenth, to the Class B-5-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

                  (xv) fifteenth, to the Class B-5-L Regular Interest, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class B-5-L Principal Balance has been reduced to zero;

                  (xvi) sixteenth, to the Class B-6-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

                  (xvii) seventeenth, to the Class B-6-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

                  (xviii) eighteenth, to the Class B-6-L Regular Interest, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class B-6-L Principal Balance has been reduced to zero;

                  (xix) nineteenth, to the outstanding Classes of REMIC II Regular Interests in the order of seniority (which, from highest to lowest, shall be as follows: the Class A-L Regular Interests of equal seniority, and then Class B-1-L, Class B-2-L, Class B-3-L, Class B-4-L, Class B-5-L and Class B-6-L of decreasing seniority) and, in the case of Classes of Regular Interests of equal seniority, allocated among such Classes according to the amount of losses previously allocated thereto, the remaining portion, if any, of the REMIC II Available Distribution Amounts for the Group I-L and Group II-L Regular Interests, up to the amount of unreimbursed Realized Losses allocable to principal previously allocated to each such Class, if any; provided, however, that any amounts distributed pursuant to this paragraph
         (I)(c)(xix) of this definition of "REMIC II Distribution Amount" shall not cause a further reduction in the Class Principal Balances of any of the Classes of REMIC II Regular Interests; and

                  (xx) twentieth, to the Class R-2 Residual Interest, the Residual Distribution Amounts for the Group I-L and Group II-L Regular Interests for such Distribution Date.

         Notwithstanding the foregoing paragraph (I)(c) of this definition of "REMIC II Distribution Amount,"

         (X) on any Distribution Date on which both of the following conditions specified in clauses (1) and (2) are met:

                  (1) the aggregate Class Principal Balance of either the Group I-A-L Regular Interests or the Group II-A-L Regular Interests has been reduced to zero, and

                  (2) either (a) the Group B Percentage for such Distribution Date is less than 200% of the Group B Percentage as of the Closing Date or (b) the outstanding principal balance of the Mortgage Loans in either of Loan Group I or Loan Group II delinquent 60 days or more averaged over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the Mortgaged Property of which is held by REMIC I and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the related Subordinate Component Balance, is greater than or equal to 50%, all principal received or advanced with respect to the Mortgage Loans in the Loan Group related to the Class A-L Regular Interests that have been paid in full shall be paid as principal to the remaining Class A-L Regular Interests of such other Regular Interest Group to the extent of and in reduction of the Class Principal Balances thereof (and, in the case of the Group I-A-L Regular Interests, in the order of priority of paragraphs (I)(a)(iii)(a)-(d) above; and, in the case of the Group II-A-L Regular Interests, in the order of priority of paragraphs (I)(b)(iii)(a)-(c) above), prior to any distributions of principal to the Group B-L Regular Interests pursuant to paragraph (I)(c) above, and

         (Y) if on any Distribution Date either of Loan Group I or Loan Group II is an Undercollateralized Group and the other such Loan Group is an Overcollateralized Group, then the REMIC II Available Distribution Amount for the Regular Interest Group related to the Overcollateralized Group, to the extent remaining following distributions of interest and principal to the Group I-L and Group II-L Regular Interests pursuant to paragraph (I)(a) or (I)(b) above, as applicable, shall be paid in the following priority: (1) first, such remaining amount, up to the Total Transfer Amount for the Undercollateralized Group, shall be distributed (a) first, to the Class A-L Regular Interests related to the Undercollateralized Group, in payment of any portion of the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from such Distribution Date or previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts, and (b) second, to the Class A-L Regular Interests related to the Undercollateralized Group, as principal (and, in the case of the Group I-A-L Regular Interests, in the order of priority of paragraphs (I)(a)(iii)(a)-(d) above; and, in the case of the Group II-A-L Regular Interests, in the order of priority of paragraphs
(I)(b)(iii)(a)-(c) above), and (2) second, any remaining amount shall be distributed pursuant to paragraph (I)(c) above.

         (II) For any Distribution Date on or after the Credit Support Depletion Date, the REMIC II Available Distribution Amount for such Distribution Date shall be distributed to the outstanding Classes of REMIC II Regular Interests and the Class R-2 Residual Interest in the following amounts and priority:

         (a) With respect to the Group I-L Regular Interests, on each Distribution Date on or after the Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group I-L Regular Interests for such Distribution Date:

                  (i) first, to the Group I-A-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(a)(ii) or (II)(a)(ii) of this definition of "REMIC II Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

                  (ii) second, to the Group I-A-L Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

                  (iii) third, to the Group I-A-L Regular Interests, pro rata according to Class Principal Balance, as principal, the Group I Senior Principal Distribution Amount; and

                  (iv) fourth, after any payments to the Group II-L Regular Interests pursuant to the last paragraph of this definition of "REMIC II Distribution Amount," to the Class R-2 Residual Interest, the Residual Distribution Amount for the Group I-L Regular Interests for such Distribution Date.

         (b) With respect to the Group II-L Regular Interests, on each Distribution Date on or after the Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group II-L Regular Interests for such Distribution Date:

                  (i) first, to the Group II-A-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(b)(ii) or (II)(b)(ii) of this definition of "REMIC II Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

                  (ii) second, to the Group II-A-L Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

                  (iii) third, to the Group II-A-L Regular Interests, pro rata according to Class Principal Balance, as principal, the Group II Senior Principal Distribution Amount; and

                  (iv) fourth, after any payments to the Group I-L Regular Interests pursuant to the last paragraph of this definition of "REMIC II Distribution Amount," to the Class R-2 Residual Interest, the Residual Distribution Amount for the Group II-L Regular Interests for such Distribution Date.

         If on any Distribution Date either of Loan Group I or Loan Group II is an Undercollateralized Group and the other such Loan Group is an Overcollateralized Group, then the REMIC II Available Distribution Amount for the Regular Interest Group related to the Overcollateralized Group, to the extent remaining following distributions of interest and principal to the Group I-L and Group II-L Regular Interests pursuant to paragraph (II)(a)(i) through
(II)(a)(iii) or paragraph (II)(b)(i) through (II)(b)(iii), as applicable, shall be paid in the following priority: (1) first, such remaining amount, up to the Total Transfer Amount for the Undercollateralized Group, shall be distributed (a) first, to the Class A-L Regular Interests related to the Undercollateralized Group, in payment of any portion of the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from such Distribution Date or previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts, and
(b) second, to the Class A-L Regular Interests related to the Undercollateralized Group, as principal, pro rata according to Class Principal Balance, and (2) second, any remaining amount shall be distributed pursuant to paragraphs (II)(a)(iv) and (II)(b)(iv) above, as applicable.

         REMIC II Regular Interests: The Classes of interests in the REMIC II Trust Fund designated as "regular interests" in the table titled "REMIC II Interests" in the Preliminary Statement hereto.

         REMIC II Trust Fund: The REMIC II Trust Fund created pursuant to
Section 2.05 of this Agreement. The REMIC II Trust Fund consists of the REMIC I Regular Interests to be held by the Trustee for the benefit of the Holders from time to time of the REMIC II Regular Interests and the Class R-2 Residual Interest.

         REMIC III: The segregated pool of assets consisting of the REMIC III Trust Fund conveyed in trust to the Trustee for the benefit of the Holders of the REMIC III Regular Interests and the Class R-3 Residual Interest pursuant to
Section 2.07, with respect to which a separate REMIC election is to be made.

         REMIC III Available Distribution Amount: For the Group I Certificates, on any Distribution Date, the aggregate of all distributions to the Group I-L Regular Interests (which amount shall be available for distributions to the Group I Certificates, the Variable Servicing Interest and the Class R-3 Residual Interest as provided herein). For the Group II Certificates, on any Distribution Date, the aggregate of all distributions to the Group II-L Regular Interests (which amount shall be available for distributions to the Group II Certificates, the Variable Servicing Interest and the Class R-3 Residual Interest as provided herein). For the Group B Certificates, on any Distribution Date, the aggregate of all distributions to the Group B-L Regular Interests (which amount shall be available for distributions to the Group B Certificates and the Class R-3 Residual Interest as provided herein).

         REMIC III Distribution Amount: The REMIC III Available Distribution Amount for any Distribution Date shall be distributed to the Certificates, the Variable Servicing Interest and the Class R-3 Residual Interest in the following amounts and priority:

         (a) With respect to the Group I Certificates and the Variable Servicing Interest, to the extent of the REMIC III Available Distribution Amount for the Group I Certificates for such Distribution Date:

                  (i) for any Distribution Date after the Distribution Date in May 2006, to each Class of Group I Certificates, the amounts distributed to its Corresponding Class on such Distribution Date; and

                  (ii) for any Distribution Date in or before May 2006:

                           (a) to each Class of the Group I Certificates, the
                  amount distributed as principal to its respective Corresponding Class on such Distribution Date; and

                           (b) to the Group I Certificates and the Variable
                  Servicing Interest, the aggregate amount distributed as interest to the Group I-L Regular Interests on such Distribution Date, sequentially, as follows:

                                    (1) first, to each Class of the Group I
                           Certificates, the Interest Distribution Amount for the Group I Certificates remaining unpaid from previous Distribution Dates, pro rata according to, for each such Class, the amount of interest accrued during the Prior Period, at the Certificate Interest Rate for such Class for such Distribution Date, on the Class Principal Balance for such Class immediately before such Distribution Date;

                                    (2) second, to each Class of the Group I
                           Certificates, the Interest Distribution Amount for the Group I Certificates for the current Distribution Date, pro rata according to, for each such Class, the amount of interest accrued during the Prior Period, at the Certificate Interest Rate for such Class for such Distribution Date, on the Class Principal Balance for such Class immediately before such Distribution Date;

                                    (3) third, to the Variable Servicing
                           Interest, the Interest Distribution Amount for the Variable Servicing Interest related to Group I remaining unpaid from previous Distribution Dates; and

                                    (4) fourth, to the Variable Servicing
                           Interest, the Interest Distribution Amount for the Variable Servicing Interest related to Group I for the current Distribution Date; and

         (b) With respect to the Group II Certificates and the Variable Servicing Interest, to the extent of the REMIC III Available Distribution Amount for the Group II Certificates for such Distribution Date:

                  (i) for any Distribution Date after the Distribution Date in May 2004, to each Class of Group II Certificates, the amounts distributed to its Corresponding Class on such Distribution Date; and

                  (ii) for any Distribution Date in or before May 2004:

                           (a) to each Class of the Group II Certificates, the
                  amount distributed as principal to its respective Corresponding Class on such Distribution Date; and

                           (b) to the Group II Certificates and the Variable
                  Servicing Interest, the aggregate amount distributed as interest to the Group II-L Regular Interests on such Distribution Date, sequentially, as follows:

                                    (1) first, to each Class of the Group II
                           Certificates, the Interest Distribution Amount for the Group II Certificates remaining unpaid from previous Distribution Dates, pro rata according to, for each such Class, the amount of interest accrued during the Prior Period, at the Certificate Interest Rate for such Class for such Distribution Date, on the Class Principal Balance for such Class immediately before such Distribution Date;

                                    (2) second, to each Class of the Group II
                           Certificates, the Interest Distribution Amount for the Group II Certificates for the current Distribution Date, pro rata according to, for each such Class, the amount of interest accrued during the Prior Period, at the Certificate Interest Rate for such Class for such Distribution Date, on the Class Principal Balance for such Class immediately before such Distribution Date;

                                    (3) third, to the Variable Servicing
                           Interest, the Interest Distribution Amount for the Variable Servicing Interest related to Group II remaining unpaid from previous Distribution Dates; and

                                    (4) fourth, to the Variable Servicing
                           Interest, the Interest Distribution Amount for the Variable Servicing Interest related to Group II for the current Distribution Date;

         (c) With respect to the Group B Certificates, to the extent of the REMIC III Available Distribution Amount for the Group B Certificates for such Distribution Date, to each such Class Certificates, the amounts distributed to its Corresponding Class on such Distribution Date; and

         (d) To the Class R-3 Residual Interest, the Residual Distribution Amount for the Class R-3 Residual Interest for such Distribution Date.

         In each case where a distribution is required to be made concurrently to two or more Classes of Certificates or Regular Interests pursuant to this definition of "REMIC III Distribution Amount," if the portion of the REMIC III Available Distribution Amount from which such distribution is required to be made is insufficient to make such distribution in full to such Classes, such distribution shall be allocated between such Classes pro rata according to the respective amounts to which they are otherwise entitled from such distribution.

         REMIC III Regular Interests: The Classes of Regular Interests in the REMIC III Trust Fund designated as "regular interests" in the table titled "REMIC III Interests" or the notes thereto in the Preliminary Statement hereto.

         REMIC III Trust Fund: The REMIC III Trust Fund created pursuant to
Section 2.07 of this Agreement. The REMIC III Trust Fund consists of the REMIC II Regular Interests to be held by the Trustee for the benefit of the Holders from time to time of the REMIC III Regular Interests and the Class R-3 Residual Interest.

         Residual Certificates: The Class R Certificates.

         Residual Distribution Amount: For any Distribution Date, with respect to the Class R-1 Residual Interest, any portion of the REMIC I Available Distribution Amounts for Loan Group I and Loan Group II remaining after all distributions of such REMIC I Available Distribution Amounts pursuant to clauses
(a), (b) and (c)(i) of the definition of "REMIC I Distribution Amount."

         For any Distribution Date, with respect to the Class R-2 Residual Interest and for the Group I-L and Group II-L Regular Interests, any portion of the REMIC II Available Distribution Amount for the Group I-L and Group II-L Regular Interests, respectively, remaining after all distributions of such REMIC II Available Distribution Amount pursuant to clauses (I)(a), (I)(b), (I)(c),
(II)(a) and (II)(b), as applicable, of the definition of "REMIC II Distribution Amount" (other than the distributions pursuant to the last subclause of clauses
(I)(c), (II)(a) and (II)(b)).

         For any Distribution Date, with respect to the Class R-3 Residual Interest, any portion of the REMIC III Available Distribution Amounts for the Group I, Group II and Group B Certificates remaining after all distributions of the REMIC III Available Distribution Amounts pursuant to clauses (a), (b) and
(c) of the definition of "REMIC III Distribution Amount."

         Upon termination of the obligations created by this Agreement and the REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund created hereby, the amounts which remain on deposit in the Certificate Account after payment to the Holders of the REMIC I Regular Interests of the amounts set forth in Section 9.01 of this Agreement, and subject to the conditions set forth therein, shall be distributed to the Class R-1, Class R-2 and Class R-3 Residual Interests in accordance with the preceding sentences of this definition as if the date of such distribution were a Distribution Date.

         Responsible Officer: When used with respect to the Trustee, any officer assigned to and working in its Corporate Trust Department or similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., provided that at any time it be a Rating Agency.

         Securities Act: The Securities Act of 1933, as amended.

         Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

         Selling and Servicing Contract: (a) The contract (including the Washington Mutual Mortgage Securities Corp. Selling Guide and Washington Mutual Mortgage Securities Corp. Servicing Guide to the extent incorporated by reference therein) between the Company and a Person relating to the sale of the Mortgage Loans to the Company and the servicing of such Mortgage Loans for the benefit of the Certificateholders, which contract is substantially in the form of Exhibit E hereto, as such contract may be amended or modified from time to time; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders or
(b) any other similar contract, including any mortgage loan purchase and servicing agreement or any assignment, assumption and recognition agreement related to a mortgage loan purchase and sale agreement, providing substantially similar rights and benefits as those provided by the forms of contract attached as Exhibit E hereto.

         Senior Certificate Interest Fraction: For Group I for any Distribution Date, the excess of one over the Variable Servicing Interest Fraction for Group I for such Distribution Date. For Group II for any Distribution Date, the excess of one over the Variable Servicing Interest Fraction for Group II for such Distribution Date.

         Senior Certificates: The Group I and Group II Certificates.

         Senior Regular Interests: The Group I-L and Group II-L Regular
Interests.

         Senior Subordinate Certificates: The Subordinate Certificates other than the Junior Subordinate Certificates.

         Servicer: A mortgage loan servicing institution to which the Master Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer's servicing duties.

         Servicing Fee: The fee paid to the Servicer to perform primary servicing functions for the Master Servicer with respect to the Mortgage Loans, consisting of (i) a fixed fee (the fixed portion of the Servicing Fee) equal to 0.75% per annum rate on the outstanding Principal Balance of each Mortgage Loan and (ii) a variable fee (the variable portion of the Servicing Fee) equal to the distributions on the Variable Servicing Interest. In addition, any prepayment penalty received on a Mortgage Loan will be paid as additional servicing compensation to the Master Servicer or the related Servicer.

         Servicing Officer: Any officer of the Master Servicer (or of the Servicer, but only with respect to the Custodial Agreement) involved in, or responsible for, the administration and servicing of the Mortgage Loans or the Certificates, as applicable, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         Special Hazard Coverage: The Special Hazard Coverage on the most recent anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this paragraph) or, if prior to the first such anniversary, $8,382,764, in each case reduced by Special Hazard Losses allocated to the REMIC II Regular Interests since the most recent anniversary of the Cut-Off Date (or, if prior to the first such anniversary, since the Cut-Off Date). On each anniversary of the Cut-Off Date, the Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate principal balance of Mortgage Loans, (b) 1.0% of the aggregate unpaid principal balance of the Mortgage Loans and (c) twice the unpaid principal balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month, and (2) $8,382,764 as reduced by the Special Hazard Losses allocated to the REMIC II Regular Interests since the Cut-Off Date.

         The Special Hazard Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

         Special Hazard Loss: A Realized Loss (or portion thereof) with respect to a Mortgage Loan arising from any direct physical loss or damage to a Mortgaged Property not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles, smoke, sprinkler leakage, except to the extent of that portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils; (ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof; (iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power (de jure or de facto), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; or (viii) seizure or destruction under quarantine or customs regulations, or confiscation by order of any government or public authority.

         Special Primary Insurance Policy: Any Primary Insurance Policy covering a Mortgage Loan the premium of which is payable by the Trustee pursuant to
Section 4.05(a), if so identified in the Mortgage Loan Schedule. There are no Special Primary Insurance Policies with respect to any of the Mortgage Loans.

         Special Primary Insurance Premium: With respect to any Special Primary Insurance Policy, the monthly premium payable thereunder.

         Subordinate Certificates: The Group B Certificates.

         Subordinate Component Balance: With respect to Loan Group I for any date of determination, the then outstanding aggregate Principal Balance of the Group I Loans minus the then outstanding aggregate Class Principal Balance of the Group I-A and Residual Certificates. With respect to Loan Group II for any date of determination, the then outstanding aggregate Principal Balance of the Group II Loans minus the then outstanding aggregate Class Principal Balance of the Group II-A Certificates.





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

         Subordinate Percentage: The Group I Subordinate Percentage or Group II Subordinate Percentage, as applicable.

         Subordinate Liquidation Amount: For any Distribution Date, the excess, if any, of the aggregate of Liquidation Principal for all Mortgage Loans which became Liquidated Mortgage Loans during the Prior Period, over the sum of the Group I Senior Liquidation Amount and the Group II Senior Liquidation Amount for such Distribution Date.

         Subordinate Principal Distribution Amount: For any Distribution Date, the excess of (A) the sum of (i) the Group I Adjusted Subordinate Percentage of the Principal Payment Amount for Loan Group I, (ii) the Group II Adjusted Subordinate Percentage of the Principal Payment Amount for Loan Group II, (iii) the Subordinate Principal Prepayments Distribution Amount (without regard to the proviso in the definition thereof) and (iv) the Subordinate Liquidation Amount over (B) the sum of (x) in the event that the aggregate Class Principal Balance of either the Group I-A-L Regular Interests or the Group II-A-L Regular Interests has been reduced to zero, principal paid from the REMIC II Available Distribution Amount related to such Class A-L Regular Interests to the remaining Class A-L Regular Interests, as set forth in clause (X) of the sentence immediately following paragraph (I)(c) of the definition of "REMIC II Distribution Amount," and (y) the amounts paid from the REMIC II Available Distribution Amount for the Regular Interest Group related to an Overcollateralized Group to the Class A-L Regular Interests related to an Undercollateralized Group pursuant to clause (Y) of the sentence immediately following paragraph (I)(c) of the definition of "REMIC II Distribution Amount."

         On any Distribution Date, the Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Classes of Group B-L Regular Interests and paid in the order of distribution to such Classes pursuant to paragraph (I)(c) of the definition of "REMIC II Distribution Amount" except as otherwise stated in such definition. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Group B-L Regular Interests is less than such Subordination Level as of the Closing Date, the pro rata portion of the Subordinate Principal Prepayments Distribution Amount otherwise allocable to the Class or Classes of Group B-L Regular Interests junior to such Class will be distributed to the most senior Class of Group B-L Regular Interests for which the Subordination Level is less than the Subordination Level as of the Closing Date, and to the Class or Classes of Group B-L Regular Interests senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level," the relative seniority, from highest to lowest, of the Group B-L Regular Interests shall be as follows: Class B-1-L, Class B-2-L, Class B-3-L, Class B-4-L, Class B-5-L and Class B-6-L.

         Subordinate Principal Prepayments Distribution Amount: For any Distribution Date, the sum of (i) the Group I Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group I and (ii) the Group II Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group II; provided, however, that if the amount specified in clause (B) of the definition of "Subordinate Principal Distribution Amount" is greater than the sum of the amounts specified in clauses (A)(i), (A)(ii) and (A)(iv) of such definition, then the Subordinate Principal Prepayments Distribution Amount shall be reduced by the amount of such excess.

         Subordination Level: On any specified date, with respect to any Class of Group B-L Regular Interests, the percentage obtained by dividing the aggregate Class Principal Balance of the Classes of Group B-L Regular Interests which are subordinate in right of payment to such Class by the aggregate Class Principal Balance of the REMIC II Regular Interests and the Class R-1 Residual Interest as of such date prior to giving effect to distributions of principal and interest and allocations of Realized Losses on the Mortgage Loans on such date.

         Substitute Mortgage Loan: A Mortgage Loan which is substituted for another Mortgage Loan pursuant to and in accordance with the provisions of
Section 2.02.

         Swap Agreement: The transactions evidenced by the Swap Confirmation with respect to the Group I Certificates and the Swap Confirmation with respect to the Group II Certificates, each dated as of August 23, 2001, between GCD and the Auction Administrator.

         Tax Matters Person: With respect to each of REMIC I, REMIC II and REMIC III, a Holder of a Class R Certificate with a Percentage Interest of at least 0.01% or any Permitted Transferee of such Class R Certificateholder designated as succeeding to the position of Tax Matters Person in a notice to the Trustee signed by authorized representatives of the transferor and transferee of such Class R Certificate. The Company is hereby appointed to act as the Tax Matters Person for REMIC I, REMIC II and REMIC III so long as it holds a Class R Certificate with a Percentage Interest of at least 0.01%. The Company is hereby appointed to act as agent for the Tax Matters Person for REMIC I, REMIC II and REMIC III, to perform the functions of such Tax Matters Person as provided herein, so long as the Company is the Master Servicer hereunder, in the event that the Company ceases to hold a Class R Certificate with the required Percentage Interest. In the event that the Company ceases to be the Master Servicer hereunder, the successor Master Servicer is hereby appointed to act as agent for the Tax Matters Person for REMIC I, REMIC II and REMIC III, to perform the functions of such Tax Matters Person as provided herein. If the Tax Matters Person for REMIC I, REMIC II and REMIC III becomes a Disqualified Organization, the last preceding Holder, that is not a Disqualified Organization, of the Class R Certificate held by the Disqualified Organization shall be Tax Matters Person pursuant to and as permitted by Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

         Termination Date: The date upon which final payment of the Certificates will be made pursuant to the procedures set forth in Section 9.01(b).

         Termination Payment: The final payment delivered to the Certificateholders on the Termination Date pursuant to the procedures set forth in Section 9.01(b).

         Total Transfer Amount: For any Distribution Date and for any Undercollateralized Group, an amount equal to the sum of the Interest Transfer Amount and the Principal Transfer Amount for the Undercollateralized Group.

         Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

         Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.



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

         Transferee Affidavit and Agreement: An affidavit and agreement in the form attached hereto as Exhibit J.

         Trust: The pool of assets consisting of the Trust Fund conveyed pursuant to Section 2.01 of this Agreement.

         Trust Fund: The corpus of the trust created pursuant to Section 2.01 of this Agreement. The Trust Fund consists of (i) the Mortgage Loans and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Trustee (or its duly appointed agent) in the Certificate Account or the Investment Account (except amounts representing the Master Servicing Fee or the fixed portion of the Servicing Fee); (iii) such assets as from time to time may be held by Servicers in a Custodial Account for P&I or Custodial Account for Reserves or a Buydown Fund Account related to the Mortgage Loans (except amounts representing the Master Servicing Fee or the fixed portion of the Servicing
Fee); (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or, in the case of a Cooperative Loan, a similar form of conversion, after the Cut-Off Date; and (v) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool.

         Trustee: State Street Bank and Trust Company, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

         Uncollected Interest: With respect to any Distribution Date for any Mortgage Loan on which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month's interest at the applicable Pass-Through Rate on such Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

         Uncompensated Interest Shortfall: With respect to a Loan Group, for any Distribution Date, the sum of (i) aggregate Curtailment Shortfall with respect to the Mortgage Loans in such Loan Group and (ii) the excess, if any, of (a) aggregate Uncollected Interest with respect to the Mortgage Loans in such Loan Group over (b) Compensating Interest with respect to such Loan Group.

         Uncompensated Interest Shortfall for Loan Group I shall be allocated to the Group I-L Regular Interests and the portions of the Group B-L Regular Interests that derive their Interest Distribution Amounts from the Group I Loans, pro rata according to the amount of the Interest Distribution Amount or portion thereof to which each such Class or portion thereof would otherwise be entitled in reduction thereof.

         Uncompensated Interest Shortfall for Loan Group II shall be allocated to the Group II-L Regular Interests and the portions of the Group B-L Regular Interests that derive their Interest Distribution Amounts from the Group II Loans, pro rata according to the amount of the Interest Distribution Amount or portion thereof to which each such Class or portion thereof would otherwise be entitled in reduction thereof.

         Uncompensated Interest Shortfall for Loan Group I shall be allocated to the Class Y-1 and Class Z-1 Regular Interests, pro rata according to the amount of the Interest Distribution Amount to which each such Class of Regular Interests would otherwise be entitled in reduction thereof.

         Uncompensated Interest Shortfall for Loan Group II shall be allocated to the Class Y-2 and Class Z-2 Regular Interests, pro rata according to the amount of the Interest Distribution Amount to which each such Class of Regular Interests would otherwise be entitled in reduction thereof.

         Undercollateralized Group: For any Distribution Date, Loan Group I, if immediately prior to such Distribution Date the aggregate Class Principal Balance of the Group I-A and Residual Certificates is greater than the aggregate Principal Balance of the Group I Loans; and for any Distribution Date, Loan Group II, if immediately prior to such Distribution Date the aggregate Class Principal Balance of the Group II-A Certificates is greater than the aggregate Principal Balance of the Group II Loans.

         Underwriter: Greenwich Capital Markets, Inc.

         Underwriting Standards: The underwriting standards of the Company, Washington Mutual Bank, FA, Washington Mutual Bank fsb, Washington Mutual Bank, a Washington state chartered savings bank, or Washington Mutual Home Loans, Inc., as applicable.

         Uninsured Cause: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

         U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

         Variable Servicing Interest: The uncertificated partial undivided beneficial ownership interest in REMIC III which constitutes a REMIC III Regular Interest and is entitled to distributions as set forth herein.

         Variable Servicing Interest Fraction: For Group I for any Distribution Date, a fraction, the numerator of which is the Variable Servicing Interest Rate for Group I for such Distribution Date and the denominator of which is the weighted average of the Pass-Through Rates on the Group I Loans as of the second preceding Due Date. For Group II for any Distribution Date, a fraction, the numerator of which is the Variable Servicing Interest Rate for Group II for such Distribution Date and the denominator of which is the weighted average of the Pass-Through Rates on the Group II Loans as of the second preceding Due Date.

         Variable Servicing Interest Rate: For Group I for any Distribution Date, a per annum rate equal to the excess, if any, of (i) the weighted average of the Pass-Through Rates on the Group I Loans as of the second preceding Due Date over (ii) the weighted average of the Certificate Interest Rates for the Group I Certificates for such Distribution Date. For Group II for any






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

Distribution Date, a per annum rate equal to the excess, if any, of (i) the weighted average of the Pass-Through Rates on the Group II Loans as of the second preceding Due Date over (ii) the weighted average of the Certificate Interest Rates for the Group II Certificates for such Distribution Date.

         VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

         Withdrawal Date: Any day during the period commencing on the 18th day of the month of the related Distribution Date (or if such day is not a Business Day, the immediately preceding Business Day) and ending on the last Business Day prior to the 21st day of the month of such Distribution Date. The "related Due Date" for any Withdrawal Date is the Due Date immediately preceding the related Distribution Date.

                                   ARTICLE II

         Conveyance of the Trust Funds; REMIC Election and Designations;
                       Original Issuance of Certificates

         Section 2.01. Conveyance of the Trust Fund; REMIC Election and Designations. The Trust of which the Trustee is the trustee is hereby created for the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest. The purpose of the Trust is to hold the Trust Fund and provide for the creation of the REMIC I Regular Interests and the Class R-1 Residual Interest. The assets of the Trust shall consist of the Trust Fund. The Trust shall be irrevocable. The Trust shall be deemed to consist of two sub-trusts, one with respect to each of the Group I and Group II Loans.

         The assets of the Trust shall remain in the custody of the Trustee, on behalf of the Trust, and shall be kept in the Trust except as otherwise expressly set forth herein. Moneys to the credit of the Trust shall be held by the Trustee and invested as provided herein. All assets received and held in the Trust will not be subject to any right, charge, security interest, lien or claim of any kind in favor of State Street Bank and Trust Company in its own right, or any Person claiming through it. The Trustee, on behalf of the Trust, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of the Trust to any Person, except as permitted herein. No creditor of a beneficiary of the Trust, of the Trustee, of the Master Servicer or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust, except in accordance with the terms of this Agreement.

         Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest, without recourse, all the Company's right, title and interest in and to the Trust Fund, including but not limited to all scheduled payments of principal and interest due after the Cut-Off Date and received by the Company with respect to the Mortgage Loans at any time, and all Principal Prepayments received by the Company after the Cut-Off Date with respect to the Mortgage Loans (such transfer and assignment by the Company to be referred to herein as the





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

"Conveyance," and the assets so transferred and assigned to be referred to herein as the "Conveyed Assets").

         It is the express intent of the parties hereto that the Conveyance of the Conveyed Assets to the Trustee by the Company as provided in this Section
2.01 be, and be construed as, an absolute sale of the Conveyed Assets. It is, further, not the intention of the parties that such Conveyance be deemed the grant of a security interest in the Conveyed Assets by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Conveyed Assets are held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Conveyed Assets, then

         (a) this Agreement shall be deemed to be a security agreement;

         (b) the Conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Company to the Trustee of, and the Company hereby grants to the Trustee, to secure all of the Company's obligations hereunder, a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (I) (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, and Cooperative Leases, all Substitute Mortgage Loans and all distributions with respect to the Mortgage Loans and Substitute Mortgage Loans payable on and after the Cut-Off Date; (ii) the Certificate Account, the Investment Account and all money or other property held therein, and the Custodial Accounts for P&I, the Custodial Accounts for Reserves and any Buydown Fund Account (to the extent of the amounts on deposit or other property therein attributable to the Mortgage Loans); and (iii) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool;

                  (II) All rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount);

                  (III) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, goods, letters of credit, letter-of-credit rights, oil, gas, and other minerals, and investment property consisting of, arising from or relating to any of the foregoing; and

                  (IV) All proceeds of the foregoing;

          (c) the possession by the Trustee of any of the foregoing property shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

         (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable, for the purpose of perfecting such security interest under applicable law.

         The Company shall file such financing statements, and the Company and the Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such other actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Conveyed Assets, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

         In connection with the sale, transfer and assignment referred to in the third paragraph of this Section 2.01, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee or Custodian the Mortgage Files, which shall at all times be identified in the records of the Trustee or the Custodian, as applicable, as being held by or on behalf of the Trustee.

         Concurrently with the execution and delivery hereof, the Company shall cause to be filed the UCC assignment or amendment and the UCC financing statement referred to in clause (Y)(vii) and (ix), respectively, of the definition of "Mortgage File." In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements, if necessary, with regard to each financing statement and assignment relating to Cooperative Loans.

         In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) required to be included in the Mortgage File pursuant to the definition of "Mortgage File" relating to a Mortgage Loan is not included in the Mortgage File delivered to the Trustee prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company shall deliver to the Trustee a fully legible reproduction of the original Mortgage (which may be in electronic form) or intervening assignment provided that the originator, the related Lender or the escrow or title company which provided closing services in connection with such Mortgage Loan certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such original Mortgage or intervening assignment certified by the applicable recording office) (collectively, "Recording Documents") to the Trustee within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Trustee within 270 days after execution and delivery hereof, the Company shall deliver to the Trustee within such time period a certificate (a "Company Officer's Certificate") signed by the Chairman of the






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

Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by the Company and delivered to the Trustee by the date specified in its previous Company Officer's Certificate delivered to the Trustee, the Company shall deliver to the Trustee by such date an additional Company Officer's Certificate stating a revised date by which the Company expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the Company and delivered to the Trustee.

         For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in
Section 3.10.

         The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this
Section 2.01, and to enter into a Custodial Agreement for such purpose, provided, however, that the Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder. Any documents delivered by the Company or the Master Servicer to the Custodian, if any, shall be deemed to have been delivered to the Trustee for all purposes hereunder; and any documents held by the Custodian, if any, shall be deemed to be held by the Trustee for all purposes hereunder. Pursuant to the Initial Custodial Agreement, the Initial Custodian shall perform responsibilities of the Trustee with respect to the delivery, receipt, examination and custody of the Mortgage Files on the Trustee's behalf, as provided therein.

         On or promptly after the Closing Date, the Master Servicer shall cause the MERS'r' System to indicate that each MERS Loan, if any, has been assigned to "State Street Bank and Trust Company, as Custodian/Trustee, without recourse" or "State Street Bank and Trust Company, as Trustee for the benefit of the Holders from time to time of Washington Mutual Mortgage Securities Corp. WaMu Mortgage Pass-Through Certificates, Series 2001-AR1, without recourse" by including in the MERS'r' System computer files (a) the code necessary to identify the Trustee and (b) the code necessary to identify the series of the Certificates issued in connection with such Mortgage Loans; provided, however, that in the event the Company acquired such Mortgage Loans from an affiliate of the Company, then the Master Servicer need not cause the MERS'r' System to indicate such assignment. The Master Servicer shall not alter the codes referenced in this paragraph with respect to any MERS Loan during the term of this Agreement except in connection with an assignment of such MERS Loan or de-registration thereof from the MERS'r' System in accordance with the terms of this Agreement.

         The Tax Matters Person, shall, on behalf of the REMIC I Trust Fund, elect to treat the REMIC I Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of REMIC I for its first taxable year.

         The Closing Date is hereby designated as the "startup day" of REMIC I within the meaning of Section 860G(a)(9) of the Code.




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

         The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the REMIC I Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-1 Residual Interest is hereby designated as the sole class of "residual interest" in the REMIC I Trust Fund for purposes of Section 860G(a)(2) of the Code.

         The parties intend that the affairs of the REMIC I Trust Fund formed hereunder shall constitute, and that the affairs of the REMIC I Trust Fund shall be conducted so as to qualify the REMIC I Trust Fund as a REMIC. In furtherance of such intention, the Tax Matters Person shall, on behalf of the REMIC I Trust
Fund: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year and using an accrual method of accounting for the REMIC I Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of the trust, for the REMIC I Trust Fund to be treated as a REMIC on the federal tax return of the REMIC I Trust Fund for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest and the Trustee, all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code; (d) conduct the affairs of the REMIC I Trust Fund at all times that any REMIC I Regular Interests are outstanding so as to maintain the status of the REMIC I Trust Fund as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC I Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the REMIC I Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by the REMIC I Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

         The Trustee and the Master Servicer shall promptly provide the Company with such information in the possession of the Trustee or the Master Servicer, respectively, as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

         In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented such Mortgage Loan from being a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code, and the Company does not repurchase such Mortgage Loan within 90 days of such date, the Master Servicer, on behalf of the Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as the Master Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless the Master Servicer delivers to the Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of the REMIC I Trust Fund as a REMIC for federal income tax purposes.




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

         In the event that any tax is imposed on "prohibited transactions" of the REMIC I Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the third preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class R-1 Residual Interest. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class R-1 Residual Interest on any Distribution Date sufficient funds to reimburse the Tax Matters Person (or any agent therefor appointed in accordance with the definition of "Tax Matters Person" herein, if applicable), for the payment of such tax (upon the written request of the Tax Matters Person or its agent, to the extent reimbursable, and to the extent that the Tax Matters Person or its agent has not been previously reimbursed therefor).

         Section 2.02. Acceptance by Trustee. The Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) of the documents (or certified copies thereof as specified in Section 2.01) referred to in Section 2.01 above, but without having made the review required to be made within 45 days pursuant to this Section
2.02. The Trustee agrees, for the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest, to review (or cause the Initial Custodian to review) each Mortgage File within 45 days after the Closing Date and deliver to the Company a certification (or cause the Initial Custodian to deliver to the Company a certification, which satisfies the applicable requirements of this Agreement) in the form attached as Exhibit M hereto, to the effect that, except as noted, all documents required (in the case of instruments described in clauses (X)(iv) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the definition of "Mortgage File" and Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Trustee shall not be required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Trustee's notice to it respecting such defect, within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), either (i) repurchase the related Mortgage Loan from the Trustee at the Purchase Price, or (ii) substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-year period, as applicable, the Company shall repurchase the Mortgage Loan from the Trustee at the Purchase Price but only if the Mortgage Loan is in default or default is, in the judgment of the Company, reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, the repurchase or substitution must occur within the sooner of (i) 90 days from the date the defect was discovered or (ii) in the case of substitution, two years from the Closing Date.

         Such Substitute Mortgage Loan shall be an adjustable rate mortgage loan with a first Adjustment Date occurring on approximately the same date as, but not earlier than, the first Adjustment Date for the Mortgage Loan being substituted for and adjustments annually thereafter, based on the Index, mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Pass-Through Rate on the date of substitution equal to or no more than 1 percentage point greater than, and a Margin, Rate Ceiling and Rate Floor equal to or greater than, and a Periodic Cap no more than 0.5 percentage point greater or smaller than, the Mortgage Loan being substituted for. In addition, if the Mortgage Loan being substituted for does not provide for any payments of principal prior to its first Adjustment Date, such Substitute Mortgage Loan also shall not provide for such payments of principal. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Principal Balance of such Mortgage Loan, the Company shall pay the difference in cash to the Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this Section 2.02. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section 2.03 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan, and the Company shall be deemed to have made such representations and warranties as to such Substitute Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan. Notwithstanding anything herein to the contrary, each Substitute Mortgage Loan shall be deemed to have the same Pass-Through Rate as the Mortgage Loan for which it was substituted.

         The Purchase Price for each purchased or repurchased Mortgage Loan shall be deposited by the Company in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall (or, if applicable, shall cause the Custodian to) release to the Company the related Mortgage File and shall execute and deliver (or, in the event that the Mortgage Files are held in the name of the Custodian, shall cause the Custodian to execute and deliver) such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee or assignee title to any Mortgage Loan released pursuant hereto. In furtherance of the foregoing, if such Mortgage Loan is a MERS Loan and as a result of the repurchase thereof such Mortgage Loan shall cease to be serviced by a servicer that is a member of MERS or if the Company or its assignee shall so request, the Master Servicer shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form from MERS to the Company or its assignee and shall cause the Mortgage Loan to be removed from registration on the MERS(R) System in accordance with MERS' rules and procedures. The obligation of the Company to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Holders of the REMIC I Regular Interests or the Class R-1 Residual Interest or the Trustee on behalf of the Holders of the REMIC I Regular Interests or the Class R-1 Residual Interest.

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         Section 2.03. Representations and Warranties of the Company Concerning
the Mortgage Loans. With respect to the conveyance of the Mortgage Loans provided for in Section 2.01 herein, the Company hereby represents and warrants to the Trustee that as of the Cut-Off Date unless otherwise indicated:

               (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

               (ii) As of the Closing Date, each Mortgage relating to a Mortgage Loan is a valid and enforceable (subject to Section 2.03(xvi)) first lien on an unencumbered estate in fee simple or leasehold estate in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

               (iii) Immediately upon the transfer and assignment contemplated herein, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under this Agreement);

               (iv) As of the day prior to the Cut-Off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (i.e., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

               (v) As of the Closing Date, there is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

               (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note except to the extent that the Buydown Agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor;

               (vii) As of the Closing Date, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

               (viii) Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

               (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and


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         examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by the Company;

               (x) As of the Closing Date, each Mortgage Loan is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such policy;

               (xi) Each Mortgage Loan with a Loan-to-Value Ratio as of the Cut-Off Date in excess of 80% was covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect;

               (xii) As of the Closing Date, all policies of insurance required by this Agreement or by a Selling and Servicing Contract have been validly issued and remain in full force and effect, including such policies covering the Company, the Master Servicer or any Servicer;

               (xiii) As of the Closing Date, each insurer issuing a Primary Insurance Policy holds a rating acceptable to the Rating Agencies;

               (xiv) Each Mortgage (exclusive of any riders thereto) was documented by appropriate Fannie Mae/Freddie Mac mortgage instruments in effect at the time of origination, or other instruments approved by the Company;

               (xv) As of the Closing Date, the Mortgaged Property securing each Mortgage relating to a Mortgage Loan is improved with a one- to four-family dwelling unit, including units in a duplex, triplex, fourplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

               (xvi) As of the Closing Date, each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity;

               (xvii) As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met the applicable Underwriting Standards, are located in a condominium or planned unit development


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         projects which have received Fannie Mae or Freddie Mac approval, or are approvable by Fannie Mae or Freddie Mac or have otherwise been approved by the Company;

               (xviii) None of the Mortgage Loans are Buydown Loans;

               (xix) Based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, approximately 97.06% (by Principal Balance) of the Group I Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 2.69% (by Principal Balance) of the Group I Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 0.25% (by Principal Balance) of the Group I Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; and approximately 98.46% (by Principal Balance) of the Group II Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 1.22% (by Principal Balance) of the Group II Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 0.32% (by Principal Balance) of the Group II Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors;

               (xx) Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to Fannie Mae or Freddie Mac;

               (xxi) The Mortgage Loans have been underwritten substantially in accordance with the applicable Underwriting Standards;

               (xxii) All of the Mortgage Loans have due-on-sale clauses; however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

               (xxiii) The Company used no adverse selection procedures in selecting the Mortgage Loans from among the outstanding adjustable rate conventional mortgage loans purchased by it which were available for inclusion in the Mortgage Pool and as to which the representations and warranties in this Section 2.03 could be made;

               (xxiv) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage
         Note is a Destroyed Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note;

               (xxv) Based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately 94.88% (by Principal Balance) of the Group I Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately 5.13% (by Principal Balance) of the Group I Loans had a current Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group I Loan had a current Loan-to-Value Ratio greater than 95%; and approximately 93.05% (by Principal Balance) of the Group II Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately 6.95% (by Principal Balance) of the Group II Loans had a current Loan-to-Value Ratio


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         greater than 80% but less than or equal to 95% and no Group II Loan had a current Loan-to-Value Ratio greater than 95%;

               (xxvi) Approximately 69.64% (by Principal Balance) of the Group I Loans and approximately 67.32% (by Principal Balance) of the Group II Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings; and approximately 30.36% (by Principal Balance) of the Group I Loans and approximately 32.68% (by Principal Balance) of the Group II Loans were originated for the purpose of purchasing the Mortgaged Property;

               (xxvii) Not less than approximately 96.04% and 95.38% (by Principal Balance) of the Group I Loans and Group II Loans, respectively, were originated under full documentation programs; and

               (xxviii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations
         Section 1.860G-2(a)(1).

         It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian, as the case may be, and shall continue throughout the term of this Agreement. Upon discovery by any of the Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the related Mortgage Loans or the interests of the Certificateholders in the related Mortgage Loans, the Company, the Master Servicer, the Trustee or the Custodian, as the case may be, discovering such breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of breach, the Company shall repurchase, subject to the limitations set forth in the definition of "Purchase Price," or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trustee, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day," any such substitution shall be made only if the Company provides to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code. Such substitution shall be made in the manner and within the time limits set forth in Section 2.02. Any such repurchase by the Company shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section 2.02. It is understood and agreed that the obligation of the Company to provide such substitution or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest or the Trustee on behalf of the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest.

         Section 2.04. Acknowledgment of Transfer of Trust Fund. The Trustee hereby accepts the Trust created hereby, acknowledges and accepts the transfer and assignment to it of the property constituting the Trust Fund, but without having made the review required to be made within 45 days pursuant to Section 2.02, and declares that as of the Closing Date it holds and shall hold any documents constituting a part of the Trust Fund, and the Trust Fund, as Trustee in


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trust, upon the trusts herein set forth, for the use and benefit of all present and future Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest. In connection therewith, as of the Closing Date, in exchange for the property constituting the Trust Fund, the Trustee does hereby convey to the Company the REMIC I Regular Interests and the Class R-1 Residual Interest.

         Section 2.05. Conveyance of REMIC II; REMIC Election and Designations. A trust ("REMIC II") of which the Trustee is the trustee is hereby created for the benefit of the Holders of the REMIC II Regular Interests and the Class R-2 Residual Interest. The purpose of REMIC II is to hold the REMIC II Trust Fund and provide for the creation of the REMIC II Regular Interests and the Class R-2 Residual Interest. The assets of REMIC II shall consist of the REMIC II Trust Fund. REMIC II shall be irrevocable.

         The assets of REMIC II shall remain in the custody of the Trustee, on behalf of REMIC II, and shall be kept in REMIC II. Moneys to the credit of REMIC II shall be held by the Trustee and invested as provided herein. All assets received and held in REMIC II will not be subject to any right, charge, security interest, lien or claim of any kind in favor of State Street Bank and Trust Company in its own right, or any Person claiming through it. The Trustee, on behalf of REMIC II, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of REMIC II to any Person, except as permitted herein. No creditor of a beneficiary of REMIC II, of the Trustee, of the Master Servicer or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of REMIC II, except in accordance with the terms of this Agreement.

         Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over, and otherwise convey to the Trustee, in trust for the benefit of the Holders of the REMIC II Regular Interests and the Class R-2 Residual Interest, without recourse, all the Company's right, title and interest in and to the REMIC II Trust Fund, including all interest and principal received by the Company on or with respect to the REMIC I Regular Interests after the Cut-Off Date. The Trustee hereby accepts REMIC II created hereby and accepts delivery of the REMIC II Trust Fund on behalf of REMIC II and acknowledges that it holds the REMIC I Regular Interests for the benefit of the Holders of the REMIC II Regular Interests and the Class R-2 Residual Interest. It is the express intent of the parties hereto that the conveyance of the REMIC II Trust Fund to the Trustee by the Company as provided in this Section 2.05 be, and be construed as, an absolute sale of the REMIC II Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed the grant of a security interest in the REMIC II Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the REMIC II Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the REMIC II Trust Fund, then

         (a) this Agreement shall be deemed to be a security agreement;

         (b) the conveyance provided for in this Section 2.05 shall be deemed to be a grant by the Company to the Trustee of, and the Company hereby grants to the Trustee, to secure all of


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the Company's obligations hereunder, a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

               (I) The REMIC I Regular Interests, including without limitation all rights represented thereby in and to (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, and Cooperative Leases, all Substitute Mortgage Loans and all distributions with respect to such Mortgage Loans and Substitute Mortgage Loans payable on and after the Cut-Off Date, (ii) the Certificate Account, the Investment Account and all money or other property held therein, and the Custodial Accounts for P&I, the Custodial Accounts for Reserves and any Buydown Fund Account (to the extent of the amounts on deposit therein attributable to the Mortgage Loans); (iii) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool; and
         (iv) all rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(iii) above (including any accrued discount realized on liquidation of any investment purchased at a discount);

               (II) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, goods, letters of credit, letter-of-credit rights, oil, gas, and other minerals, and investment property consisting of, arising from or relating to any of the foregoing; and

               (III) All proceeds of the foregoing;

         (c) the possession by the Trustee of any of the foregoing property shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

         (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable, for the purpose of perfecting such security interest under applicable law.

         The Company shall file such financing statements, and the Company and the Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such other actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the REMIC II Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.


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         The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this
Section 2.05, and to enter into a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain liable for actions of any such Custodian only to the extent it would otherwise be responsible for such acts hereunder. Any documents delivered by the Company or the Master Servicer to the Custodian, if any, shall be deemed to have been delivered to the Trustee for all purposes hereunder; and any documents held by the Custodian, if any, shall be deemed to be held by the Trustee for all purposes hereunder. Pursuant to the Initial Custodial Agreement, the Initial Custodian shall perform responsibilities of the Trustee with respect to the delivery, receipt, examination and custody of the Mortgage Files on the Trustee's behalf, as provided therein.

         The Tax Matters Person shall, on behalf of the REMIC II Trust Fund, elect to treat the REMIC II Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of REMIC II for its first taxable year.

         The Closing Date is hereby designated as the "startup day" of REMIC II within the meaning of Section 860G(a)(9) of the Code.

         The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the REMIC II Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-2 Residual Interest is hereby designated as the sole class of "residual interest" in the REMIC II Trust Fund for purposes of Section 860G(a)(2) of the Code.

         The parties intend that the affairs of the REMIC II Trust Fund formed hereunder shall constitute, and that the affairs of the REMIC II Trust Fund shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Tax Matters Person shall, on behalf of the REMIC II Trust Fund:
(a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for the REMIC II Trust Fund when and as required by the REMIC provisions and other applicable federal income tax laws; (b) make an election, on behalf of the REMIC II Trust Fund, to be treated as a REMIC on the federal tax return of the REMIC II Trust Fund for its first taxable year, in accordance with the REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Holders of the REMIC II Regular Interests and the Class R-2 Residual Interest all information reports as and when required to be provided to them in accordance with the REMIC provisions;
(d) conduct the affairs of the REMIC II Trust Fund at all times that any of the REMIC II Regular Interests and the Class R-2 Residual Interest are outstanding so as to maintain the status of the REMIC II Trust Fund as a REMIC under the REMIC provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC II Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the REMIC II Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from the REMIC II Trust Fund for any such


                                       71







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prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

         In the event that any tax is imposed on "prohibited transactions" of the REMIC II Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R-2 Residual Interest. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R-2 Residual Interest on any Distribution Date sufficient funds to reimburse the Company for the payment of such tax (to the extent that the Company has not been previously reimbursed therefor).

         Section 2.06. Acceptance by Trustee. The Trustee hereby accepts the REMIC II Trust created hereby, acknowledges and accepts the assignment to it of the property constituting the REMIC II Trust Fund and declares that as of the Closing Date it holds and shall hold any documents constituting a part of the REMIC II Trust Fund, and the REMIC II Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of all present and future Holders of the REMIC II Regular Interests and the Class R-2 Residual Interest. In connection therewith, as of the Closing Date, in exchange for the property constituting the REMIC II Trust Fund, the Trustee does hereby convey to the Company the REMIC II Regular Interests and the Class R-2 Residual Interest.

         Section 2.07. Conveyance of REMIC III; REMIC Election and Designations. A trust ("REMIC III") of which the Trustee is the trustee is hereby created for the benefit of the Holders of the Certificates (other than the Class R Certificates) and the Class R-3 Residual Interest. The purpose of REMIC III is to hold the REMIC III Trust Fund and provide for the issuance, execution and delivery of the Certificates (other than the Class R Certificates) and the creation of the Class R-3 Residual Interest. The assets of REMIC III shall consist of the REMIC III Trust Fund. REMIC III shall be irrevocable.

         The assets of REMIC III shall remain in the custody of the Trustee, on behalf of REMIC III, and shall be kept in REMIC III. Moneys to the credit of REMIC III shall be held by the Trustee and invested as provided herein. All assets received and held in REMIC III will not be subject to any right, charge, security interest, lien or claim of any kind in favor of State Street Bank and Trust Company in its own right, or any Person claiming through it. The Trustee, on behalf of REMIC III, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of REMIC III to any Person, except as permitted herein. No creditor of a beneficiary of REMIC III, of the Trustee, of the Master Servicer or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of REMIC III, except in accordance with the terms of this Agreement.

         Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over, and otherwise convey to the Trustee in trust for the benefit of the Holders of the Certificates (other than the Class R Certificates) and the Class R-3 Residual Interest, without recourse, all the Company's right, title and interest in and to the REMIC III Trust Fund, including all interest and principal received by the Company on or with


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respect to the REMIC II Regular Interests after the Cut-Off Date. The Trustee hereby accepts REMIC III created hereby and accepts delivery of the REMIC III Trust Fund on behalf of REMIC III and acknowledges that it holds the REMIC II Regular Interests for the benefit of the Holders of the Certificates (other than the Class R Certificates) issued pursuant to this Agreement and the Class R-3 Residual Interest. It is the express intent of the parties hereto that the conveyance of the REMIC III Trust Fund to the Trustee by the Company as provided in this Section 2.07 be, and be construed as, an absolute sale of the REMIC III Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed the grant of a security interest in the REMIC III Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the REMIC III Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the REMIC III Trust Fund, then

         (a) this Agreement shall be deemed to be a security agreement;

         (b) the conveyance provided for in this Section 2.07 shall be deemed to be a grant by the Company to the Trustee of, and the Company hereby grants to the Trustee, to secure all of the Company's obligations hereunder, a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

               (I) The REMIC II Regular Interests, including without limitation all rights represented thereby in and to (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, and Cooperative Leases, all Substitute Mortgage Loans and all distributions with respect to such Mortgage Loans and Substitute Mortgage Loans payable on and after the Cut-Off Date, (ii) the Certificate Account, the Investment Account and all money or other property held therein, and the Custodial Accounts for P&I, the Custodial Accounts for Reserves and any Buydown Fund Account (to the extent of the amounts on deposit therein attributable to the Mortgage Loans); (iii) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool; and
         (iv) all rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(iii) above (including any accrued discount realized on liquidation of any investment purchased at a discount);

               (II) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, goods, letters of credit, letter-of-credit rights, oil, gas, and other minerals, and investment property consisting of, arising from or relating to any of the foregoing; and

               (III) All proceeds of the foregoing;

         (c) the possession by the Trustee of any of the foregoing property shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the


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security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

         (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable, for the purpose of perfecting such security interest under applicable law.

         The Company shall file such financing statements, and the Company and the Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such other actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the REMIC III Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

         The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this
Section 2.07, and to enter into a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain liable for actions of any such Custodian only to the extent it would otherwise be responsible for such acts hereunder. Any documents delivered by the Company or the Master Servicer to the Custodian, if any, shall be deemed to have been delivered to the Trustee for all purposes hereunder; and any documents held by the Custodian, if any, shall be deemed to be held by the Trustee for all purposes hereunder. Pursuant to the Initial Custodial Agreement, the Initial Custodian shall perform responsibilities of the Trustee with respect to the delivery, receipt, examination and custody of the Mortgage Files on the Trustee's behalf, as provided therein.

         The Tax Matters Person shall, on behalf of the REMIC III Trust Fund, elect to treat the REMIC III Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of REMIC III for its first taxable year.

         The Closing Date is hereby designated as the "startup day" of REMIC III within the meaning of Section 860G(a)(9) of the Code.

         The regular interests (as set forth in the table and the notes thereto contained in the Preliminary Statement hereto) relating to the REMIC III Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-3 Residual Interest is hereby designated as the sole class of "residual interest" in the REMIC III Trust Fund for purposes of Section 860G(a)(2) of the Code.

         The parties intend that the affairs of the REMIC III Trust Fund formed hereunder shall constitute, and that the affairs of the REMIC III Trust Fund shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Tax Matters Person shall, on behalf of the


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REMIC III Trust Fund: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for the REMIC III Trust Fund when and as required by the REMIC provisions and other applicable federal income tax laws; (b) make an election, on behalf of the REMIC III Trust Fund, to be treated as a REMIC on the federal tax return of the REMIC III Trust Fund for its first taxable year, in accordance with the REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and the Holder of the Class R-3 Residual Interest all information reports as and when required to be provided to them in accordance with the REMIC provisions; (d) conduct the affairs of the REMIC III Trust Fund at all times that any of the Certificates are outstanding so as to maintain the status of the REMIC III Trust Fund as a REMIC under the REMIC provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC III Trust Fund; and
(f) pay the amount of any federal prohibited transaction penalty taxes imposed on the REMIC III Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from the REMIC III Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

         In the event that any tax is imposed on "prohibited transactions" of the REMIC III Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R-3 Residual Interest. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R-3 Residual Interest on any Distribution Date sufficient funds to reimburse the Company for the payment of such tax (to the extent that the Company has not been previously reimbursed therefor).

         Section 2.08. Acceptance by Trustee; Authentication of Certificates. The Trustee hereby accepts the REMIC III Trust created hereby, acknowledges and accepts the assignment to it of the property constituting the REMIC III Trust Fund and declares that as of the Closing Date it holds and shall hold any documents constituting a part of the REMIC III Trust Fund, and the REMIC III Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of all present and future Holders of the Certificates (other than the Class R Certificates) and the Class R-3 Residual Interest. In connection therewith, as of the Closing Date, in exchange for the property constituting the REMIC III Trust Fund, the Trustee does hereby convey to the Company the Class R-3 Residual Interest and shall cause to be authenticated and delivered, upon and pursuant to the order of the Company, the Certificates (other than the Class R Certificates) in Authorized Denominations evidencing the entire ownership of the Regular Interests in REMIC III. In addition, the Trustee shall cause to be authenticated and delivered, upon and pursuant to the order of the Company, the Class R Certificates.


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                                  ARTICLE III

                 Administration and Servicing of Mortgage Loans

         Section 3.01. The Company to Act as Master Servicer. The Company shall act as Master Servicer to service and administer the Mortgage Loans on behalf of the Trustee and for the benefit of the Certificateholders in accordance with the terms hereof, consistent with prudent mortgage loan servicing practices and (unless inconsistent with prudent mortgage loan servicing practices) in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which a prudent servicer of mortgage loans would do under similar circumstances, including, without limitation, the power and authority to bring actions and defend the Trust Fund on behalf of the Trustee in order to enforce the terms of the Mortgage Notes. The Master Servicer may perform its master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Master Servicer shall diligently pursue all of its rights against such agents or independent contractors.

         The Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each Mortgaged Property is located. The Master Servicer shall enforce "due-on-sale" clauses with respect to the related Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

         Consistent with the foregoing, the Master Servicer may, in accordance with prudent mortgage loan servicing practices, (i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any Mortgage Loan and (ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. Subject to the fourth sentence of this paragraph, the Master Servicer shall have the right, but not the obligation, to purchase any Mortgage Loan delinquent 90 consecutive days or more for an amount equal to its Purchase Price; provided, however, that the aggregate Purchase Price of Mortgage Loans so purchased pursuant to this sentence shall not exceed one-half of one percent (0.50%) of the aggregate Principal Balance, as of the Cut-Off Date, of all Mortgage Loans. Subject to the fourth sentence of this paragraph, the Master Servicer shall also have the right, but not the obligation, to purchase, for an amount equal to its Purchase Price, any Mortgage Loan delinquent 90 consecutive days or more, for the purpose of requiring the Person who sold such Mortgage Loan to the Company to repurchase such Mortgage Loan based on a breach of a representation or warranty made by such Person in connection with the Company's purchase or acquisition of such


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Mortgage Loan. Notwithstanding the immediately preceding two sentences, the
Master Servicer's right to purchase any Mortgage Loan pursuant to either of such preceding sentences shall be subject to the following additional conditions: (x) if the date on which the Mortgage Loan first became 90-day delinquent (the "Initial Delinquency Date") occurred during the first two calendar months of a calendar quarter, the Master Servicer may exercise the purchase right during the period commencing on the Initial Delinquency Date and ending on the last Master Servicer Business Day of such calendar quarter, (y) if the Initial Delinquency Date occurred during the third calendar month of a calendar quarter, the Master Servicer may exercise the purchase right during the period commencing on the first day of the immediately succeeding calendar quarter and ending on the last Master Servicer Business Day of such succeeding calendar quarter and (z) if the Master Servicer does not exercise the purchase right with respect to a Mortgage Loan during the period specified in clause (x) or (y), as applicable, such Mortgage Loan shall thereafter again become eligible for purchase pursuant to the preceding two sentences only after the Mortgage Loan ceases to be 90-day delinquent and thereafter becomes 90-day delinquent again. For purposes of this paragraph, a Mortgage Loan is considered delinquent for 90 consecutive days if a Monthly Payment is not received by the first day of the third month following the month during which such payment was due.

         Consistent with the terms of this Section 3.01, the Master Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected by such waiver, modification, postponement or indulgence; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan or in the reasonable judgment of the Master Servicer such default is imminent) the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would (i) change the applicable Mortgage Interest Rate, defer or forgive the payment of any principal or interest, reduce the outstanding principal balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, or (ii) be inconsistent with the terms of any applicable Primary Insurance Policy, FHA insurance policy, VA guaranty, hazard insurance policy or federal flood insurance policy. Notwithstanding the foregoing, the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation) and cause any REMIC to fail to qualify as such under the Code. The Master Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the applicable trust fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any REMIC as a result thereof.


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         The Master Servicer is hereby authorized and empowered by the Trustee to execute and deliver or cause to be executed and delivered on behalf of the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest, and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer is hereby further authorized and empowered by the Trustee to execute and deliver or cause to be executed and delivered on behalf of the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest and the Trustee, or any of them, such instruments of assignment or other comparable instruments as the Master Servicer shall, in its sole judgment, deem appropriate in order to register any Mortgage Loan on the MERS'r' System or to cause the removal of any Mortgage Loan from registration thereon. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer with no right of reimbursement; provided, however, that any such expenses incurred as a result of any termination by MERS of the MERS'r' System shall be reimbursable to the Master Servicer. The Trustee shall execute and furnish to the Master Servicer, at the Master Servicer's direction, any powers of attorney and other documents prepared by the Master Servicer and determined by the Master Servicer to be necessary or appropriate to enable the Master Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

         The Master Servicer and each Servicer shall obtain (to the extent generally commercially available) and maintain fidelity bond and errors and omissions coverage acceptable to Fannie Mae or Freddie Mac with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. The Master Servicer or each Servicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Mortgaged Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made.

         In connection with the servicing and administering of each Mortgage Loan, the Master Servicer and any affiliate of the Master Servicer (i) may perform services such as appraisals, default management and (in the case of affiliates only) brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

         Section 3.02. Custodial Accounts. The Master Servicer shall cause to be established and maintained by each Servicer under the Master Servicer's supervision the Custodial Account for P&I, Buydown Fund Accounts (if any) and special Custodial Account for Reserves and shall deposit or cause to be deposited therein daily the amounts related to the Mortgage Loans required by the Selling and Servicing Contracts to be so deposited. Proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty, Primary Insurance Policy or other insurance policy (other than any Special Primary Insurance Policy) covering such Mortgage Loans, if required for the restoration or repair of the related Mortgaged Property, may be deposited either in the Custodial Account for Reserves or the Custodial Account for P&I. Such proceeds (other than proceeds from any Special Primary


                                       78







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Insurance Policy), if not required for the restoration or repair of the related
Mortgaged Property, shall be deposited in the Custodial Account for P&I, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

         The Master Servicer is hereby authorized to make withdrawals from and to issue drafts against the Custodial Accounts for P&I and the Custodial Accounts for Reserves for the purposes required or permitted by this Agreement. Each Custodial Account for P&I and each Custodial Account for Reserves shall bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the Master Servicer, in substantially one of the following forms:

               (a) With respect to the Custodial Account for P&I: (i) [Servicer's Name], as agent, trustee and/or bailee of principal and interest custodial account for Washington Mutual Mortgage Securities Corp., its successors and assigns, for various owners of interests in Washington Mutual Mortgage Securities Corp. mortgage-backed pools or
         (ii) [Servicer's Name] in trust for Washington Mutual Mortgage Securities Corp.;

               (b) With respect to the Custodial Account for Reserves: (i) [Servicer's Name], as agent, trustee and/or bailee of taxes and insurance custodial account for Washington Mutual Mortgage Securities Corp., its successors and assigns for various mortgagors and/or various owners of interests in Washington Mutual Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for Washington Mutual Mortgage Securities Corp. and various Mortgagors.

         The Master Servicer hereby undertakes to assure remittance to the Certificate Account of all amounts relating to the Mortgage Loans that have been collected by any Servicer and are due to the Certificate Account pursuant to
Section 4.01 of this Agreement.

         Funds held in the Custodial Account for P&I and the Custodial Account for Reserves may, at the Master Servicer's option, be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Withdrawal Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Withdrawal Date), or (ii) such other instruments as shall be required to maintain the Ratings.

         Section 3.03. The Investment Account; Eligible Investments.(a) Not later than the Withdrawal Date, the Master Servicer shall withdraw or direct the withdrawal of funds in the Custodial Accounts for P&I, for deposit in the Investment Account, in an amount representing:

               (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Servicers which were due on the related Due Date, net of the fixed portion of the Servicing Fees due the applicable Servicers and less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts;

               (ii) Payoffs and the proceeds of other types of liquidations of the Mortgage Loans received by the applicable Servicer for such Mortgage Loans during the applicable Payoff Period, with interest to the date of Payoff or liquidation less any amounts to be


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         withdrawn later by the applicable Servicers from the applicable Buydown
         Fund Accounts; and

               (iii) Non-Excluded Curtailments received by the applicable Servicers in the Prior Period.

         At its option, the Master Servicer may invest funds withdrawn from the Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by the Master Servicer (including amounts paid by the Company in respect of any Purchase Obligation or its substitution obligations set forth in Section 2.02 or Section 2.03 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the Master Servicer with the Investment Depository in an Investment Account in the name of the Master Servicer and the Trustee for investment only as set forth in this Section 3.03. The Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.

         (b) Funds held in the Investment Account shall be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

         Section 3.04. The Certificate Account.

         (a) On or prior to the Closing Date, the Trustee shall establish the Certificate Account, which shall be entitled "Washington Mutual Mortgage Securities Corp. Certificate Account under the Pooling and Servicing Agreement, dated as of August 1, 2001, between Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, and State Street Bank and Trust Company, as the Trustee, for the benefit of State Street Bank and Trust Company, Trustee, on behalf of the Series 2001-AR1 Certificateholders". Promptly after the Closing Date, the Trustee shall communicate to the Master Servicer the account number and wiring instructions for the Certificate Account.

         Not later than the Business Day prior to the related Distribution Date, the Master Servicer shall direct the Investment Depository to deposit into the Certificate Account the amounts previously deposited into the Investment Account (which may include a deposit of Eligible Investments) to which the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest are entitled or which are necessary for payment of any Special Primary Insurance Premiums. In addition, not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by the Master Servicer pursuant to Section 4.02 of this Agreement and any


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Insurance Proceeds or Liquidation Proceeds (including amounts paid by the
Company in respect of any Purchase Obligation) not previously deposited in the Custodial Accounts for P&I or the Investment Account, and any amounts paid by the Master Servicer in connection with the exercise of its option to terminate this Agreement pursuant to Section 9.01 or any other purchase of Mortgage Loans permitted by this Agreement.

         (b) Funds held in the Certificate Account shall be invested at the written direction of the Master Servicer in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings. The Master Servicer shall be entitled to receive any gains earned on such Eligible Investments and shall bear any losses suffered in connection therewith. If the Trustee has not received such written investment directions from the Master Servicer, the Trustee shall not invest funds held in the Certificate Account. The Trustee shall have no liability for any losses on investments of funds held in the Certificate Account.

         Section 3.05. Permitted Withdrawals from the Certificate Account, the Investment Account and Custodial Accounts for P&I and of Buydown Funds from the Buydown Fund Accounts.

         (a) The Master Servicer is authorized to make withdrawals, from time to time, from the Investment Account, the Certificate Account or the Custodial Accounts for P&I established by the Servicers of amounts deposited therein in respect of the Certificates, as follows:

               (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made pursuant to Section 4.02 or a Selling and Servicing Contract, such right to reimbursement pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

               (ii) To reimburse itself or the applicable Servicer for amounts expended by or for the account of the Master Servicer pursuant to
         Section 3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the restoration of property damaged by an Uninsured Cause or in connection with the liquidation of a Mortgage Loan;

               (iii) To pay to itself, with respect to the related Mortgage Loans, the Master Servicing Fee (net of Compensating Interest reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by the Master Servicer have been made;

               (iv) To reimburse itself or the applicable Servicer for advances made with respect to related Mortgage Loans (except for Mortgage Loans purchased pursuant to a Purchase Obligation or pursuant to the second sentence of the third paragraph of Section 3.01) which the Master Servicer has determined to be Nonrecoverable Advances;


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               (v) To pay to itself reinvestment earnings deposited or earned in the Investment Account and the Certificate Account to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 6.03;

               (vi) To deposit to the Investment Account amounts in the Certificate Account not required to be on deposit therein at the time of such withdrawal;

               (vii) To deposit in the Certificate Account, not later than the Business Day prior to the related Distribution Date, the amounts specified in Section 3.04(a);

               (viii) To pay on behalf of the Trustee any Special Primary Insurance Premium payable by the Trustee pursuant to Section 4.05(a); provided, the Master Servicer shall give written notice thereof to the Trustee prior to noon New York City time two Business Days prior to the applicable Distribution Date; and

         after making or providing for the above withdrawals

               (ix) To clear and terminate the Investment Account and the Certificate Account following termination of this Agreement pursuant to
         Section 9.01.

         Since, in connection with withdrawals pursuant to paragraphs (i) and
(ii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

         (b) The Master Servicer (or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account) is authorized to make withdrawals, from time to time, from the Buydown Fund Account or Custodial Account for P&I established by any Servicer under its supervision of the following amounts of Buydown Funds:

               (i) To deposit each month in the Investment Account the amount necessary to supplement payments received on Buydown Loans;

               (ii) In the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

               (iii) In the event of foreclosure or liquidation of any Mortgage Loan having a Buydown Fund, to deposit remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and

               (iv) To clear and terminate the portion of any account representing Buydown Funds following termination of this Agreement pursuant to Section 9.01;

         (c) The Trustee is authorized to make withdrawals from time to time from the Certificate Account to reimburse itself for advances it has made pursuant to Section 7.01(a) hereof that it has determined to be Nonrecoverable Advances.


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         Section 3.06. Maintenance of Primary Insurance Policies; Collections
Thereunder. The Master Servicer shall use commercially reasonable efforts to keep, and to cause the Servicers to keep, in full force and effect each Primary Insurance Policy (except any Special Primary Insurance Policy) required with respect to a Mortgage Loan, in the manner set forth in the applicable Selling and Servicing Contract, until no longer required, and the Master Servicer shall use commercially reasonable efforts to keep in full force and effect each Special Primary Insurance Policy, if any. Notwithstanding the foregoing, the Master Servicer shall have no obligation to maintain any Primary Insurance Policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the Appraised Value of the related Mortgaged Property, unless required by applicable law.

         Unless required by applicable law, the Master Servicer shall not cancel or refuse to renew, or allow any Servicer under its supervision to cancel or refuse to renew, any Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder; provided, however, that neither the Master Servicer nor any Servicer shall advance funds for the payment of any premium due under (i) any Primary Insurance Policy (other than a Special Primary Insurance Policy) if it shall determine that such an advance would be a Nonrecoverable Advance or (ii) any Special Primary Insurance Policy.

         Section 3.07. Maintenance of Hazard Insurance. The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative
Loan) fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage Loan, except in cases approved by the Master Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. The Master Servicer shall also require fire insurance with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan). Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to Section 3.03 and Section 3.05. Any unreimbursed costs incurred in maintaining any insurance described in this Section 3.07 shall be recoverable as an advance by the Master Servicer from the Investment Account or the Certificate Account. Such insurance shall be with insurers approved by the Master Servicer and Fannie Mae or Freddie Mac. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property (other than a Mortgaged Property secured by a Cooperative
Loan) is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Master Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this
Section 3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Master Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any such blanket policy. The Master Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Trustee and the Certificateholders, claims under the hazard insurance policy respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.


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         Section 3.08. Enforcement of Due-on-Sale Clauses; Assumption
Agreements. When any Mortgaged Property is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise on behalf of the Trustee the Trustee's rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of the related Mortgage Note, under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the Master Servicer is prohibited from exercising such right, the Master Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom a Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by any related Primary Insurance Policy. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall not enter into any substitution or assumption with respect to a Mortgage Loan if such substitution or assumption shall (i) both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or Treasury regulations promulgated thereunder) and cause the REMICs to fail to qualify as a REMIC under the REMIC Provisions or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the startup day under the REMIC Provisions. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

         Section 3.09. Realization Upon Defaulted Mortgage Loans. The Master Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Master Servicer may, to the extent consistent with prudent mortgage loan servicing practices,


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accept a payment of less than the outstanding Principal Balance of a delinquent
Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if the Master Servicer is aware of evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Master Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the Master Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the Master Servicer shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of the Master Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. The Master Servicer shall maintain information required for tax reporting purposes regarding any Mortgaged Property which is abandoned or which has been foreclosed or otherwise comparably converted. The Master Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

         The Master Servicer may enter into one or more special servicing agreements with a Lowest Class B Owner, subject to each Rating Agency's acknowledgment that the Ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such Lowest Class B Owner may (a) instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Selling and Servicing Contract to commence or delay foreclosure proceedings with respect to related delinquent Mortgage Loans, provided that the Lowest Class B Owner deposits a specified amount of cash with the Master Servicer that will be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted pursuant to its normal servicing procedures, (b) purchase such delinquent Mortgage Loans from the REMIC I Trust Fund immediately prior to the commencement of foreclosure proceedings at a price equal to the aggregate outstanding Principal Balance of such Mortgage Loans plus accrued interest thereon at the applicable Mortgage Interest Rate through the last day of the month in which such Mortgage Loans are purchased and/or (c) assume all of the servicing rights and obligations with respect to such delinquent Mortgage Loans so long as (i) the Master Servicer has the right to transfer the servicing rights and obligations of such Mortgage Loans to another servicer and (ii) such Lowest Class B Owner will service such Mortgage Loans in accordance with the applicable Selling and Servicing Contract.

         REMIC I shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that REMIC I acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property


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shall be disposed of by the Master Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the Trust, but in any event within three years after its acquisition by the Master Servicer for REMIC I unless the Master Servicer provides to the Trustee an Opinion of Counsel to the effect that the holding by REMIC I of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of REMIC I as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by REMIC I is located or cause REMIC I to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by REMIC I is located at any time that any Certificates are outstanding. The Master Servicer shall conserve, protect and operate each such property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such property. Additionally, the Master Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

         Notwithstanding any other provision of this Agreement, the Master Servicer and the Trustee, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer or the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to REMIC I, REMIC II, REMIC III or the depositor. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.


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         Section 3.10. Trustee to Cooperate; Release of Mortgage Files. Upon the
Payoff or scheduled maturity of any Mortgage Loan, the Master Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. The Master Servicer shall promptly notify the Trustee thereof by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File; provided, however, that such certification shall not be required if the Mortgage File is held by a Custodian which is also the Servicer of the Mortgage Loan. Upon receipt of such certification and request, the Trustee shall, not later than the fifth succeeding Business Day, release, or cause to be released, the related Mortgage File to the Master Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the Master Servicer is authorized (i) to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Master Servicer to the person or persons entitled thereto, and (ii) with respect to any MERS Loan, to cause the removal of such Mortgage Loan from registration on the MERS'r' System. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Master Servicer by the Trustee or from the Certificate Account, the related Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall, upon request of the Master Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request and trust receipt the related Mortgage File to the Master Servicer or the related Servicer as indicated by the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Master Servicer.

         Section 3.11. Compensation to the Master Servicer and the Servicers. As compensation for its activities hereunder, the Master Servicer shall be entitled to receive from the Investment Account or the Certificate Account the amounts provided for by Section 3.05(a)(iii). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor, except as specifically provided herein.

         As compensation for its activities under the applicable Selling and Servicing Contract, the applicable Servicer shall be entitled to withhold or withdraw from the related Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract. Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, other than Special Primary Insurance Policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.


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         Section 3.12. Reports to the Trustee; Certificate Account Statement.
Not later than 15 days after each Distribution Date, the Master Servicer shall forward a statement, certified by a Servicing Officer, to the Trustee setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). The Trustee shall make available such statements to any Certificateholder upon request at the expense of the Master Servicer. Such statement shall also, to the extent available, include information regarding delinquencies on the Mortgage Loans, indicating the number and aggregate Principal Balance of Mortgage Loans which are one, two, three or more months delinquent, the number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated and the book value of any Mortgaged Property acquired by the REMIC I Trust Fund through foreclosure, deed in lieu of foreclosure or other exercise of the REMIC I Trust Fund's security interest in the Mortgaged Property.

         Section 3.13. Annual Statement as to Compliance. The Master Servicer shall deliver to the Trustee, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer's Certificate stating as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Master Servicer to Certificateholders upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Master Servicer, should the Master Servicer fail to so provide such copies.

         Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans. In the event that the Certificates are legal for investment by federally-insured savings associations, the Master Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding such Mortgage Loans to the Trustee and its representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

         Section 3.15. Annual Independent Public Accountants' Servicing Report. On or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, the Master Servicer, at its expense, shall cause a firm of independent public accountants to furnish a statement to the Trustee to the effect that, in connection with the firm's examination of the financial statements as of the previous December 31 of the Master Servicer's parent corporation (which shall include a limited examination of the Master Servicer's financial statements), nothing came to their attention that indicated that the Master Servicer was not in


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compliance with Section 3.02, Section 3.03, Section 3.04, Section 3.05, Section
3.11, Section 3.12 and Section 3.13 of this Agreement, except for (i) such exceptions as such firm believes to be immaterial, and (ii) such other exceptions as are set forth in such statement.

         Section 3.16. [Reserved.]

         Section 3.17. Auction Administration Agreement; Swap Agreement.

         (a) Concurrently with the execution and delivery hereof, at the direction of the Company, the Trustee, acting solely as an intermediary agent (the "Auction Administrator") for GCD and the Holders of the Class A Certificates and not as Trustee or on behalf of the Trust, shall execute and deliver an Auction Administration Agreement substantially in the form of Exhibit Q hereto and a Swap Agreement substantially in the form of Exhibit R hereto. The Trustee shall have no duty to review or otherwise determine the adequacy of the Auction Administration Agreement or the Swap Agreement.

         (b) Each Holder of a Class A Certificate is deemed, by acceptance of such Certificate, to acknowledge and accept and agree to be bound by the provisions of the Auction Administration Agreement and the Swap Agreement.

         Section 3.18. [Reserved.]

         Section 3.19. [Reserved.]

         Section 3.20. Assumption or Termination of Selling and Servicing Contracts by Trustee. In the event the Master Servicer, or any successor Master Servicer, shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under the Selling and Servicing Contracts with respect to the related Mortgage Loans unless the Trustee elects to terminate the Selling and Servicing Contracts with respect to such Mortgage Loans in accordance with the terms thereof. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein with respect to the related Mortgage Loans and to have replaced the Master Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to such Mortgage Loans had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Selling and Servicing Contracts with respect to the Master Servicer's duties to be performed prior to its termination hereunder.

         The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the Mortgage Loans then being master serviced by the Master Servicer and an accounting of amounts collected and held by the Master Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the related Selling and Servicing Contracts relating to such Mortgage Loans to the assuming party.


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                                   ARTICLE IV

               Payments to Certificateholders; Payment of Expenses

         Section 4.01. Distributions to Holders of REMIC I Regular Interests and Class R-1 Residual Interest. On each Distribution Date, the Trustee (or any duly appointed paying agent) (i) shall be deemed to have distributed from the Certificate Account the REMIC I Distribution Amount to the Holders of the REMIC I Regular Interests, and to have deposited such amount for their benefit into the Certificate Account and (ii) from the Certificate Account shall distribute to the Class R Certificateholders, in accordance with the written statement received from the Master Servicer pursuant to Section 4.02(b), the sum of (a) the Excess Liquidation Proceeds and (b) the amounts to be distributed to the Holders of the Class R-1 Residual Interest pursuant to the definition of "REMIC I Distribution Amount" for such Distribution Date, by wire transfer in immediately available funds for the account of each Class R Certificateholder, or by any other means of payment acceptable to each Class R Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause (i) of this Section 4.01 shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of REMIC III and REMIC II and not REMIC I.

         Section 4.02. Advances by the Master Servicer; Distribution Reports to the Trustee.

         (a) To the extent described below, the Master Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between
(i) payments scheduled to be received in respect of Mortgage Loans, and (ii) the amounts actually deposited in the Certificate Account on account of such payments. The Master Servicer's obligation to make any advance or advances described in this Section 4.02 is effective only to the extent that such advance is, in the good faith judgment of the Master Servicer made on or before the second Business Day prior to each Distribution Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.

         Prior to the close of business on the second Business Day prior to each Distribution Date, the Master Servicer shall determine whether or not it will make a Monthly P&I Advance on the Business Day prior to such Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a written statement to the Trustee, the Paying Agent, if any, and to any Certificateholder requesting the same, setting forth the aggregate amount to be advanced on account of principal and interest in respect of the Mortgage Loans, stated separately.

         In the event that the Master Servicer shall be required to make a Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance, (ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.02, used by the Master


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Servicer to make such Monthly P&I Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer by deposit in the Certificate Account on the Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date with respect to the Mortgage Loans shall be less than payments to Certificateholders required to be made on such date with respect to the Mortgage Loans. Under each Selling and Servicing Contract, the Master Servicer is entitled to receive from the Custodial Accounts for P&I established by the Servicers amounts received by the applicable Servicers on particular Mortgage Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which the Master Servicer has made an unreimbursed advance of principal and interest. The Master Servicer is also entitled to receive other amounts from the related Custodial Accounts for P&I established by the Servicers to reimburse itself for prior Nonrecoverable Advances respecting Mortgage Loans serviced by such Servicers. The Master Servicer shall deposit these amounts in the Investment Account prior to withdrawal pursuant to Section 3.05.

         In accordance with Section 3.05, Monthly P&I Advances are reimbursable to the Master Servicer from cash in the Investment Account or the Certificate Account to the extent that the Master Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.03.

         (b) Prior to noon New York City time two Business Days prior to each Distribution Date, the Master Servicer shall provide (x) the Trustee, (y) with respect to the Distribution Date that is either the Group I Auction Distribution Date or the Group II Auction Distribution Date (each as defined in the Auction Administration Agreement), the Auction Administrator and (z) the Company (if the Company is no longer acting as Master Servicer) with a statement in writing of
(1) (A) the amount, as applicable, of (i) interest, (ii) the interest portion, if any, of Realized Losses, (iii) Uncompensated Interest Shortfall, (iv) scheduled principal, (v) Principal Prepayments, (vi) the principal portion of Realized Losses, (vii) the Residual Distribution Amount and (viii) the Excess Liquidation Proceeds to be distributed to each Class of Certificates on such Distribution Date and (B) the amount to be distributed to the Variable Servicing Interest on such Distribution Date (such amounts to be determined in accordance with the definitions of "REMIC I Distribution Amount," "REMIC II Distribution Amount" and "REMIC III Distribution Amount," Section 4.01, Section 4.04 and
Section 4.05 hereof and other related definitions set forth in Article I hereof); (2) the applicable Class Principal Balance after giving effect to such distributions; (3) the amount of any Special Primary Insurance Premium payable on such Distribution Date; and (4) with respect to the Distribution Date that is either the Group I Auction Distribution Date or the Group II Auction Distribution Date (each as defined in the Auction Administration Agreement), the Par Price (as defined in the Auction Administration Agreement) for each Group I or Group II Certificate, as applicable.

         Section 4.03. Nonrecoverable Advances. Any advance previously made by a Servicer pursuant to its Selling and Servicing Contract with respect to a Mortgage Loan or by the Master Servicer that the Master Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise with respect to such Mortgage Loan or recoverable as late Monthly Payments with respect to such Mortgage Loan


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shall be a Nonrecoverable Advance. The determination by the Master Servicer that it or the applicable Servicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Master Servicer delivered to the Trustee on the Determination Date and detailing the reasons for such determination. Notwithstanding any other provision of this Agreement, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Company or the Master Servicer is a party, (a) the Master Servicer and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Master Servicer or such Servicer shall determine would be a Nonrecoverable Advance, and
(b) the Master Servicer and each Servicer shall be entitled to reimbursement for any advance as provided in Section 3.05(a)(i), (ii) and (iv) of this Agreement.

         Section 4.04. Distributions to Holders of REMIC II Regular Interests and Class R-2 Residual Interest. On each Distribution Date, the Trustee (or any duly appointed paying agent) (i) shall be deemed to have distributed from the Certificate Account the REMIC II Distribution Amount to the Holders of the REMIC II Regular Interests, and to have deposited such amount for their benefit into the Certificate Account, and (ii) shall distribute from the Certificate Account to the Class R Certificateholders, in accordance with the written statement received from the Master Servicer pursuant to Section 4.02(b), the amounts to be distributed to the Holders of the Class R-2 Residual Interest pursuant to the definition of "REMIC II Distribution Amount" for such Distribution Date. Amounts distributed to the Class R Certificateholders pursuant to clause (ii) above shall be distributed by wire transfer in immediately available funds for the account of each Class R Certificateholder, or by any other means of payment acceptable to each Class R Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each Class R Certificateholder and at the address of such Holder appearing in the Certificate Register. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause (ii) of this Section 4.04 shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of REMIC III and not REMIC II.

         Section 4.05. Distributions to Certificateholders and Holder of Variable Servicing Interest; Payment of Special Primary Insurance Premiums.

         (a) On each Distribution Date, the Trustee (or any duly appointed paying agent) shall (i) subject to Section 3.05(a)(viii), withdraw from the Certificate Account any Special Primary Insurance Premium payable on such Distribution Date and pay such amount to the insurer under the applicable Special Primary Insurance Policy and (ii) withdraw from the Certificate Account the REMIC III Available Distribution Amount for such Distribution Date and distribute, from the amount so withdrawn, to the extent of the REMIC III Available Distribution Amount, the REMIC III Distribution Amount to the Certificateholders (including the Class R Certificateholders with respect to any distribution to the Holders of the Class R-3 Residual Interest) and the Holder of the Variable Servicing Interest, all in accordance with the written statement received from the Master Servicer pursuant to Section 4.02(b). Any Special Primary Insurance Premiums distributed pursuant to clause (i) above shall be distributed by means of payment acceptable to the insurer under the respective Special Primary Insurance Policy. Amounts distributed to the Certificateholders pursuant to clause (ii) above shall be distributed by wire transfer in immediately available funds for the account of, or by check mailed to, each such


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Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register. Amounts distributed to the Holder of the Variable
Servicing Interest pursuant to clause (ii) above shall be distributed by wire transfer in immediately available funds for the account of, or by check mailed to, the initial Servicer or any successor Servicer, as specified by the Servicer.

         (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal and all allocations of Realized Losses made on any Distribution Date shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate (and the final distribution upon the Class R Certificates upon the termination of REMIC I, REMIC II and REMIC III) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.05(c)(ii) and
Section 9.01(b).

         (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds and Liquidation Proceeds received and expected to be received during the Payoff Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agencies a notice to the effect that:

               (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

               (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate after such Distribution Date.

         Section 4.06. Statements to Certificateholders. With each distribution from the Certificate Account on a Distribution Date, the Trustee shall send to each Rating Agency and shall make available to each Certificateholder the statement required by Section 4.02(b). The Trustee may make available such statement and certain other information, including, without limitation, information required to be provided by the Trustee pursuant to Sections 3.12 and 3.13, to Certificateholders through the Trustee's Corporate Trust home page on the world wide web. Such web page is currently located at "corporatetrust.statestreet.com." Mortgage-Backed Securities information is currently available by clicking the "Bondholder Reporting" button and selecting the appropriate transaction. The location of such web page and the procedures used therein are subject to change from time to time at the Trustee's discretion.


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         Upon request by any Certificateholder or Rating Agency or the Trustee,
the Master Servicer shall forward to such Certificateholder or Rating Agency and the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage
Loans:

               (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more, in each case, by Loan Group;

               (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's security interest in the Mortgage Loans, in each case, by Loan Group;

               (c) The amount of the Special Hazard Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

               (d) The amount of the Bankruptcy Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

               (e) The amount of the Fraud Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date; and

               (f) The cumulative amount of Realized Losses incurred in respect of each Loan Group allocated to the related Certificates since the Cut-Off Date.

         Upon request by any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

         The Company may make available any reports, statements or other information to Certificateholders through the Company's home page on the world wide web. As of the Closing Date, such web page is located at "www.wamumsc.com" and information is available by clicking on "Investor Information."

                                   ARTICLE V

                                The Certificates

         Section 5.01. The Certificates.

         (a) The Certificates shall be substantially in the forms set forth in Exhibit A and B with the additional insertion from Exhibit H attached hereto, and shall be executed by the Trustee, authenticated by the Trustee (or any duly appointed Authenticating Agent) and delivered (i) upon and pursuant to the order of the Company and (ii) upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be issuable in Authorized Denominations evidencing Percentage Interests. Certificates shall be executed by manual or


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facsimile signature on behalf of the Trustee by authorized officers of the
Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         (b) The following definitions apply for purposes of this Section 5.01:
"Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

         (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).

               (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                     (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                     (B) In connection with any proposed Transfer of any
               Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and


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               Agreement") attached hereto as Exhibit J from the proposed
               Transferee, in form and substance satisfactory to the Company, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
               Section 5.01(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

                     (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                     (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company's sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as Exhibit I.

               (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

               (iii) (A) If any "disqualified organization" (as defined in
               Section 860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights


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               and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                     (B) If any purported Transferee shall become a Holder of a
               Residual Certificate in violation of the restrictions in this
               Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

               (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation
         Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.

               (v) The provisions of this Section 5.01 set forth prior to this Section (v) may be modified, added to or eliminated by the Company and the Trustee, provided that there shall have been delivered to the Trustee the following:

                     (A) written notification from each of the Rating Agencies
               to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current Ratings of the Certificates; and

                     (B) an Opinion of Counsel, in form and substance
               satisfactory to the Company (as evidenced by a certificate of the Company), to the effect that such


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               modification, addition to or absence of such provisions will not cause REMIC I, REMIC II and REMIC III to cease to qualify as a REMIC and will not create a risk that (1) REMIC I, REMIC II and REMIC III may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

               (vi) The following legend shall appear on all Residual
         Certificates:

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE,
         (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

               (vii) The Tax Matters Person for each of REMIC I, REMIC II and REMIC III, while not a Disqualified Organization, shall be the tax matters person for the related REMIC within the meaning of Section 6231(a)(7) of the Code and Treasury Regulation Section 1.860F-4(d).

         (d) In the case of any Junior Subordinate Certificate presented for registration in the name of any Person, the Trustee shall require (i) an officer's certificate substantially in the form of Exhibit N attached hereto acceptable to and in form and substance satisfactory to the Trustee


                                       98







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and the Company, which officer's certificate shall not be an expense of the
Trustee, the Master Servicer or the Company, and (ii) only if such officer's certificate indicates that a Benefit Plan Opinion is delivered in connection therewith, a Benefit Plan Opinion.

         In the case of any Residual Certificate presented for registration in the name of any Person, the Trustee shall require (i) a Transferee Affidavit and Agreement which includes the representation set forth in paragraph 18 of the form attached hereto as Exhibit J and (ii) only if the representation set forth in such paragraph 18 indicates that a Benefit Plan Opinion is delivered in connection therewith, a Benefit Plan Opinion.

         (e) No transfer, sale, pledge or other disposition of a Junior Subordinate Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.01(e) or Section 5.01(f). Each Person who, at any time, acquires any ownership interest in any Junior Subordinate Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.01(e) and Section 5.01(f), as applicable. No transfer of a Junior Subordinate Certificate shall be deemed to be made in accordance with this Section 5.01(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Trustee may conclusively rely, to the effect that such transfer is exempt from the registration requirements under the Securities Act, as follows:
In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Trustee in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and that the Certificateholder's proposed transferee certify to the Trustee in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel that such transfer may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the REMIC I Trust Fund, the REMIC II Trust Fund, the REMIC III Trust Fund or the Company. Such Opinion of Counsel shall allow for the forwarding, and the Trustee shall forward, a copy thereof to the Rating Agencies. Notwithstanding the foregoing, any Junior Subordinate Certificate may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in Section 5.01(f).

         (f) To effectuate a Certificate transfer of a Junior Subordinate Certificate in accordance with this Section 5.01(f), the proposed transferee of such Certificate must provide the Trustee and the Company with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trustee or the Company, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee or the Company with Annex 1 or


                                       99







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Annex 2 to the form of Exhibit L attached hereto if the Company so consents prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of this Section 5.01(f). The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the Company, and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement.

         (g) (1) In the case of any ERISA Restricted Certificate presented for registration in the name of any Person, the prospective transferee shall be required to provide the Trustee and the Company (A) an officer's certificate substantially in the form of Exhibit O attached hereto acceptable to and in form and substance satisfactory to the Trustee and the Company, which officer's certificate shall not be an expense of the Trustee, the Master Servicer or the Company, and (B) only if such officer's certificate indicates that a Benefit Plan Opinion is delivered in connection therewith, a Benefit Plan Opinion.

             (2) Notwithstanding the foregoing, a certification (and, if applicable, a Benefit Plan Opinion) as described in Section 5.01(g)(1) above will not be required with respect to the transfer of any ERISA Restricted Certificate to a Clearing Agency, or for any subsequent transfer of any interest in a ERISA Restricted Certificate for so long as such Certificate is a Book-Entry Certificate (each such ERISA Restricted Certificate, a "Book-Entry ERISA Restricted Certificate"). Any transferee of a Book-Entry ERISA Restricted Certificate will be deemed to have represented, by virtue of its acquisition or holding of such Certificate (or interest therein), that either (i) such transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any person (including an investment manager, a named fiduciary or a trustee of any such plan) acting, directly or indirectly, on behalf of or purchasing such Certificate with "plan assets" of any such plan (a "Plan Investor"), (ii) such transferee is an insurance company, the source of funds to be used by it to acquire or hold such Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions in Section I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (ii), a "Complying Insurance Company") or (iii) such Certificate was rated "BBB-" or better (or its equivalent) by at least one of the Rating Agencies at the time of such transferee's acquisition of such Certificate (or interest therein).

             (3) If any Book-Entry ERISA Restricted Certificate (or any interest therein) is acquired or held in violation of the provisions of Section 5.01(g)(2) above, then the last preceding transferee that either (i) is not a Plan Investor, (ii) is a Complying Insurance Company or (iii) acquired such Certificate at a time when such Certificate was rated "BBB-" or better (or its equivalent) by at least one of the Rating Agencies shall be restored, to the extent permitted by law, to all rights and obligations as Beneficial Holder thereof retroactive to the date of transfer of such Certificate by such preceding transferee. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding transferee.

             (4) Any purported Beneficial Holder whose acquisition or holding of any Book-Entry ERISA Restricted Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.01(g) shall indemnify and hold harmless the Company,


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         the Trustee, the Master Servicer, the Trust and the Underwriter from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         (h) (1) In the case of any Group I-A Certificate presented for registration in the name of any Person prior to the Distribution Date in May 2006 or any Group II-A Certificate presented for registration in the name of any Person prior to the Distribution Date in May 2004, the prospective transferee shall be required to provide the Trustee and the Company (A) an officer's certificate substantially in the form of Exhibit P attached hereto acceptable to and in form and substance satisfactory to the Trustee and the Company, which officer's certificate shall not be an expense of the Trustee, the Master Servicer or the Company, and (B) only if such officer's certificate indicates that a Benefit Plan Opinion is delivered in connection therewith, a Benefit Plan Opinion.

             (2) Notwithstanding the foregoing, a certification (and, if applicable, a Benefit Plan Opinion) as described in Section 5.01(h)(1) above will not be required with respect to the transfer of any Class A Certificate to a Clearing Agency, or for any subsequent transfer of any interest in a Class A Certificate for so long as such Certificate is a Book-Entry Certificate (each such Class A Certificate, a "Book-Entry Class A Certificate"). Any transferee of a Book-Entry Class A Certificate prior to the Distribution Date in May 2006 (in the case of a Group I-A Certificate) or the Distribution Date in May 2004 (in the case of a Group II-A Certificate) will be deemed to have represented, by virtue of its acquisition or holding of such Certificate (or interest therein), that either (i) such transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any person (including an investment manager, a named fiduciary or a trustee of any such plan) acting, directly or indirectly, on behalf of or purchasing such Certificate with "plan assets" of any such plan (a "Plan Investor"), or
         (ii) the acquisition and holding of such Certificate are eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14, 90-1, 91-38, 95-60 or 96-23.

             (3) If any Book-Entry Class A Certificate (or any interest therein) is acquired or held in violation of the provisions of Section 5.01(h)(2) above, then the last preceding transferee (i) that is not a Plan Investor or (ii) whose acquisition and holding of such Certificate are eligible for the exemptive relief available under PTCE 84-14, 91-38, 90-1, 95-60 or 96-23 shall be restored, to the extent permitted by law, to all rights and obligations as Beneficial Holder thereof retroactive to the date of transfer of such Certificate by such preceding transferee. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding transferee.

             (4) Any purported Beneficial Holder whose acquisition or holding of any Book-Entry Class A Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.01(h) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, the Trust and the Underwriter from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.


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         Section 5.02. Certificates Issuable in Classes; Distributions of
Principal and Interest; Authorized Denominations. The aggregate principal amount of the Certificates that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to
Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Certificate Interest Rates, initial Class Principal Balances and Final Maturity Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

         Section 5.03. Registration of Transfer and Exchange of Certificates. The Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 10.06. The Trustee hereby appoints itself as the initial Certificate Registrar.

         Upon surrender for registration of transfer of any Certificate to the Trustee at the Corporate Trust Office of the Trustee or at the office of State Street Bank and Trust Company, N.A., 61 Broadway, New York, New York 10006,
Attention: Corporate Trust Window, or such other address or agency as may hereafter be provided to the Master Servicer in writing by the Trustee, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Percentage Interest. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

         A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

         All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.


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         Section 5.04. Mutilated, Destroyed, Lost or Stolen Certificates. If (i)
any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. Upon the issuance of any new Certificate under this Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the REMIC III Trust Fund (or with respect to the Class
R Certificates, the residual ownership interests in the REMIC I Trust Fund, REMIC II Trust Fund and REMIC III Trust Fund) as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

         Section 5.05. Persons Deemed Owners. The Company, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, Section 4.04 and Section 4.05 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer or the Trustee shall be affected by notice to the contrary.

         Section 5.06. Temporary Certificates. Upon the initial issuance of the Certificates, the Trustee may execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A, B, C and H hereto as the Trustee's officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form of temporary Certificates.

         If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days after the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section 5.10 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Master Servicer. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.





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         Section 5.07. Book-Entry for Book-Entry Certificates. Notwithstanding
the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder's interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

                  (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry Certificates;

                  (b) the Master Servicer and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

                  (c) to the extent that the provisions of this Section 5.07 conflict with any other provisions of this Agreement, the provisions of this Section 5.07 shall control; and

                  (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

         For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take





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

conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

         Section 5.08. Notices to Clearing Agency. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

         Section 5.09. Definitive Certificates. If (a) the Master Servicer notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Master Servicer is unable to locate a qualified successor, (b) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of such Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

         Each Definitive Certificate that is a Group I Certificate and is issued before the Distribution Date in May 2006, and each Definitive Certificate that is a Group II Certificate and is issued before the Distribution Date in May 2004, shall bear the following legend:

         PURSUANT TO THE AUCTION ADMINISTRATION AGREEMENT AND THE SWAP AGREEMENT (EACH AS DEFINED IN THE POOLING AGREEMENT), THE HOLDER OF THIS CERTIFICATE WILL BE REQUIRED TO SURRENDER THIS CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY [2006] [2004] TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER TO A THIRD-PARTY INVESTOR, AND IN EXCHANGE THEREFOR THE HOLDER OF THIS CERTIFICATE WILL RECEIVE, TO THE EXTENT RECEIVED PURSUANT TO THE AUCTION ADMINISTRATION AGREEMENT AND THE SWAP



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        AGREEMENT, THE PAR PRICE (AS DEFINED IN THE AUCTION
        ADMINISTRATION AGREEMENT) FOR THIS CERTIFICATE.

         Section 5.10. Office for Transfer of Certificates. The Trustee shall maintain in Massachusetts and in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. The Corporate Trust Office and State Street Bank and Trust Company, N.A., 61 Broadway, New York, NY 10006, Attention: Corporate Trust Window are initially designated for said purposes.

                                   ARTICLE VI

                       The Company and the Master Servicer

         Section 6.01. Liability of the Company and the Master Servicer. The Company and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Master Servicer, as applicable, herein.

         Section 6.02. Merger or Consolidation of the Company, or the Master Servicer. Any Corporation into which the Company or the Master Servicer may be merged or consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any Corporation succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others. Neither the Company nor the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the REMIC I, REMIC II or REMIC III Trust Fund or the Certificateholders for any action taken by such Person or by a Servicer or for such Person's or Servicer's refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this




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Agreement and which in its opinion may involve it in any expense or liability;
provided, however, that the Company or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the Mortgage Loans, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

         Section 6.04. The Company and the Master Servicer not to Resign. The Company shall not resign from the obligations and duties (including, without limitation, its obligations and duties as initial Master Servicer) hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or any successor Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02 hereof.

         If the Company is no longer acting as Master Servicer, then the successor Master Servicer shall give prompt written notice to the Company of any information received by such successor Master Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.

         Section 6.05. Trustee Access. The Master Servicer shall afford the Company and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer, in respect of the Mortgage Loans and in respect of its rights and obligations hereunder and access to such of its officers as are responsible for such obligations. Upon reasonable request, the Master Servicer, shall furnish the Company and the Trustee with its most recent financial statements (or, for so long as the Company is the Master Servicer, the most recent consolidated financial statements for the Company appearing in the audited financial statements of Washington Mutual, Inc., or the entity with whose financial statements the financial statements of the Company are consolidated) and such other information as it possesses, and which it is not prohibited by law or, to the extent applicable, binding obligations to third parties with respect to confidentiality from disclosing, regarding its business, affairs, property and condition, financial or otherwise.

                                  ARTICLE VII

                                     Default

         Section 7.01. Events of Default. (a) In case one or more of the following Events of Default by the Master Servicer or by a successor Master Servicer shall occur and be continuing, that is to say:




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                  (i) Any failure by the Master Servicer to deposit into the
         Certificate Account any payment required to be deposited therein by the Master Servicer under the terms of this Agreement which continues unremedied for a period of ten days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund; or

                  (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund; or

                  (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (iv) The Master Servicer shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

                  (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) Any failure of the Master Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the opening of business on the Distribution Date in respect of which such Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee or the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund, by notice in writing to the Company and the Master Servicer (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Master Servicer, including its right to the Master Servicing Fee, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by





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

the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Certificate Account or thereafter be received with respect to the Mortgage Loans.

         Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds, and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date. If the Master Servicer shall within two Business Days following such suspension remit to the Trustee the amount of any Monthly P&I Advance the nonpayment of which by the Master Servicer was an Event of Default described in clause (vi) of this Section 7.01(a), the Trustee, subject to the last sentence of this paragraph, shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder. The Master Servicer agrees that it will reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to clause (vi) of this Section 7.01(a). The Master Servicer agrees that if an Event of Default as described in clause (vi) of this Section 7.01(a) shall occur more than two times in any twelve month period, the Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.

         (b) In case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

                  (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund; or

                  (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or





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         receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

                  (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with Section 10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company's obligations hereunder.

         (c) In any circumstances in which this Agreement states that Certificateholders owning Certificates evidencing a certain percentage Percentage Interest in the REMIC III Trust Fund may take certain action, such action shall be taken by the Trustee, but only if the requisite percentage of Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

         Section 7.02. Trustee to Act; Appointment of Successor.

         (a) On and after the date on which the Master Servicer receives a notice of termination pursuant to Section 7.01 or the Master Servicer resigns pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer under this Agreement and under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising on or after such date of termination or resignation placed on the Master Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Master Servicer; provided, that the Trustee shall not under any circumstances be responsible for any representations and warranties or any Purchase Obligation of the Company or any liability incurred by the Master Servicer prior to such date of termination or resignation and the Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Master Servicer had continued to act hereunder, except for those amounts due to the Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint,





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or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) In connection with any termination or resignation of the Master Servicer hereunder, in the event that any of the Mortgage Loans are MERS Loans, either (i) the successor Master Servicer (including the Trustee if the Trustee is acting as successor Master Servicer) shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Loans, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in registering the transfer of servicing of the MERS Loans to the successor Master Servicer on the MERS'r' System in accordance with MERS' rules and procedures, or (ii) if the successor Master Servicer is not a member of MERS, the predecessor Master Servicer shall cooperate with the successor Master Servicer in (A) de-registering the MERS Loans from the MERS'r' System and (B) causing MERS to execute and deliver an assignment from MERS to the Trustee of the Mortgage securing each MERS Loan in recordable form and in the form otherwise provided under clause (X)(iii) of the definition of "Mortgage File" herein and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect such de-registration and assignment. The successor Master Servicer shall promptly cause the assignments referred to in clause (ii)(B) of the immediately preceding sentence to be recorded or filed, except in states where, in the opinion of counsel admitted to practice in such state acceptable to the Company, the Trustee and the Rating Agencies submitted in lieu of such recording or filing, such recording or filing is not required to protect the Trustee's interest in such Mortgage Loans against creditors of, or against sale, further assignments, satisfaction or discharge by, the Lender, a Servicer, the Company or the Master Servicer. The predecessor Master Servicer shall bear any and all fees of MERS and all fees and costs of preparing and recording any assignments of Mortgages as required under this Section 7.02(b).

         Section 7.03. Notification to Certificateholders. Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.





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                                  ARTICLE VIII

                             Concerning the Trustee

         Section 8.01. Duties of Trustee.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Master Servicer to the Trustee pursuant to this Agreement.

         (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement,

                  (ii) the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; and

                  (iii) The Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or relating to the exercise of any trust or power conferred upon the Trustee under this Agreement.

         (d) Within ten days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agencies notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Trustee, the





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Trustee shall transmit by mail to all Certificateholders (with a copy to the
Rating Agencies) notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and
Section 7.01(ii) no such notice to Certificateholders or to the Rating Agencies shall be given until at least 30 days after the occurrence thereof.

         Section 8.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 8.01:

                  (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) The Trustee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security, if any, afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

                  (v) The Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys selected by it with reasonable care or (as in the case of the Initial Custodian) designated by the Company;

                  (vi) The Trustee shall not be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a





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         Responsible Officer, or unless written notice thereof referencing this
         Agreement or the Certificates is received at the Corporate Trust Office at the address set forth in Section 10.06;

                  (vii) In no event shall the Trustee be held liable for acts or omissions of the Master Servicer (excepting the Trustee's own actions as Master Servicer). No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (except for the giving of required notices), or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

                  (viii) When the Trustee is acting as Master Servicer pursuant to Section 7.02, and to the extent permitted under applicable law, the Trustee is hereby authorized, in making or disposing of any investment permitted hereunder, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or its affiliate is acting as an agent of the Trustee or of any third person or dealing as principal for its own account.

         Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein (other than those relating to the due organization, power and authority of the Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer, the Servicers or the Company in respect of the Mortgage Loans or deposited into the Custodial Accounts for P&I, any Buydown Fund Account, or the Custodial Accounts for P&I by any Servicer or into the Investment Account, or the Certificate Account by the Master Servicer or the Company.

         Section 8.04. Trustee May Own Certificates. The Trustee or any agent or affiliate of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

         Section 8.05. The Master Servicer to Pay Trustee's Fees and Expenses. Subject to any separate written agreement with the Trustee, the Master Servicer covenants and agrees to, and the Master Servicer shall, pay the Trustee from time to time, and the Trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Master Servicer shall pay or reimburse the Trustee upon the Trustee's request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Agreement and indemnify the Trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its
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faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee. The Company shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund required to be prepared or filed by the Trustee and shall indemnify the Trustee for any liability of the Trustee arising from any error in such returns.

         Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) acceptable to the Rating Agencies. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         Section 8.07. Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

         The Holders of Certificates evidencing Percentage Interests aggregating more than 50% of the REMIC III Trust Fund may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall
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appointment by the successor trustee as provided in Section 8.08. Any expenses associated with the resignation of the Trustee shall be borne by the Trustee, and any expenses associated with the removal of the Trustee shall be borne by the Master Servicer.

         Section 8.08. Successor Trustee. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.

         Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register and (ii) the Rating Agencies. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.

         Section 8.09. Merger or Consolidation of Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such resulting or successor corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund and to vest in such Person or Persons, in such capacity, such title to the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable; provided, that the Trustee shall remain liable for all of its obligations and duties under





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this Agreement. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11. Authenticating Agents. The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation, trust company or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York or a principal office and place of business in Boston, Massachusetts and a place of business in New York, New York, having a combined capital and surplus of at least





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$15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Master Servicer. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.11, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

         Section 8.12. Paying Agents. The Trustee may appoint one or more Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01, Section 4.04, Section 4.05(a) and Section 9.01(b) to the extent directed to do so by the Master Servicer. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation, trust company or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York or a principal office and place of business in Boston, Massachusetts and a place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

         Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party,
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corporate agency business of any Paying Agent, shall continue to be the Paying
Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

         Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Master Servicer, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.12, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

                                   ARTICLE IX

                                   Termination

         Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

         (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Master Servicer to make payments to Certificateholders as hereafter set forth, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby shall terminate upon (i) the purchase by the Master Servicer pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal, after the deduction of related advances, to the sum of (x) the excess of (A) 100% of the aggregate outstanding Principal Balance of such Mortgage Loans (other than Liquidated Mortgage Loans) plus accrued interest at the applicable Pass-Through Rate with respect to such Mortgage Loan (other than a Liquidated Mortgage Loan) through the last day of the month of such purchase, over (B) with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the date of such purchase by the Master Servicer to the extent that the Principal Balance of such Mortgage Loan has not been previously reduced by such Bankruptcy Loss, and (y) the appraised fair market value as of the effective date of the termination of the trust created hereby of (A) all property in the Trust Fund which secured a Mortgage Loan and which was acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date, including related Insurance Proceeds, and (B) all other property in the Trust Fund, any such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the




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Trust Fund or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to the Certificateholders of all amounts required to be paid to them hereunder; provided, however, that in no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

         On any Distribution Date after the first date on which the aggregate Principal Balance of the Mortgage Loans is less than the Clean-Up Call Percentage of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Master Servicer may purchase the outstanding Mortgage Loans and any Mortgaged Properties acquired by the Trust Fund at the price stated in clause (i) of the preceding paragraph. If such right is exercised, the Master Servicer shall provide to the Trustee (and to the Company, if the Company is no longer acting as Master Servicer) the written certification of an officer of the Master Servicer (which certification shall include a statement to the effect that all amounts required to be paid in order to purchase the Mortgage Loans have been deposited in the Certificate Account) and the Trustee shall promptly execute all instruments as may be necessary to release and assign to the Master Servicer the Mortgage Files and any foreclosed Mortgaged Property pertaining to the Trust Fund.

         In no event shall the Master Servicer be required to expend any amounts other than those described in the first paragraph of this Section 9.01(a) in order to terminate the Trust Fund or purchase the Mortgage Loans under this
Section 9.01, and in no event shall the Company be required to expend any amounts in connection with such termination or purchase.

         (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"),
(ii) the amount of such final payment (the "Termination Payment") and (iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Master Servicer's obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Master Servicer shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Master Servicer may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.




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

         Section 9.02. Additional Termination Requirements.

         (a) In the event the Master Servicer exercises its purchase option as provided in Section 9.01, the REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund shall be terminated in accordance with the following additional requirements, unless the Master Servicer, at its own expense, obtains for the Trustee an Opinion of Counsel to the effect that the failure of the REMIC I Trust Fund, the REMIC II Trust Fund and REMIC III Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund as described in Section 860F of the Code, or (ii) cause the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Tax Matters Person shall prepare the documentation required and the Tax Matters Person and the Trustee shall adopt a plan of complete liquidation on behalf of the REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Master Servicer, on behalf of the REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund; and

                  (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Master Servicer as agent of the Trustee shall sell all of the assets of the REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund to the Master Servicer for cash in the amount specified in Section 9.01.

         (b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Tax Matters Person and the Trustee to adopt such a plan of complete liquidation upon the written request of the Tax Matters Person and the Trustee and to take such other action in connection therewith as may be reasonably requested by the Tax Matters Person or the Trustee.

         Section 9.03. Trusts Irrevocable. Except as expressly provided herein, the trusts created hereby are irrevocable.

                                   ARTICLE X

                            Miscellaneous Provisions

         Section 10.01. Amendment.

         (a) This Agreement may be amended from time to time by the Master Servicer, the Company and the Trustee, without the consent of any of the Certificateholders: (i) to cure any ambiguity; (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; (iii) to comply with any requirements imposed by the Code or any regulations thereunder; (iv) to correct the description of any property at any time





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included in the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III
Trust Fund, or to assure the conveyance to the Trustee of any property included in the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund; and (v) pursuant to Section 5.01(c)(v). No such amendment (other than one entered into pursuant to clause (iii) of the preceding sentence) shall adversely affect in any material respect the interest of any Certificateholder, and no such amendment shall change the powers of the Master Servicer. Prior to entering into any amendment without the consent of Certificateholders pursuant to this paragraph, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under this paragraph. The placement of an "original issue discount" legend on, or any change required to correct any such legend previously placed on a Certificate shall not be deemed any amendment to this Agreement.

         (b) This Agreement may also be amended from time to time by the Master Servicer, the Company and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of the REMIC III Trust Fund for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Percentage Interest, the Certificate Interest Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Percentage Interests specified in this Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund, or (iv) modify any provision in any way which would permit an earlier retirement of the Certificates.

         Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

         It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Section 10.02. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders. Without limiting the foregoing, the Trustee shall make the filings required by Chapter 182 of the Massachusetts General Laws.





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


         Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement, the REMIC I Trust Fund, the REMIC II Trust Fund or REMIC III Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the REMIC I Trust Fund, the REMIC II Trust Fund or the REMIC III Trust Fund or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01,
Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC III Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Trustee is under no obligation to exercise any of the extraordinary trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 10.04. Access to List of Certificateholders. The Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of




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

the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

         If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Certificate Registrar, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

         Every Certificateholder, by receiving and holding the same, agrees with the Master Servicer and the Trustee that neither the Master Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

         Section 10.05. Governing Law. This Agreement (including the creation of the trusts created hereunder) shall be construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to conflict of laws principles other than Section 5-1401 of the New York General Obligations Law.

         Section 10.06. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to the applicable Notice Address. Notices to the Rating Agencies shall also be deemed to have been duly given if mailed by first class mail, postage prepaid, to the above listed addresses of the Rating Agencies. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 10.08. Counterpart Signatures. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed





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

simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 10.09. Benefits of Agreement. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10 and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         Section 10.10. Notices and Copies to Rating Agencies.

         (a) The Trustee shall notify the Rating Agencies of the occurrence of any of the following events, in the manner provided in Section 10.06:

                  (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d);

                  (ii) the appointment of a successor Master Servicer pursuant to Section 7.02;

         (b) The Master Servicer shall notify the Rating Agencies of the occurrence of any of the following events, or in the case of clauses (iii),
(iv), (vii) and (viii) promptly upon receiving notice thereof, in the manner provided in Section 10.06:

                  (i) any amendment of this Agreement pursuant to Section 10.01;

                  (ii) the appointment of a successor Trustee pursuant to
         Section 8.08;

                  (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 and Section 3.06 with respect to the Master Servicer or any Servicer;

                  (iv) any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;

                  (v) the purchase of any Mortgage Loan pursuant to a Purchase Obligation or as permitted by this Agreement or the purchase of the outstanding Mortgage Loans pursuant to Section 9.01;

                  (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

                  (vii) the failure of the Master Servicer to make a Monthly P&I Advance following a determination on the Determination Date that the Master Servicer would make such advance pursuant to Section 4.02; and

                  (viii) the failure of the Master Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between (x) payments scheduled to be received in respect of the Mortgage





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

         Loans and (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.02.

The Master Servicer shall provide copies of the statements pursuant to Section 4.02, Section 4.06, Section 3.12, Section 3.13 or Section 3.15 or any other statements or reports to the Rating Agencies in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of Section 4.06, the Master Servicer shall provide such reports to the Rating Agencies in respect of each Distribution Date, without regard to whether any Certificateholder or the Trustee has requested such report for such Distribution Date.




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

         IN WITNESS WHEREOF, the Company and the Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                       WASHINGTON MUTUAL MORTGAGE
                                       SECURITIES CORP.



                                       By: /s/ Michael L. Parker
                                          -------------------------------------
                                            Name: Michael L. Parker
                                            Title: President


                                       STATE STREET BANK AND TRUST COMPANY,
                                       as Trustee



                                        By: /s/ Clare M. O'Brien
                                           ------------------------------------
                                             Name: Clare M. O'Brien
                                             Title: Vice President

                         ACKNOWLEDGEMENT OF CORPORATION


STATE OF WASHINGTON                 )
                                    )  SS.
COUNTY OF KING                      )


         I certify that I know or have satisfactory evidence that Michael L. Parker is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of WASHINGTON MUTUAL MORTGAGE SECURITIES CORP., to be the free and voluntary act of such party for the uses and purposes mentioned therein.

         Dated this 23rd day of August, 2001



                              /s/ Ellen E. Butler
                              -----------------------------------------

                              Notary Public in and for the State of Washington, residing at Seattle, WA
                              My commission expires: 4-1-2003

(SEAL)

                                 ACKNOWLEDGEMENT


COMMONWEALTH OF MASSACHUSETTS       )
                                    )  SS.
COUNTY OF SUFFOLK                   )


         On this ___ day of August 2001 before me, a Notary Public in and for said State, personally appeared Clare M. O'Brien, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacit(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.



         Signature /s/ MaryEllen Hunter
                  ______________________________
                  MaryEllen Hunter
                  Notary Public
                  My commission expires:  Feb. 19, 2004



                  (SEAL)

          Appendix 1: Definition of Class Y Principal Reduction Amounts

         For any Distribution Date, the amounts by which the Class Principal Balances of the Class Y-1 and Class Y-2 Regular Interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

Let S% and T% represent the Certificate Interest Rates applicable for distributions to be made on the next succeeding Distribution Date on the Class Y-1 and Class Y-2 Regular Interests, respectively.

If T% <= S% apply the following generic definition of the principal reduction amounts with the following identifications:

J%=S%; K%=T%; AA=I; BB=II; Y-A=Y-1; Z-A=Z-1; Y-B=Y-2; Z-B=Z-2; j=1; k=2

If S% <= T% apply the following generic definition of the principal reduction amounts with the following identifications:

J%=T%; K%=S%; AA=II; BB=I; Y-A=Y-2; Z-A=Z-2; Y-B=Y-1; Z-B=Z-1; j=2; k=1

Generic Definition of Class Y Principal Reduction Amounts

J% and K% represent the interest rates on Loan Group AA and Loan Group BB respectively. K% < J%.

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

P[u]AAB  =  the Group AA Subordinate Balance after the allocation of Realized
            Losses and distributions of principal on such Distribution Date.

P[u]BBB  =  the Group BB Subordinate Balance after the allocation of Realized
            Losses and distributions of principal on such Distribution Date.

R =         the Group B Certificate Interest Rate = (J%P[u]AAB +
            K%P[u]BBB)/(P[u]AAB + P[u]BBB)

Y[u]k = the Class Y-B Principal Balance after distributions on the prior Distribution Date.

Y[u]j = the Class Y-A Principal Balance after distributions on the prior Distribution Date.

[D]Y[u]k  = the Class Y-B Principal Reduction Amount.

[D]Y[u]j  = the Class Y-A Principal Reduction Amount.

Z[u]k = the Class Z-B Principal Balance after distributions on the prior Distribution Date.

Z[u]j = the Class Z-A Principal Balance after distributions on the prior Distribution Date.

[D]Z[u]k  = the Class Z-B Principal Reduction Amount.

[D]Z[u]j  = the Class Z-A Principal Reduction Amount.

P[u]k     = the aggregate Class Principal Balance of the Class Y-B and Class Z-B
            Regular Interests after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group BB Loans (reduced by the Class R Principal Balance, if applicable).

P[u]j    =  the aggregate Class Principal Balance of the Class Y-A and Class Z-A
            Regular Interests after distributions on the prior Distribution
            Date, which is equal to the aggregate principal balance of the Group
            AA Loans (reduced by the Class R Principal Balance, if applicable).

[D]P[u]k =  the aggregate principal reduction resulting on such Distribution
            Date on the Group BB Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (c)(i) or (c)(ii) of the definition of REMIC I Distribution Amount) to be made and Realized Losses to be allocated on such Distribution Date (reduced by the portion, if any, of such reduction allocable to the Class R Certificates, if applicable) which is equal to the aggregate of the Class Y-B and Class Z-B Principal Reduction Amounts.

[D]P[u]j =  the aggregate principal reduction resulting on such Distribution
            Date on the Group AA Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (c)(i) or (c)(ii) of the definition of REMIC I Distribution Amount) to be made and Realized Losses to be allocated on such Distribution Date (reduced by the portion, if any, of such reduction allocable to the Class R Certificates, if applicable) which is equal to the aggregate of the Class Y-A and Class Z-A Principal Reduction Amounts.

[a]     =   .0005

[g]     =   (R - K%)/(J% - R). [g] is a non-negative number unless its denominator is zero, in which event it is undefined.

If [g] is zero, [D]Y[u]j = Y[u]j and [D]Y[u]k = (Y[u]k/P[u]k)[D]P[u]k.

If [g] is undefined, [D]Y[u]k = Y[u]k, [D]Y[u]j = (Y[u]j/P[u]j)[D]P[u]j.

In the remaining situations, [D]Y[u]j and [D]Y[u]k shall be defined as follows:

1.  If Y[u]j - [a](P[u]j - [D]P[u]j) >= 0, Y[u]k - [a](P[u]k - [D]P[u]k) >= 0,
    and [g](P[u]k - [D]P[u]k) < (P[u]j - [D]P[u]j), [D]Y[u]j = Y[u]j -
    [a][g](P[u]k - [D]P[u]k) and [D]Y[u]k = Y[u]k - [a](P[u]k - [D]P[u]k).

2.  If Y[u]j - [a](P[u]j - [D]P[u]j) >= 0, Y[u]k - [a](P[u]k - [D]P[u]k) => 0,
    and [g](P[u]k - [D]P[u]k) >= (P[u]j - [D]P[u]j), [D]Y[u]j = Y[u]j -
    [a](P[u]j - [D]P[u]j) and [D]Y[u]k = Y[u]k - ([a]/[g])(P[u]j - [D]P[u]j).

3.  If Y[u]j - [a](P[u]j - [D]P[u]j) < 0, Y[u]k - [a](P[u]k - [D]P[u]k) >= 0,
    and Y[u]k - [a](P[u]k - [D]P[u]k) >= Y[u]k - (Y[u]j/[g]), [D]Y[u]j = Y[u]j -
    [a][g](P[u]k - [D]P[u]k) and [D]Y[u]k = Y[u]k - [a](P[u]k - [D]P[u]k).

4.  If Y[u]j - [a](P[u]j - [D]P[u]j) < 0, Y[u]k - (Y[u]j/[g]) >= 0, and Y[u]k -
    [a](P[u]k - [D]P[u]k) <= Y[u]k - (Y[u]j/[g]), [D]Y[u]j = 0 and [D]Y[u]k =
    Y[u]k - (Y[u]j/[g]).

5.  If Y[u]k - [a](P[u]k - [D]P[u]k) < 0, Y[u]k - (Y[u]j/[g]) < 0, and Y[u]j -
    [a](P[u]j - [D]P[u]j) <= Y[u]j - ([g]Y[u]k), [D]Y[u]j = Y[u]j - ([g]Y[u]k)
    and [D]Y[u]k = 0.

6.  If Y[u]k - [a](P[u]k - [D]P[u]k) < 0, Y[u]j - [a](P[u]j - [D]P[u]j) >= 0,
    and Y[u]j - [a](P[u]j - [D]P[u]j) >= Y[u]j - ([g]Y[u]k), [D]Y[u]j = Y[u]j -
    [a](P[u]j - [D]P[u]j) and [D]Y[u]k = Y[u]k - ([a]/[g])(P[u]j - [D]P[u]j).

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1. Making the ratio of Y[u]j to Y[u]k equal to [g] after taking account of the allocation of Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class Y-B, Class Y-A, Class Z-B and Class Z-A Regular Interests is greater than or equal to zero for such Distribution Date;

2. Making the Class Y-B Principal Balance less than or equal to 0.0005 of the sum of the Class Y-B and Class Z-B Principal Balances and the Class Y-A Principal Balance less than or equal to 0.0005 of the sum of the Class Y-A and Class Z-A Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3. Making the larger of (a) the fraction whose numerator is Y[u]j and whose denominator is the sum of Y[u]j and Z[u]j and (b) the fraction whose numerator is Y[u]k and whose denominator is the sum of Y[u]k, and Z[u]k as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Class Y Principal Reduction Amounts to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Loan Group and (b) the remainder of the REMIC I Available Distribution Amount for the related Loan Group after reduction thereof by the distributions to be made on such Distribution Date in respect of interest on the related Class Y and Class Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.

         To calculate the initial balances for the Class Y-B, Class Y-A, Class Z-B and Class Z-A Regular Interests, first calculate the Group BB Subordinate Balance and the Group AA Subordinate Balance as of the Cut-Off Date. Then calculate R according to the definition above. Calculate [g] according to the definition above. Calculate Pk and Pj as the aggregate principal balance of the Group BB Loans as of the Cut-Off Date (reduced by the Class R Principal Balance as of the Cut-Off Date, if applicable) and the aggregate principal balance of the Group AA Loans as of the Cut-Off Date (reduced by the Class R Principal Balance as of the Cut-Off Date, if applicable), respectively.

   If 0.0005 [g] P[u]k <= 0.0005 P[u]j, Y[u]k = 0.0005 P[u]k and Y[u]j =
   0.0005 [g] P[u]k.

   If 0.0005 [g] P[u]k > 0.0005 P[u]j, Y[u]j = 0.0005 P[u]j, Y[u]k =
   0.0005 P[u]j/[g].

Then Z[u]k = P[u]k - Y[u]k and Z[u]j = P[u]j - Y[u]j.


         In the execution copy of this Agreement, symbols are represented by the following labels; in any conformed copy of this Agreement, such symbols may be represented by characters other than numerals and the upper and lower case letters of the alphabet and standard punctuation, including, without limitation, Greek letters and mathematical symbols.

Example:

                                 [a] = alpha
                                 [D] = delta
                                 [g] = gamma

                                                               Exhibit A
                                                               CUSIP 929227 AZ 9

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is August 23, 2001.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NO TRANSFER OF THIS CLASS I-A-1 CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY 2006 WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(h) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

NOTWITHSTANDING THE FOREGOING PARAGRAPH, WITH RESPECT TO THE TRANSFER OF THIS CLASS I-A-1 CERTIFICATE TO DTC OR ANY OTHER CLEARING AGENCY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY DTC OR ANY OTHER CLEARING AGENCY, (I) AN OFFICER'S CERTIFICATE (AND, IF APPLICABLE, A BENEFIT PLAN OPINION), AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL NOT BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

                  1. ANY TRANSFEREE OF THIS CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY 2006 WILL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR
         SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING THIS CERTIFICATE WITH "PLAN ASSETS" OF ANY SUCH PLAN (A "PLAN INVESTOR") OR (B) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, 90-1, 91-38, 95-60 OR 96-23; AND

                  2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE (I) THAT IS NOT A PLAN INVESTOR OR (II) WHOSE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 84-14, 90-1, 91-38, 95-60 OR 96-23 SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS BENEFICIAL HOLDER THEREOF RETROACTIVE TO THE DATE OF TRANSFER OF THIS CERTIFICATE BY SUCH PRECEDING TRANSFEREE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED BENEFICIAL HOLDER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.01(h) OF THE POOLING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, THE TRUST AND THE UNDERWRITER FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Series 2001-AR1               Portion of the Class I-A-1 Principal Balance as of
                              the Cut-Off Date Evidenced by this Certificate:
                              $197,000,000.00

Class I-A-1 Certificate Interest Rate: Variable

Cut-Off Date: August 1, 2001

First Distribution Date: September 25, 2001

Last Scheduled Distribution Date: September 25, 2031

Class I-A-1 Principal Balance
as of the Cut-Off Date:  $197,000,000.00




                                   Cede & Co.
                                Registered Owner

                                                               Exhibit A
                                                               CUSIP 929227 BA 3

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is August 23, 2001.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NO TRANSFER OF THIS CLASS I-A-2 CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY 2006 WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(h) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

NOTWITHSTANDING THE FOREGOING PARAGRAPH, WITH RESPECT TO THE TRANSFER OF THIS CLASS I-A-2 CERTIFICATE TO DTC OR ANY OTHER CLEARING AGENCY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY DTC OR ANY OTHER CLEARING AGENCY, (I) AN OFFICER'S CERTIFICATE (AND, IF APPLICABLE, A BENEFIT PLAN OPINION), AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL NOT BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

                  1. ANY TRANSFEREE OF THIS CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY 2006 WILL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR
         SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING THIS CERTIFICATE WITH "PLAN ASSETS" OF ANY SUCH PLAN (A "PLAN INVESTOR") OR (B) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, 90-1, 91-38, 95-60 OR 96-23; AND

                  2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE (I) THAT IS NOT A PLAN INVESTOR OR (II) WHOSE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 84-14, 90-1, 91-38, 95-60 OR 96-23 SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS BENEFICIAL HOLDER THEREOF RETROACTIVE TO THE DATE OF TRANSFER OF THIS CERTIFICATE BY SUCH PRECEDING TRANSFEREE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED BENEFICIAL HOLDER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.01(h) OF THE POOLING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, THE TRUST AND THE UNDERWRITER FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Series 2001-AR1            Portion of the Class I-A-2 Principal Balance as of
                           the Cut-Off Date Evidenced by this Certificate:
                           $124,000,000.00

Class I-A-2 Certificate Interest Rate: Variable

Cut-Off Date: August 1, 2001

First Distribution Date: September 25, 2001

Last Scheduled Distribution Date: September 25, 2031

Class I-A-2 Principal Balance
as of the Cut-Off Date:  $124,000,000.00




                                   Cede & Co.
                                Registered Owner

                                                               Exhibit A
                                                               CUSIP 929227 BB 1

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is August 23, 2001.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NO TRANSFER OF THIS CLASS I-A-3 CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY 2006 WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(h) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

NOTWITHSTANDING THE FOREGOING PARAGRAPH, WITH RESPECT TO THE TRANSFER OF THIS CLASS I-A-3 CERTIFICATE TO DTC OR ANY OTHER CLEARING AGENCY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY DTC OR ANY OTHER CLEARING AGENCY, (I) AN OFFICER'S CERTIFICATE (AND, IF APPLICABLE, A BENEFIT PLAN OPINION), AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL NOT BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

                  1. ANY TRANSFEREE OF THIS CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY 2006 WILL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR
         SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING THIS CERTIFICATE WITH "PLAN ASSETS" OF ANY SUCH PLAN (A "PLAN INVESTOR") OR (B) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, 90-1, 91-38, 95-60 OR 96-23; AND

                  2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE (I) THAT IS NOT A PLAN INVESTOR OR (II) WHOSE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 84-14, 90-1, 91-38, 95-60 OR 96-23 SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS BENEFICIAL HOLDER THEREOF RETROACTIVE TO THE DATE OF TRANSFER OF THIS CERTIFICATE BY SUCH PRECEDING TRANSFEREE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED BENEFICIAL HOLDER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.01(h) OF THE POOLING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, THE TRUST AND THE UNDERWRITER FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Series 2001-AR1               Portion of the Class I-A-3 Principal Balance as of
                              the Cut-Off Date Evidenced by this Certificate:
                              $61,609,000.00

Class I-A-3 Certificate Interest Rate: Variable

Cut-Off Date: August 1, 2001

First Distribution Date: September 25, 2001

Last Scheduled Distribution Date: September 25, 2031

Class I-A-3 Principal Balance
as of the Cut-Off Date:  $61,609,000.00




                                   Cede & Co.
                                Registered Owner

                                                               Exhibit A
                                                               CUSIP 929227 BC 9

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-4

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is August 23, 2001.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NO TRANSFER OF THIS CLASS I-A-4 CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY 2006 WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(h) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

NOTWITHSTANDING THE FOREGOING PARAGRAPH, WITH RESPECT TO THE TRANSFER OF THIS CLASS I-A-4 CERTIFICATE TO DTC OR ANY OTHER CLEARING AGENCY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY DTC OR ANY OTHER CLEARING AGENCY, (I) AN OFFICER'S CERTIFICATE (AND, IF APPLICABLE, A BENEFIT PLAN OPINION), AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL NOT BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

                  1. ANY TRANSFEREE OF THIS CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY 2006 WILL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR
         SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING THIS CERTIFICATE WITH "PLAN ASSETS" OF ANY SUCH PLAN (A "PLAN INVESTOR") OR (B) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, 90-1, 91-38, 95-60 OR 96-23; AND

                  2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE (I) THAT IS NOT A PLAN INVESTOR OR (II) WHOSE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 84-14, 90-1, 91-38, 95-60 OR 96-23 SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS BENEFICIAL HOLDER THEREOF RETROACTIVE TO THE DATE OF TRANSFER OF THIS CERTIFICATE BY SUCH PRECEDING TRANSFEREE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED BENEFICIAL HOLDER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.01(h) OF THE POOLING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, THE TRUST AND THE UNDERWRITER FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Series 2001-AR1          Portion of the Class I-A-4 Principal Balance as of
                         the Cut-Off Date Evidenced by this Certificate:
                         $153,750,000.00

Class I-A-4 Certificate Interest Rate: Variable

Cut-Off Date: August 1, 2001

First Distribution Date: September 25, 2001

Last Scheduled Distribution Date: September 25, 2031

Class I-A-4 Principal Balance
as of the Cut-Off Date:  $153,750,000.00




                                   Cede & Co.
                                Registered Owner

                                                               Exhibit A
                                                               CUSIP 929227 BD 7

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class II-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is August 23, 2001.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NO TRANSFER OF THIS CLASS II-A-1 CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY 2004 WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(h) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

NOTWITHSTANDING THE FOREGOING PARAGRAPH, WITH RESPECT TO THE TRANSFER OF THIS CLASS II-A-1 CERTIFICATE TO DTC OR ANY OTHER CLEARING AGENCY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY DTC OR ANY OTHER CLEARING AGENCY, (I) AN OFFICER'S CERTIFICATE (AND, IF APPLICABLE, A BENEFIT PLAN OPINION), AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL NOT BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

                  1. ANY TRANSFEREE OF THIS CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY 2004 WILL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR
         SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING THIS CERTIFICATE WITH "PLAN ASSETS" OF ANY SUCH PLAN (A "PLAN INVESTOR") OR (B) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, 90-1, 91-38, 95-60 OR 96-23; AND

                  2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE (I) THAT IS NOT A PLAN INVESTOR OR (II) WHOSE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 84-14, 90-1, 91-38, 95-60 OR 96-23 SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS BENEFICIAL HOLDER THEREOF RETROACTIVE TO THE DATE OF TRANSFER OF THIS CERTIFICATE BY SUCH PRECEDING TRANSFEREE. THE TRUSTEE SHALL BE UNDER NO

         LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED BENEFICIAL HOLDER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.01(h) OF THE POOLING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, THE TRUST AND THE UNDERWRITER FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Series 2001-AR1          Portion of the Class II-A-1 Principal Balance as of
                         the Cut-Off Date Evidenced by this Certificate:
                         $74,000,000.00

Class II-A-1 Certificate Interest Rate: Variable

Cut-Off Date: August 1, 2001

First Distribution Date: September 25, 2001

Last Scheduled Distribution Date: September 25, 2031

Class II-A-1 Principal Balance
as of the Cut-Off Date:  $74,000,000.00




                                   Cede & Co.
                                Registered Owner

                                                               Exhibit A
                                                               CUSIP 929227 BE 5

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class II-A-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is August 23, 2001.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NO TRANSFER OF THIS CLASS II-A-2 CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY 2004 WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(h) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

NOTWITHSTANDING THE FOREGOING PARAGRAPH, WITH RESPECT TO THE TRANSFER OF THIS CLASS II-A-2 CERTIFICATE TO DTC OR ANY OTHER CLEARING AGENCY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY DTC OR ANY OTHER CLEARING AGENCY, (I) AN OFFICER'S CERTIFICATE (AND, IF APPLICABLE, A BENEFIT PLAN OPINION), AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL NOT BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

                  1. ANY TRANSFEREE OF THIS CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY 2004 WILL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR
         SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING THIS CERTIFICATE WITH "PLAN ASSETS" OF ANY SUCH PLAN (A "PLAN INVESTOR") OR (B) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, 90-1, 91-38, 95-60 OR 96-23; AND

                  2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE (I) THAT IS NOT A PLAN INVESTOR OR (II) WHOSE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 84-14, 90-1, 91-38, 95-60 OR 96-23 SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS BENEFICIAL HOLDER THEREOF RETROACTIVE TO THE DATE OF TRANSFER OF THIS CERTIFICATE BY SUCH PRECEDING TRANSFEREE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED BENEFICIAL HOLDER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.01(h) OF THE POOLING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, THE TRUST AND THE UNDERWRITER FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Series 2001-AR1          Portion of the Class II-A-2 Principal Balance as of
                         the Cut-Off Date Evidenced by this Certificate:
                         $53,635,000.00

Class II-A-2 Certificate Interest Rate: Variable

Cut-Off Date: August 1, 2001

First Distribution Date: September 25, 2001

Last Scheduled Distribution Date: September 25, 2031

Class II-A-2 Principal Balance
as of the Cut-Off Date:  $53,635,000.00




                                   Cede & Co.
                                Registered Owner

                                                               Exhibit A
                                                               CUSIP 929227 BF 2

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class II-A-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is August 23, 2001.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NO TRANSFER OF THIS CLASS II-A-3 CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY 2004 WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(h) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

NOTWITHSTANDING THE FOREGOING PARAGRAPH, WITH RESPECT TO THE TRANSFER OF THIS CLASS II-A-3 CERTIFICATE TO DTC OR ANY OTHER CLEARING AGENCY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY DTC OR ANY OTHER CLEARING AGENCY, (I) AN OFFICER'S CERTIFICATE (AND, IF APPLICABLE, A BENEFIT PLAN OPINION), AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL NOT BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

                  1. ANY TRANSFEREE OF THIS CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN MAY 2004 WILL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR
         SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING THIS CERTIFICATE WITH "PLAN ASSETS" OF ANY SUCH PLAN (A "PLAN INVESTOR") OR (B) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, 90-1, 91-38, 95-60 OR 96-23; AND

                  2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE (I) THAT IS NOT A PLAN INVESTOR OR (II) WHOSE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 84-14, 90-1, 91-38, 95-60 OR 96-23 SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS BENEFICIAL HOLDER THEREOF RETROACTIVE TO THE DATE OF TRANSFER OF THIS CERTIFICATE BY SUCH PRECEDING TRANSFEREE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED BENEFICIAL HOLDER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.01(h) OF THE POOLING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, THE TRUST AND THE UNDERWRITER FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Series 2001-AR1          Portion of the Class II-A-3 Principal Balance as of
                         the Cut-Off Date Evidenced by this Certificate:
                         $51,250,000.00

Class II-A-3 Certificate Interest Rate: Variable

Cut-Off Date: August 1, 2001

First Distribution Date: September 25, 2001

Last Scheduled Distribution Date: September 25, 2031

Class II-A-3 Principal Balance
as of the Cut-Off Date:  $51,250,000.00




                                   Cede & Co.
                                Registered Owner

                                                               Exhibit A
                                                               CUSIP 929227 BG 0

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date of this Certificate is August 23, 2001.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NO TRANSFER OF THIS CLASS B-1 CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(g) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

NOTWITHSTANDING THE FOREGOING PARAGRAPH, WITH RESPECT TO THE TRANSFER OF THIS CLASS B-1 CERTIFICATE TO DTC OR ANY OTHER CLEARING AGENCY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY DTC OR ANY OTHER CLEARING AGENCY, (I) AN OFFICER'S CERTIFICATE (AND, IF APPLICABLE, A BENEFIT PLAN OPINION), AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL NOT BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

                  1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING THIS CERTIFICATE WITH "PLAN ASSETS" OF ANY SUCH PLAN (A "PLAN INVESTOR"), (B) SUCH TRANSFEREE IS AN INSURANCE COMPANY, THE SOURCE OF FUNDS TO BE USED BY IT TO ACQUIRE OR HOLD THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND THE CONDITIONS IN SECTION I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY") OR (C) THIS CERTIFICATE WAS RATED "BBB-" OR BETTER (OR ITS EQUIVALENT) BY AT LEAST ONE OF THE RATING AGENCIES AT THE TIME OF SUCH TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE (OR INTEREST HEREIN); AND

                  2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,
         (II) IS A COMPLYING INSURANCE COMPANY OR (III) ACQUIRED THIS CERTIFICATE AT A TIME WHEN THIS CERTIFICATE WAS RATED "BBB-" OR BETTER (OR ITS EQUIVALENT) BY AT LEAST ONE OF THE RATING AGENCIES SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS

         BENEFICIAL HOLDER THEREOF RETROACTIVE TO THE DATE OF TRANSFER OF THIS CERTIFICATE BY SUCH PRECEDING TRANSFEREE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED BENEFICIAL HOLDER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.01(g) OF THE POOLING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, THE TRUST AND THE UNDERWRITER FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

The Class B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2001-AR1     Portion of the Class B-1 Principal Balance as of the Cut-
                    Off Date Evidenced by this Certificate: $10,005,000.00

Class B-1 Certificate Interest Rate: Variable

Cut-Off Date:  August 1, 2001

First Distribution Date:   September 25, 2001

Last Scheduled Distribution Date: September 25, 2031

Class B-1 Principal Balance
as of the Cut-Off Date:   $10,005,000.00


                                   Cede & Co.
                                Registered Owner

                                                               Exhibit A
                                                               CUSIP 929227 BH 8

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date of this Certificate is August 23, 2001.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NO TRANSFER OF THIS CLASS B-2 CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(g) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

NOTWITHSTANDING THE FOREGOING PARAGRAPH, WITH RESPECT TO THE TRANSFER OF THIS CLASS B-2 CERTIFICATE TO DTC OR ANY OTHER CLEARING AGENCY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY DTC OR ANY OTHER CLEARING AGENCY, (I) AN OFFICER'S CERTIFICATE (AND, IF APPLICABLE, A BENEFIT PLAN OPINION), AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL NOT BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

                  1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING THIS CERTIFICATE WITH "PLAN ASSETS" OF ANY SUCH PLAN (A "PLAN INVESTOR"), (B) SUCH TRANSFEREE IS AN INSURANCE COMPANY, THE SOURCE OF FUNDS TO BE USED BY IT TO ACQUIRE OR HOLD THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND THE CONDITIONS IN SECTION I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY") OR (C) THIS CERTIFICATE WAS RATED "BBB-" OR BETTER (OR ITS EQUIVALENT) BY AT LEAST ONE OF THE RATING AGENCIES AT THE TIME OF SUCH TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE (OR INTEREST HEREIN); AND

                  2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,
         (II) IS A COMPLYING INSURANCE COMPANY OR (III) ACQUIRED THIS CERTIFICATE AT A TIME WHEN THIS CERTIFICATE WAS RATED "BBB-" OR BETTER (OR ITS EQUIVALENT) BY AT LEAST ONE OF THE RATING AGENCIES SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS

         BENEFICIAL HOLDER THEREOF RETROACTIVE TO THE DATE OF TRANSFER OF THIS CERTIFICATE BY SUCH PRECEDING TRANSFEREE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED BENEFICIAL HOLDER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.01(g) OF THE POOLING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, THE TRUST AND THE UNDERWRITER FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

The Class B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2001-AR1     Portion of the Class B-2 Principal Balance as of the Cut-
                    Off Date Evidenced by this Certificate: $6,670,000.00

Class B-2 Certificate Interest Rate: Variable

Cut-Off Date: August 1, 2001

First Distribution Date: September 25, 2001

Last Scheduled Distribution Date: September 25, 2031

Class B-2 Principal Balance
as of the Cut-Off Date: $6,670,000.00


                                   Cede & Co.
                                Registered Owner

                                                               Exhibit A
                                                               CUSIP 929227 BJ 4

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date of this Certificate is August 23, 2001.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NO TRANSFER OF THIS CLASS B-3 CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(g) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

NOTWITHSTANDING THE FOREGOING PARAGRAPH, WITH RESPECT TO THE TRANSFER OF THIS CLASS B-3 CERTIFICATE TO DTC OR ANY OTHER CLEARING AGENCY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY DTC OR ANY OTHER CLEARING AGENCY, (I) AN OFFICER'S CERTIFICATE (AND, IF APPLICABLE, A BENEFIT PLAN OPINION), AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL NOT BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

                  1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING THIS CERTIFICATE WITH "PLAN ASSETS" OF ANY SUCH PLAN (A "PLAN INVESTOR"), (B) SUCH TRANSFEREE IS AN INSURANCE COMPANY, THE SOURCE OF FUNDS TO BE USED BY IT TO ACQUIRE OR HOLD THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND THE CONDITIONS IN SECTION I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY") OR (C) THIS CERTIFICATE WAS RATED "BBB-" OR BETTER (OR ITS EQUIVALENT) BY AT LEAST ONE OF THE RATING AGENCIES AT THE TIME OF SUCH TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE (OR INTEREST HEREIN); AND

                  2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,
         (II) IS A COMPLYING INSURANCE COMPANY OR (III) ACQUIRED THIS CERTIFICATE AT A TIME WHEN THIS CERTIFICATE WAS RATED "BBB-" OR BETTER (OR ITS EQUIVALENT) BY AT LEAST ONE OF THE RATING AGENCIES SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS

         BENEFICIAL HOLDER THEREOF RETROACTIVE TO THE DATE OF TRANSFER OF THIS CERTIFICATE BY SUCH PRECEDING TRANSFEREE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED BENEFICIAL HOLDER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.01(g) OF THE POOLING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, THE TRUST AND THE UNDERWRITER FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

The Class B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2001-AR1     Portion of the Class B-3 Principal Balance as of the Cut-
                    Off Date Evidenced by this Certificate: $4,075,000.00

Class B-3 Certificate Interest Rate: Variable

Cut-Off Date: August 1, 2001

First Distribution Date: September 25, 2001

Last Scheduled Distribution Date: September 25, 2031

Class B-3 Principal Balance
as of the Cut-Off Date: $4,075,000.00


                                   Cede & Co.
                                Registered Owner

                                                               Exhibit A
                                                               CUSIP 929227 BK 1

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-4

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date of this Certificate is August 23, 2001.

     NO TRANSFER OF THIS CLASS B-4 CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(d) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2001-AR1     Portion of the Class B-4 Principal Balance as of the Cut-
                    Off Date Evidenced by this Certificate:
                    $_______________

Class B-4 Certificate Interest Rate: Variable

Cut-Off Date: August 1, 2001

First Distribution Date: September 25, 2001

Last Scheduled Distribution Date: September 25, 2031

Class B-4 Principal Balance
as of the Cut-Off Date: $1,852,000.00

                              ---------------------
                                Registered Owner
                            Certificate No. _________

                                                               Exhibit A
                                                               CUSIP 929227 BL 9

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-5

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date of this Certificate is August 23, 2001.

     NO TRANSFER OF THIS CLASS B-5 CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(d) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2001-AR1     Portion of the Class B-5 Principal Balance as of the Cut-
                    Off Date Evidenced by this Certificate:
                    $505,000.00

Class B-5 Certificate Interest Rate: Variable

Cut-Off Date: August 1, 2001

First Distribution Date: September 25, 2001

Last Scheduled Distribution Date: September 25, 2031

Class B-5 Principal Balance
as of the Cut-Off Date: $1,111,000.00

                              ---------------------
                                Registered Owner

                                                               Exhibit A
                                                               CUSIP 929227 BM 7

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-6

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date of this Certificate is August 23, 2001.

     NO TRANSFER OF THIS CLASS B-6 CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(d) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2001-AR1     Portion of the Class B-6 Principal Balance as of the Cut-
                    Off Date Evidenced by this Certificate:
                    $505,517.37

Class B-6 Certificate Interest Rate: Variable

Cut-Off Date: August 1, 2001

First Distribution Date: September 25, 2001

Last Scheduled Distribution Date: September 25, 2031

Class B-6 Principal Balance
as of the Cut-Off Date: $2,228,806.39

                              ---------------------
                                Registered Owner

                                                               Exhibit B
                                                               CUSIP 929227 BN 5

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class R

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


IN THE CASE OF ANY CLASS R CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(d) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF A CLASS R CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE
CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.


Solely for U.S. federal income tax purposes, this Certificate represents "residual interests" in "real estate mortgage investment conduits," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 2001-AR1     Percentage Interest evidenced by this Class R Certificate in the distributions to be made with respect to the Class R
                    Certificates:    %

Class R Certificate Interest Rate: 4.949%. Additionally the Class R Certificates are entitled to Excess Liquidation Proceeds and the Residual Distribution Amount as defined in the Pooling
Agreement.

Cut-Off Date: August 1, 2001

First Distribution Date: September 25, 2001

Last Scheduled Distribution Date: September 25, 2031

Class R Principal Balance as of the Cut-Off Date: $100.00

                               ------------------
                                Registered Owner
                            Certificate No. _________



                                      B-1

         This Certificate does not represent an obligation of or interest in Washington Mutual Mortgage Securities Corp. or any of its affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

         This certifies that the above-named Registered Owner is the registered owner of certain interests in (i) a trust fund (the "REMIC I Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by Washington Mutual Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below, (ii) a trust fund (the "REMIC II Trust Fund") whose assets consist of interests in the REMIC I Trust Fund and (iii) a trust fund (the "REMIC III Trust Fund") whose assets consist of interests in the REMIC II Trust Fund. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and State Street Bank and Trust Company, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portions (if any) then distributable on the Certificates of this Class of (i) the REMIC I Available Distribution Amount for such Distribution Date, as specified in Section 4.01 of the Pooling Agreement, (ii) the REMIC II Available Distribution Amount for such Distribution Date, as specified in Section 4.04 of the Pooling Agreement, and (iii) the REMIC III Available Distribution Amount for such Distribution Date, as specified in
Section 4.05 of the Pooling Agreement.

         Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

         Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.



                                      B-2

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                       STATE STREET BANK AND TRUST COMPANY, as
                                       Trustee



                                       By:
                                          _____________________________________





                    (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

         This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

STATE STREET BANK AND TRUST COMPANY,
as Trustee



By:
    ________________________________________

Dated:
       _____________________________________






                                      B-3

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

         This Certificate is one of a duly authorized issue of Certificates designated as WaMu Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund.

         The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

         As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it.

         The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of the REMIC III Trust Fund. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portions of the REMIC I Available Distribution Amount, the REMIC II Available Distribution Amount and the REMIC III Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

         A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the





                                      B-4
owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Pooling Agreement and the trust funds created thereby shall terminate upon (i) the later of the maturity or other liquidation (including purchase by the Master Servicer) of the last Mortgage Loan remaining in the REMIC I Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company or the Master Servicer purchases any Mortgage Loan pursuant to the Pooling Agreement, the Pooling Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus unpaid accrued interest thereon at the applicable Pass-Through Rate to the last day of the month in which such purchase occurs. The Pooling Agreement permits, but does not require, the Master Servicer to purchase from the REMIC I Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Master Servicer's right to purchase being subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being less than the Clean-Up Call Percentage of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date.








                                      B-5

                                   ASSIGNMENT



         FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within WaMu Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints _______________________________________________________
________________________________________________________________________________
Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:
       _____________________       ____________________________________________
                                   Signature Guaranteed

                                   ____________________________________________
                                   NOTICE:  The signature to this assignment
                                            must correspond with the name as
                                            written upon the face of the within
                                            instrument in every particular,
                                            without alteration or enlargement or
                                            any change whatever. This
                                            Certificate does not represent an
                                            obligation of or an interest in
                                            Washington Mutual Mortgage
                                            Securities Corp. or any of its
                                            affiliates. Neither this Certificate
                                            nor the underlying Mortgage Loans
                                            are guaranteed by any agency or
                                            instrumentality of the United
                                            States.








                                      B-6

                                                                       Exhibit C

                                   [Reserved]

                                                                       Exhibit D

                             Mortgage Loan Schedule

                                                                       Exhibit E

                              SELLING AND SERVICING

                                    CONTRACT


This Selling and Servicing Contract (this "Agreement") is made and entered into by Washington Mutual Mortgage Securities Corp. and its successors and assigns ("Washington Mutual Mortgage") and the entity identified below and its successors and assigns (the "Company").

                                   WITNESSETH:

         WHEREAS, this Company wishes to sell first lien residential mortgage loans to, and service first lien residential mortgage loans on behalf of, Washington Mutual Mortgage; and

         WHEREAS, the Company has submitted a Seller Application to Washington Mutual Mortgage and has been approved by Washington Mutual Mortgage for participation in the Washington Mutual Mortgage Purchase Programs; and

         WHEREAS, the Company has received and reviewed the Washington Mutual Mortgage Purchase Programs Seller Guide (the "Seller Guide"), as well as the Washington Mutual Mortgage Servicing Guide (the "Servicing Guide" and, together with the Seller Guide, the "Guides"), and understands each and every provision thereof;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, Washington Mutual Mortgage and the Company hereby agree as follows:

         1. Guides. The Guides, which set forth the terms and conditions under which Washington Mutual Mortgage may elect to purchase mortgage loans from the Company, and the Company shall service mortgage loans on behalf of Washington Mutual Mortgage, are a supplement to this Agreement and such Guides, as may be amended or supplemented from time to time by Washington Mutual Mortgage, are incorporated into this Agreement in full by reference and made a part hereof as fully as if set forth at length herein. All capitalized terms used and not defined herein have the meanings ascribed to them in the Guides.

         2. Company's Duties. The Company shall diligently perform all duties incident to the origination, sale and servicing of the mortgage loans subject to this Agreement. In the performance of its servicing duties, the Company shall exercise the same degree of care it exercises when servicing mortgage loans for its own account, but in no event shall the Company exercise less care than a reasonable prudent servicer would exercise under similar circumstances. In addition, the Company shall comply with all of the provisions of the Guides and with all other requirements and instructions of Washington Mutual Mortgage. The Company shall perform such duties at its sole expense, except as otherwise expressly provided in the Guides.

         3. Representations, Warranties and Covenants of the Company; Remedies of Washington Mutual Mortgage. With respect to each mortgage loan sold by the Company to Washington Mutual Mortgage pursuant to the terms of this Agreement, the Company shall make all of the representations, warranties and covenants set forth in the Guide and, in the event of the breach of any of such representations, warranties and covenants, Washington Mutual Mortgage shall have all of the remedies available at law or in equity, as well as all of the remedies set forth in the Guide, including, but not limited to, repurchase and indemnification. The representations and warranties made by the Company with respect to any mortgage loan subject to this Agreement, as well as the remedies available to Washington Mutual Mortgage upon the breach thereof, shall survive: (a) any investigation regarding the mortgage loan conducted by Washington Mutual Mortgage, its assignees or designees, (b) the liquidation of the mortgage loan, (c) the purchase of the mortgage loan by Washington Mutual Mortgage, its assignee or designee, (d) the repurchase of the mortgage loan by the Company and (e) the termination of this Agreement.

         4. Compensation. The Company shall be compensated for its services hereunder as specified in the Guides.

         5. No Assignment. This Agreement may not be assigned by the Company without the prior written consent of Washington Mutual Mortgage. The Company hereby consents to the assignment by Washington Mutual Mortgage of all or any part of its rights and obligations under this Agreement to any affiliate designated by Washington Mutual Mortgage. Any other transfer by Washington Mutual Mortgage will be allowed and be effective upon written notice by Washington Mutual Mortgage to the Company.

         6. Prior Agreements. This Agreement supersedes any prior agreements and understandings between Washington Mutual Mortgage and the Company governing the subject matter hereof; provided, however, the Company shall not be released from any responsibility or liability that may have arisen under such agreements and understanding.

         7. Effective Date of Agreement. This Agreement is not effective until it is executed and accepted by Washington Mutual Mortgage at its home office in Illinois.

         8. Notices. All notices, requests, demands or other communications that are to be given under this Agreement shall be in writing, addressed to the appropriate parties, and shall be sent by certified mail, return receipt requested, postage prepaid, if to the Company, at the address below and, if to Washington Mutual Mortgage, to the appropriate address or facsimile number specified in the Guides. Any such notice, request, demand or other communication shall be deemed effective upon receipt.

         9. Independent Contractor. At no time shall the Company represent that it is acting as an agent, partner or joint venturer of Washington Mutual Mortgage. The Company shall at all times act as an independent contracting party.

         10. Amendment. This Agreement may not be amended or modified orally, and no provision of this Agreement may be waived or amended, except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Agreement. However, by their terms the Guides may be amended or supplemented by Washington Mutual Mortgage from time to time. Any such amendment(s) to the Guides shall be in writing and be binding upon the parties hereto on and after the effective date specified therein.

         11. Miscellaneous. This Agreement, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Agreement. All section headings contained herein are for convenience only and shall not be construed as part of this Agreement. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and to this end, the provisions hereof are severable. This Agreement shall be governed by, and construed and enforced in accordance with, applicable federal laws and laws of the State of Illinois, without reference to conflict of laws principles. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which shall constitute the same Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement by proper officials duly authorized on the dates hereinafter set forth. This Agreement shall take effect as of the date of its execution in original or facsimile signature by a duly authorized officer of Washington Mutual Mortgage.


---------------------------------------      -----------------------------------
Name of the Company                          Company I.D. Number

---------------------------------------      -----------------------------------
Type of organization                         Organized under laws of

--------------------------------------------------------------------------------
Principal place of business:  street address, city, state, zip code

--------------------------------------------------------------------------------
Typed name and title of the Company's authorized officer

-------------------------------------------------      -------------------------
Signature of the Company's authorized officer          Date


Agreed to and accepted by Washington Mutual Mortgage Securities Corp.

--------------------------------------------------------------------------------
Typed name and title of authorized representative

--------------------------------------------------     -----------------------
Signature of authorized representative                 Date

                                                                       Exhibit F


                       FORM OF TRANSFEROR CERTIFICATE FOR
                         JUNIOR SUBORDINATE CERTIFICATES


                                     [Date]

State Street Bank and Trust Company, as Trustee
225 Franklin Street
Boston, MA 02110
Attn:  Corporate Trust Department, Washington Mutual 2001-AR1


         Re: Purchase of Washington Mutual Mortgage Securities Corp. WaMu Mortgage Pass-Through Certificates
               Series 2001-AR1, Class [   ] (the "Certificates")

Ladies and Gentlemen:

         In connection with our disposition of the above Certificates we certify that (a) we understand the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act") and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, and
(b) we have not offered or sold any certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act.


                                               Very truly yours,

                                               [Name of Transferor]


                                               By:
                                                  ------------------------------
                                                         Authorized Officer

                                                                       Exhibit G

                       FORM OF TRANSFEREE'S AGREEMENT FOR
                         JUNIOR SUBORDINATE CERTIFICATES

                                     [Date]

State Street Bank and Trust Company, as Trustee
225 Franklin Street
Boston, MA 02110
Attn:  Corporate Trust Department, Washington Mutual 2001-AR1

Washington Mutual Mortgage Securities Corp.
75 N. Fairway Drive
Vernon Hills, Illinois  60061


         The undersigned (the "Purchaser") proposes to purchase Class [ ] Certificates evidencing an undivided interest in Washington Mutual Mortgage Securities Corp. WaMu Mortgage Pass-Through Certificates, Series 2001-AR1 (the "Purchased Certificates") in the principal amount of $______________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

         Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of August 1, 2001 (the "Pooling Agreement"), by and between Washington Mutual Mortgage Securities Corp. ("Washington Mutual") and State Street Bank and Trust Company, as trustee (the "Trustee"), of the Washington Mutual Mortgage Securities Corp. WaMu Mortgage Pass-Through Certificates, Series 2001-AR1.

         Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to Washington Mutual and the Trustee that:

         (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Purchased Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement;

         (b) The Purchaser is acquiring the Purchased Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part;

         (c) The Purchaser is an "accredited investor" as such term is defined in paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Section 501 of
Regulation D under the Securities Act of 1933, as amended (the "Act"), has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

         (d) The Purchaser is not affiliated with the Trustee;

         (e) The Purchaser confirms that Washington Mutual has made available to the Purchaser the opportunity to ask questions of, and receive answers from Washington Mutual concerning the trust funds created pursuant to the Pooling Agreement (the "Trust Funds"), the purchase by the Purchaser of the Purchased Certificates and all matters relating thereto that Washington Mutual possesses or can acquire without unreasonable effort or expense; and

         (f) If applicable, the Purchaser has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 13a issued April 23, 1998, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

         Section 3.Transfer of Purchased Certificates.

         (a) The Purchaser understands that the Purchased Certificates have not been registered under the Act, or any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Act and under applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither Washington Mutual nor the Trust Funds are under any obligation to register the Purchased Certificates or make an exemption available. In the event that such a transfer is to be made within two years from the Closing Date without registration under the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee each certify to Washington Mutual and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) the Trustee or Washington Mutual may require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or Washington Mutual. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and Washington Mutual against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         (b) No transfer of a Purchased Certificate shall be made unless the transferee provides Washington Mutual and the Trustee with (i) a Transferee's Agreement, substantially in the form of this Agreement, (ii) an affidavit substantially in the form of Exhibit N to the Pooling Agreement and (iii) if so indicated in such affidavit, a Benefit Plan Opinion (as defined in Section 1.01 of the Pooling Agreement).

         (c) The Purchaser acknowledges that its Purchased Certificates bear a legend setting forth the applicable restrictions on transfer.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                             [Purchaser]


                                             By:
                                                 -------------------------------
                                                 Its:

                                                                       Exhibit H

                   FORM OF ADDITIONAL MATTER INCORPORATED INTO
          THE FORM OF THE CERTIFICATES (OTHER THAN THE R CERTIFICATES)

         This Certificate does not represent an obligation of or interest in Washington Mutual Mortgage Securities Corp. or any of its affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

         This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "REMIC III Trust Fund") whose assets consist of interests in a trust fund (the "REMIC II Trust Fund") whose assets consist of interests in a trust fund (the "REMIC I Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by Washington Mutual Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and State Street Bank and Trust Company, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the REMIC III Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.05 of the Pooling Agreement.

         Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

         Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         STATE STREET BANK AND TRUST COMPANY, as
                                         Trustee


                                         By:
                                             -----------------------------------


                    (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

         This is one of the Certificates referred to in the within-mentioned Pooling Agreement.


STATE STREET BANK AND TRUST COMPANY,
as Trustee


By:
    ----------------------------------------

Dated:
       -------------------------------------

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

         This Certificate is one of a duly authorized issue of Certificates designated as WaMu Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the REMIC III Trust Fund.

         The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

         As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it.

         The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of the REMIC III Trust Fund. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

         [to be used only in the case of the Junior Subordinate Certificates:] [No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and
(ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

         [to be used only in the case of the Class A Certificates:] [Pursuant to the Auction Administration Agreement and the Swap Agreement (each as defined in the Pooling Agreement), this Certificate will be transferred to a third-party investor on the applicable Auction Distribution Date (as defined in the Auction Administration Agreement), and in exchange therefor the Holder of this Certificate will receive, to the extent received pursuant to the Auction Administration Agreement and the Swap Agreement, the Par Price (as defined in the Auction Administration Agreement) for this Certificate.]

         The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the REMIC III Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

         A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Pooling Agreement and the trust funds created thereby shall terminate upon (i) the later of the maturity or other liquidation (including purchase by the Master Servicer) of the last Mortgage Loan remaining in the REMIC I Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company or the Master Servicer purchases any Mortgage Loan pursuant to the Pooling Agreement, the Pooling Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus unpaid accrued interest thereon at the applicable Pass-Through Rate to the last day of the month in which such purchase occurs. The Pooling Agreement permits, but does not require, the Master Servicer to purchase from the REMIC I Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Master Servicer's right to purchase being subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being less than the Clean-Up Call Percentage of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                   ASSIGNMENT


         FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within WaMu Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints
________________________________________________________________________________

Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------
                                    Signature Guaranteed

                                    --------------------------------------------
                                    NOTICE:  The signature to this assignment
                                             must correspond with the name as
                                             written upon the face of the within
                                             instrument in every particular,
                                             without alteration or enlargement
                                             or any change whatever. This
                                             Certificate does not represent an
                                             obligation of or an interest in
                                             Washington Mutual Mortgage
                                             Securities Corp. or any of its
                                             affiliates. Neither this
                                             Certificate nor the underlying
                                             Mortgage Loans are guaranteed by
                                             any agency or instrumentality of
                                             the United States.

                                                                       Exhibit I

                             TRANSFEROR CERTIFICATE

                                     [Date]

State Street Bank and Trust Company, as Trustee
225 Franklin Street
Boston, MA 02110
Attn:  Corporate Trust Department, Washington Mutual 2001-AR1

         Re: Washington Mutual Mortgage Securities Corp. WaMu Mortgage Pass-Through Certificates, Series 2001-AR1, Class R

Ladies and Gentlemen:

         This letter is delivered to you in connection with the sale from ____________________ (the "Seller") to ________________________(the "Purchaser")
of $____________________ initial Certificate Principal Balance of WaMu Mortgage Pass-Through Certificates, Series 2001-AR1, Class R (the "Certificate"), pursuant to Section 5.01 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of August 1, 2001 among Washington Mutual Mortgage Securities Corp., as depositor and master servicer (the "Company") and State Street Bank and Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

         2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transferee affidavit and agreement in the form attached to the Pooling Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

         3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

         4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

         5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

         6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.


                                     Very truly yours,

                                     [Seller]

                                     By:
                                         ---------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                                                       Exhibit J


                       TRANSFEREE AFFIDAVIT AND AGREEMENT


STATE OF           )
                   ) ss:
COUNTY OF          )



         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class R Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ____________] [the United States], on behalf of which he makes this affidavit and agreement.

         2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity), or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middle-man) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. That the Owner is aware that the Trustee will not register the Transfer of the Class R Certificates unless the transferee, or the transferees' agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.01 of the Pooling Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.01(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of
Section 5.01). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         8. The Owner's Taxpayer Identification Number is _____________________.

         9. That no purpose of the Owner relating to the purchase of the Class R Certificates by the Owner is or will be to enable the transferor to impede the assessment or collection of tax.

         10. That the Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates. That the Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Class R Certificates to permit the transferor to assess the financial capability of the Owner to pay such taxes.

         11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Class R Certificates remain outstanding.

         12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

         13. That no purpose of the Owner relating to any sale of the Class R Certificates by the Owner will be to impede the assessment or collection of tax.

         14. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         15. The Owner hereby agrees to cooperate with the Company and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the REMIC I Trust Fund, the REMIC II Trust Fund and the REMIC III Trust Fund (the "Trust Funds").

         16. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Funds or result in the imposition of tax on the Trust Funds unless counsel for, or acceptable to, the Company has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

         17. The Owner as transferee of the Class R Certificates has represented to their transferor that, if the Class R Certificates constitute a noneconomic residual interest, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class R Certificates as they become due.

         18. That the Owner satisfies the condition in the paragraph marked below [mark one paragraph only]:

         ___ The Owner is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of, or purchasing the Class R Certificates with "plan assets" of, any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. Section 2510.3-101.

         ___ The Owner has delivered a Benefit Plan Opinion (as defined in
    Section 1.01 of the Pooling Agreement under which the Class R Certificates were issued).

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ________day of , 20 __ .

                                                [Name of Owner]

                                                By:
                                                   -----------------------------
                                                         [Name of Officer]
                                                        [Title of Officer]

[Corporate Seal]

ATTEST:


[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and

Acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ___ day of __________________, 20__.


                                             NOTARY PUBLIC

                                             COUNTY OF
                                             STATE OF
                                             My Commission expires the     day
                                             of                , 20
                                                --------------     ----

                                                                       Exhibit K

                                   [Reserved]

                                                                       Exhibit L

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:

                           --------------------------

                           --------------------------

                           --------------------------

                           --------------------------


         The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

         1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in Section 1.01 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 2001 between Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee) pursuant to
Section 5.01(f) of the Agreement, as follows:

                  a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has received and reviewed the Private Placement Memorandum dated as of August 23, 2001 relating to the Rule 144A Securities and has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Company or the Master Servicer.

                  d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has (1) completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, or (2) obtained the waiver of the Company with respect to Annex 1 and Annex 2 pursuant to Section 5.01(f) of the Agreement. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  f. The Buyer is not affiliated with (i) the Trustee or (ii) any Rating Agency that rated the Rule 144A Securities.

                  g. If applicable, the Buyer has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 13a issued April 23, 1998, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

         3. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

-------------------------------------        -----------------------------------
       Print Name of Seller                          Print Name of Buyer

By:                                          By:
    ---------------------------------            -------------------------------
    Name:                                        Name:
    Title:                                       Title:

Taxpayer Identification:                         Taxpayer Identification:
                         -------------------                              -------------------
No.:                                             No.:
     ---------------------------------------          ---------------------------------------
Date:                                            Date:
    --------------------------------------            ---------------------------------------

                                                            Annex 1 to Exhibit L

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]



         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ (the Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless the Buyer is a dealer, and, in that case, the Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
         (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

         ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

         ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                                     L-1-1

         ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is subject to the fiduciary responsibility provisions of ERISA.

         ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers ------------------- Act of 1940.

         ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                     L-1-2

                            Will the Buyer be purchasing the Rule 144A
   ---------   --------
      Yes         No              Securities only for the Buyer's own account?


         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                          --------------------------------------
                                                    Print Name of Buyer


                                          By:
                                              ----------------------------------
                                               Name:
                                               Title:

                                          Date:
                                               ---------------------------------

                                     L-1-3

                                                            ANNEX 2 TO EXHIBIT L

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]



         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

         ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
         144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A

                                     L-2-1

Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                          --------------------------------------
                                                    Print Name of Buyer


                                          By:
                                              ----------------------------------
                                               Name:
                                               Title:

                                          Date:
                                               ---------------------------------


                                          IF AN ADVISER:

                                          --------------------------------------
                                                    Print Name of Buyer


                                          By:
                                              ----------------------------------
                                               Name:
                                               Title:

                                          Date:
                                               ---------------------------------


(SEAL)


                                     L-2-2

                                                                       Exhibit M



                                     [Date]

[Company]

                  Re: Pooling and Servicing Agreement dated as of August 1, 2001 by and between Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, and State Street Bank and Trust Company, as Trustee, relating to Washington Mutual Mortgage Securities Corp. WaMu Mortgage Pass-Through Certificates, Series 2001-AR1

Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as [Trustee] [Initial Custodian], hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to Section 2.01 of the Pooling and Servicing Agreement and has determined that (i) all documents required (in the case of instruments described in clauses (X)(iv) and (Y)(x) of the definition of "Mortgage File," known by it to be required) pursuant to the definition of "Mortgage File" and Section 2.01 of the Pooling and Servicing Agreement to have been executed and received as of the date hereof are in its possession and (ii) all such documents have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. The [Trustee] [Initial Custodian] has made no independent examination of such documents beyond the review specifically required in the above referenced Pooling and Servicing Agreement and has relied upon the purported genuineness and due execution of any such documents and upon the purported genuineness of any signature thereon. The [Trustee] [Initial Custodian] makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                        ----------------------------------------
                                        as [Trustee] [Initial Custodian]


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT N

                             BENEFIT PLAN AFFIDAVIT

State Street Bank and Trust Company, as Trustee (the "Trustee")
225 Franklin Street
Boston, MA 02110
Attn: Corporate Trust Department, Washington Mutual 2001-AR1

Washington Mutual Mortgage Securities Corp. ("Washington Mutual")
75 North Fairway Drive
Vernon Hills, IL  60061

RE:      WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
         WaMu MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-AR1
         (THE "TRUST") CLASS [B-4][B-5][B-6] CERTIFICATES
         (THE "PURCHASED CERTIFICATES")

         Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

               1. That I am the _______________ of __________________ (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

               2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust Funds.

               3. That the Purchaser satisfies the condition in the paragraph marked below [mark one paragraph only]:

         ___ The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of, or purchasing any of the Purchased Certificates with "plan assets" of, any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. Section 2510.3-101.

         ___ The Purchaser is an insurance company, the source of funds to be used by it to acquire or hold the Purchased Certificate is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions in Sections I and III of PTCE 95-60 have been satisfied.

         ___ The Purchaser has delivered to Washington Mutual and the Trustee a Benefit Plan Opinion (as defined in Section 1.01 of the Pooling and Servicing Agreement, dated as of August 1, 2001, by and between Washington Mutual and the Trustee, and relating to the Washington Mutual Mortgage Securities Corp. WaMu Mortgage Pass-Through Certificates, Series 2001-AR1).

                  IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 20__.

[Purchaser]

By:
    ----------------------------------------
      Its:

Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

            SUBSCRIBED and SWORN to before me this day of ____________,  20__.

         Notary Public

                                                                       Exhibit O

                             BENEFIT PLAN AFFIDAVIT

State Street Bank and Trust Company, as Trustee (the "Trustee")
225 Franklin Street
Boston, MA 02110
Attn: Corporate Trust Department, Washington Mutual 2001-AR1

Washington Mutual Mortgage Securities Corp. ("Washington Mutual")
75 North Fairway Drive
Vernon Hills, IL  60061

RE:      WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
         WaMu MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-AR1
         (THE "TRUST") CLASS [B-1] [B-2] [B-3] CERTIFICATES
         (THE "PURCHASED CERTIFICATES")

         Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

               1. That I am the _______________ of __________________ (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

               2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust.

               3. That the Purchaser satisfies the condition in the paragraph marked below [mark one paragraph only]:

                  ___ The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
         Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any such Plan) acting, directly or indirectly, on behalf of or purchasing the Purchased Certificate with "plan assets" of, any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. Section 2510.3-101.

                  ___ The Purchaser is an insurance company, the source of funds to be used by it to acquire or hold the Purchased Certificate is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions in Sections I and III of PTCE 95-60 have been satisfied.

                  ___ The Purchased Certificate was rated "BBB-" or better (or its equivalent) by at least one of the Rating Agencies (as defined in
         Section 1.01 of the Pooling and Servicing Agreement (the "the Pooling and Servicing Agreement"), dated as of August 1, 2001, by and between Washington Mutual and the Trustee, and relating to the Washington Mutual Mortgage Securities Corp. WaMu Mortgage Pass-Through Certificates, Series 2001-AR1) at the time of Purchaser's acquisition of the Purchased Certificate (or interest therein).

                  ___ The Purchaser has delivered to Washington Mutual and the Trustee a Benefit Plan Opinion (as defined in Section 1.01 of the Pooling and Servicing Agreement).

                  IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 20__.

[Purchaser]

By:
    ----------------------------------------
    Its:

Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

             SUBSCRIBED and SWORN to before me this day of ____________, 20__.


                                             -----------------------------------

             Notary Public

                                                                       EXHIBIT P


                             BENEFIT PLAN AFFIDAVIT

State Street Bank and Trust Company, as Trustee (the "Trustee")
225 Franklin Street
Boston, MA 02110
Attn: Corporate Trust Department, Washington Mutual 2001-AR1

Washington Mutual Mortgage Securities Corp. ("Washington Mutual")
75 North Fairway Drive
Vernon Hills, IL  60061

RE:      WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
         WaMu MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-AR1
         (THE "TRUST") CLASS [I-A-1] [I-A-2] [I-A-3] [I-A-4] [II-A-1] [II-A-2]
         [II-A-3] CERTIFICATES (THE "PURCHASED CERTIFICATES")

         Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

               1. That I am the _______________ of __________________ (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

               2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust.

               3. That the Purchaser satisfies the condition in the paragraph marked below [mark one paragraph only]:

                  ___ The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
         Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any such Plan) acting, directly or indirectly, on behalf of or purchasing the Purchased Certificate with "plan assets" of, any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. Section 2510.3-101.

                  ___ The acquisition and holding of the Purchased Certificate are eligible for the exemptive relief available under DOL Prohibited Transaction Class Exemption 84-14, 91-38, 90-1, 95-60 or 96-23.

                  ___ The Purchaser has delivered to Washington Mutual and the Trustee a Benefit Plan Opinion (as defined in Section 1.01 of the Pooling and Servicing Agreement, dated as of August 1, 2001, by and between Washington Mutual and the Trustee, and relating to the Washington Mutual Mortgage Securities Corp. WaMu Mortgage Pass-Through Certificates, Series 2001-AR1).

                  IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 20__.

[Purchaser]

By:
   ----------------------------------------
   Its:

Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

              SUBSCRIBED and SWORN to before me this day of ____________, 20__.

                                      ------------------------------------------

              Notary Public

                                                                       Exhibit Q


         THIS AUCTION ADMINISTRATION AGREEMENT, dated as of August 23, 2001 (the "Agreement") is between GREENWICH CAPITAL DERIVATIVES, INC. ("GCD"), and STATE STREET BANK AND TRUST COMPANY, the Trustee (the "Trustee") under the Pooling and Servicing Agreement (as defined herein), acting solely as an auction administrator (the "Auction Administrator") and intermediary agent for the Holders of the Certificates (as defined herein) and not as Trustee or on behalf of the Trust (as defined in the Pooling and Servicing Agreement).

                               W I T N E S S E T H

         WHEREAS, Washington Mutual Mortgage Securities Corp. and the Trustee contemporaneously herewith are entering into the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2001, pursuant to which the WaMu Mortgage Pass-Through Certificates, Series 2001-AR1 will be issued;

         WHEREAS, the Auction Administrator and GCD contemporaneously herewith are entering into the Swap Agreement (as defined in the Pooling and Servicing Agreement);

         WHEREAS, the parties hereto desire to enter into this Agreement, pursuant to the Pooling and Servicing Agreement, to provide for the Auction Administrator to (i) conduct a mandatory auction (the "Group I Auction") of the Class I-A-1, Class I-A-2, Class I-A-3 and Class I-A-4 Certificates (the "Group I Certificates") five Business Days before the Distribution Date in May 2006 (the "Group I Auction Distribution Date"), (ii) conduct a mandatory auction (the "Group II Auction" and, together with the Group I Auction, the "Auctions") of the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates (the "Group II Certificates" and, together with the Group I Certificates, the "Certificates") five Business Days before the Distribution Date in May 2004 (the "Group II Auction Distribution Date") (each of the Group I Auction Distribution Date and the Group II Auction Distribution Date are referred to herein as an "Auction Distribution Date") and (iii) on each Auction Distribution Date, distribute to the related Certificateholders the proceeds of the related Auction together with the amounts, if any, due to the Auction Administrator pursuant to the Swap Agreement, in each case subject to a maximum payment of the Par Price;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1.  Defined Terms.

         For purposes of this Agreement, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

         SECTION 2.  Auction Procedures.

         (a) By 9:30 AM New York time on the fifth Business Day preceding each Auction Distribution Date, the Auction Administrator will deliver a notice (telephonically and by facsimile transmission) to Greenwich Capital Markets, Inc. ("GCM") (which form of notice is attached hereto as Exhibit A) and at least two other broker-dealers listed on Schedule A hereto or any successors or assignees thereto (together with GCM, the "Dealers") selected by GCM and request that they solicit bids from third-party investors, which may include Dealers (the "Bidders"). The Auction Administrator will contact the Dealers and request that they solicit bids from the Bidders, for the purchase of the Group I or Group II Certificates, as applicable, on the applicable Auction Distribution Date, and will request that the Bidders respond to the Dealers, who in turn will convey such bids to the Auction Administrator, by 11:00 AM New York time on the second Business Day prior to the related Auction Distribution Date (each a "Bid Date"). The Auction Administrator will instruct the Dealers to instruct the Bidders that (i) the bids must be submitted on an unconditional basis, (ii) the bids should be submitted as a percentage of par, (iii) the price to be paid in connection with a winning bid will include interest accrued (the "Accrued Interest") on the Certificate Principal Balance of the related Certificates after application of all principal to be distributed, and all Realized Losses to be allocated, on the related Auction Distribution Date from the first day of the month in which the related Auction Distribution Date occurs up to but excluding the related Auction Distribution Date at a rate equal to the Certificate Interest Rate for such Class of Certificates for the Distribution Date immediately following the related Auction Distribution Date, and (iv) the price to be paid in connection with a winning bid must be deposited into the Auction Proceeds Account not later than 12:00 noon New York time on the first Business Day preceding the related Auction Distribution Date (the "Deposit Date"). The Auction Administrator will request from each Bidder, through the Dealers, instructions for transfer on the Auction Distribution Date to the Bidder (or its designee) of the Certificates of each Class on which such Bidder is bidding in the event that such Bidder is the winning Bidder.

         (b) As soon as practicable after 11:00 AM New York time on each Bid Date, the Auction Administrator will determine the highest bid for each Certificate being auctioned, based on the bids received by the Auction Administrator from the Dealers by 11:00 AM New York time. If no bids for a Class of Certificates or for a portion of a Class of Certificates are received by 11:00 AM New York time on the Bid Date, the Auction Administrator will so advise the Dealers (including GCM) by telephone and facsimile transmission (in the form of notice attached hereto as Exhibit B) and will extend the deadline for receipt of bids for such Class of Certificates by two hours to 1:00 PM New York time; if no bids are received by 1:00 PM New York time for such Class of Certificates (or portion thereof), the auction price for such Certificates for purposes of the Swap Agreement will be deemed to be zero. If only one bid for a Class of Certificates (or portion thereof) being auctioned is received, then the auction price for such Certificates shall be the amount of such bid. In the event that on a Bid Date two or more bids of equal price ("Tie Bids") are determined to be the highest bids for an aggregate amount greater than the Class Principal Balance of a Class of Certificates, then the Bidders of the Tie Bids will each take a pro rata share in such Certificates (based on the aggregate Certificate Principal Balance for such Class of Certificates for which each such Bidder submitted a bid); provided, however, that such Certificates shall be issued in the minimum denomination, or multiples in excess thereof, authorized by the Pooling and Servicing Agreement.

         (c) In the event that both GCD and the guarantor of GCD's obligations under the Swap Agreement (the "Guarantor") default in their obligations under the Swap Agreement:

                  (i) and no bids for a Class of Certificates are received, then the Holders of such Certificates will retain such Certificates and their rights under the Swap Agreement; or

                  (ii) and bids are received for some, but not all, Certificates of a Class, then each Holder of such Class of Certificates shall be deemed to have sold a pro rata portion of its Certificates (based on the aggregate Certificate Principal Balance of such Class of Certificates held by each Holder and subject to the proviso in the last sentence of Section 2(b)) and shall retain the remaining Certificate Principal Balance, if any, of such Class of Certificates held by it and its rights under the Swap Agreement.

         In either such case described in (i) and (ii), the Auction Administrator shall have no further responsibility with respect to the auction of such Certificates.

         (d) By 3:00 PM New York time on each Bid Date, the Auction Administrator will notify the winning Bidder with respect to the related Certificates that (i) its bid was the highest bid and shall give it wiring instructions for payment of the purchase price for the related Certificates into the Auction Proceeds Account and (ii) unless such purchase price is received by 12:00 noon New York time on the Deposit Date, such Bidder's bid will be rejected and the bid of the next highest Bidder(s) shall be accepted.

         (e) By 3:30 PM New York time on each Bid Date, the Auction Administrator shall also notify GCD of the winning bid (or, if applicable, that no bids have been received) for each Certificate. To the extent that the winning bid for a Certificate (including Accrued Interest) is less than the sum of (i) the Certificate Principal Balance of such Certificate on the related Auction Distribution Date, after application of all principal to be distributed, and all Realized Losses to be allocated, to such Certificate on such Auction Distribution Date in accordance with the terms of the Pooling and Servicing Agreement and (ii) Accrued Interest for such Certificate (such sum, the "Par Price"), the Auction Administrator will notify GCD of the amount to be paid by GCD to the Auction Administrator under the Swap Agreement, which amount shall be paid by GCD to the Auction Administrator by 12:00 noon New York time on the Deposit Date. To the extent that the winning bid for a Certificate (including Accrued Interest) is greater than the Par Price for such Certificate, the Auction Administrator will notify GCD of the amount to be paid from auction proceeds by the Auction Administrator to GCD, or its designee, under the Swap Agreement.

         (f) If a winning Bidder for a Certificate fails to wire the purchase price for such Certificate so it is received by the Auction Administrator by 12:00 noon New York time on the Deposit Date, the Auction Administrator will notify such Bidder as soon as practicable after 12:00 noon New York time that its bid has been rejected and will notify the next highest Bidder(s) for such Certificate, with a copy to GCD, that its bid has been accepted and shall give it wiring instructions for payment of the purchase price for the related Certificate into the Auction Proceeds Account by 3:00 PM New York time on such Deposit Date. In such event, the Auction Administrator shall also notify GCD of the amount to be paid by or to GCD, as applicable, under the Swap Agreement in accordance with Section 2(e) hereof.

         (g) On each Auction Distribution Date, the Auction Administrator will
(i) (subject to the surrender of the Certificate by the Holder thereof to the Certificate Registrar pursuant to Section 5 hereof in the event that the Certificate is not then held in book-entry form) distribute to the Holder of each related Certificate an amount (to be withdrawn from the Auction Proceeds Account and, if necessary, the Swap Proceeds Account) equal to the sum of (A) the Auction Proceeds, subject to a maximum payment of the Par Price for such Certificate, and (B) the amount, if any, received from GCD under the Swap Agreement with respect to such Certificate, and (ii) pay (from funds in the Auction Proceeds Account) to GCD, or if Greenwich Capital Markets, Inc. has participated in the related Auction as a Bidder, to an unaffiliated designee of GCD, the amount, if any, to be paid to GCD or its designee under the Swap Agreement. Such amounts will be distributed to the Holders of the related Certificates as a payment for the sale of such Certificates in the same manner by which such Certificateholders would ordinarily receive payment in a sale of such Certificates. For purposes of this Agreement, "Auction Proceeds" shall mean the portion of the proceeds of the Auction of a Class allocable to a Certificate of such Class.

         (h) No Certificateholder or any party hereto will be responsible for the payment of any fees of, or costs incurred by, the Dealers in connection with the Auctions.

         SECTION 3.  Establishment of Accounts.

         (a) The Auction Administrator shall cause to be established and maintained two separate accounts for purposes of receiving and holding uninvested (i) any proceeds from the Auctions and (ii) the amounts, if any, received from GCD under the Swap Agreement (the "Auction Proceeds Account" and "Swap Proceeds Account," respectively).

         (b) To the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, the Swap Proceeds Account established hereunder shall be an "outside reserve fund" as defined in Treasury Regulation 1.860G-2(h), and in that regard (i) such fund shall be an outside reserve fund and not an asset of any REMIC, (ii) such fund shall be owned for federal tax purposes by GCD, and GCD shall report all amounts of income, deduction, gain or loss accruing therefrom, and (iii) amounts, if any, transferred by the REMIC to such fund shall be treated as distributed by the REMIC to GCD. The Auction Proceeds Account shall not be an asset of any REMIC.

         SECTION 4.  Notice of Auction.

         On the Distribution Date in the month prior to each Auction Distribution Date, the Auction Administrator shall give written notice by letter to the Holder of each Certificate that will be subject to the related Auction, with a copy to GCD, specifying (i) that such Certificate shall be auctioned in accordance with this Agreement on the related Auction Date and that the Par Price for such Certificate shall (upon the Auction Administrator's receipt thereof in accordance with Section 2 of this Agreement) be payable to such Holder, (ii) the related Auction Distribution Date, (iii) the method of calculating the Par Price payable to such Holder (in accordance with Section 2 of this Agreement) and (iv) in the event such Certificate is not then held in book-entry form, that such Certificate should be surrendered to the Certificate Registrar for registration of transfer to the winning Bidder.

         SECTION 5.  Transfer of Certificates.

         Not later than 3:00 PM New York time on the Deposit Date, the Auction Administrator shall (subject to its receipt of the purchase price for the Certificate from the applicable Bidder pursuant to Section 2(d) or 2(f) hereof, as applicable, or if no bid was received for the Certificate, the amount required to be paid by GCD under the Swap Agreement with respect to the Certificate) instruct the applicable Clearing Agency in writing, with a copy to GCD, to transfer the beneficial ownership interest in each Certificate subject to the Auction to the winning Bidder (or with respect to a Certificate for which no bid was received, to the GCM Designee). In the event such Certificate is not then held in book-entry form, the Holder of such Certificate shall surrender such Certificate to the Certificate Registrar for registration of transfer on the related Auction Distribution Date to the winning Bidder (or with respect to a Certificate for which no bid was received, to the GCM Designee). For purposes of this Section 5, the "GCM Designee" is an entity which (i) is exempt from Federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or the corresponding provision of any future United States internal revenue law and (ii) GCM has confirmed meets the requirements of clause (i) and has identified in a notice delivered to the Auction Administrator on the fifth Business Day preceding each Auction Distribution Date as the intended transferee of any Certificate for which no bid is received.

         SECTION 6.  Duties and Responsibilities of the Auction Administrator.

         (a) The Auction Administrator undertakes to perform its duties hereunder and only such duties as are expressly set forth herein (which are not fiduciary in nature), and no implied covenants or obligations shall be read into this Auction Agreement against the Auction Administrator.

         (b) In the absence of bad faith, gross negligence or willful misconduct on its part, the Auction Administrator whether acting directly or through agents or attorneys as provided in Section 7(d), shall not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties hereunder. The Auction Administrator shall not be liable for any error of judgment made in good faith unless the Auction Administrator shall have been grossly negligent in ascertaining or failing to ascertain the pertinent facts necessary to make such judgment. In no event shall the Auction Administrator be liable for indirect, punitive, special or consequential damage or loss.

         SECTION 7.  Rights of the Auction Administrator.

         (a) The Auction Administrator may rely upon conclusively, and shall be protected in acting or refraining from acting upon, any written instruction, notice, request, direction, consent, report, certificate, form or bond certificate or other instrument, paper or other document both (i) authorized hereby and (ii) reasonably believed by it to be genuine and to have been signed by the proper person. The Auction Administrator shall not be liable for acting, or refraining from acting in good faith upon any such communication authorized hereby (including, but not limited to, any communication made by telephone or other communication acceptable to the parties), which the Auction Administrator believes in good faith to have been given by the particular party or parties.

         (b) The Auction Administrator may consult with counsel of its choice (provided such selection is made with reasonable care) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Auction Administrator shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

         (d) The Auction Administrator may perform its duties and exercise its rights hereunder either directly or by or through agents or attorneys but shall not thereby be released from any of its responsibilities hereunder.

         (e) In no event shall the Auction Administrator be liable for any acts or omissions of GCD, the Guarantor or any Dealers. The Auction Administrator shall not be under any duty to monitor, determine, investigate or compel compliance by GCD, the Guarantor or any Dealers with any term of this Agreement or the Swap Agreement. The Auction Administrator shall have no responsibility or liability for the failure by any Dealer to cooperate in the solicitation of bids or for the adequacy or sufficiency of any bids solicited by such Dealers.

         (f) The execution and delivery of this Agreement by the Auction Administrator is pursuant to direction set forth in the Pooling and Servicing Agreement, and the Auction Administrator has no responsibility or liability for the sufficiency, acceptability, validity or enforceability of any of the terms hereof or of the Swap Agreement.

         (g) Any permissive power or grant of authority or power to the Auction Administrator shall not be construed to be mandatory or to create an affirmative obligation on the part of the Auction Administrator to exercise such power or authority.

         (h) GCD agrees to indemnify the Auction Administrator (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Auction Administrator arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Auction Administrator's gross negligence, bad faith or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

         (i) The Auction Administrator shall have no responsibility for providing any information related to the Certificates to any Dealers or Bidders.

         SECTION 8.  Miscellaneous.

         (a) This Auction Agreement shall remain in effect until the Certificates are purchased on the related Auction Distribution Date and all proceeds thereof have been disbursed.

         (b) The rights and duties of the Auction Administrator under this Agreement shall cease upon termination of this Agreement, provided that rights under Section 7(h) shall survive termination.

         (c) Except for communications authorized to be by telephone pursuant to this Agreement, all notices, requests and other communications to any party hereunder shall be in writing (for purposes of this Agreement, telecopy shall be deemed to be in writing) and shall be given to such party, addressed to it, at its address or telecopy number for purposes of this Agreement, set forth below:


If to the Auction Administrator:          State Street Bank and Trust Company
                                          2 Avenue de Lafayette
                                          Boston, MA 02111-1724
                                          Attention: Corporate Trust
                                          Telephone No.:  (617) 662-1314
                                          Facsimile No.:  (617) 662-1435

If to GCD, to each
of the three parties listed below:        Greenwich Capital Markets, Inc., as agent for
                                          Greenwich Capital Derivatives, Inc.
                                          600 Steamboat Road
                                          Greenwich, Connecticut  06830

                                          To the attention of the following:
                                          Asset Backed Trading
                                          Ron Weibye/Johan Eveland
                                          Telephone No.: (203) 625-6160
                                          Facsimile No.: (203) 618-2161

                                          Asset Backed Operations
                                          Joseph Bartolotta
                                          Telephone No.: (203) 625-6675
                                          Facsimile No.: (203) 618-2146

                                          Legal Department
                                          James Esposito
                                          Telephone No.: (203) 625-6072
                                          Facsimile No.: (203) 618-2132


or such other address, telecopier number as such party may hereafter specify for such purpose by notice to the other parties. Each such notice, request or communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopier number specified herein, receipt confirmed, or (b) if given by any other means, when delivered at the address specified herein.

         (d) This Agreement contains the entire agreement between the parties hereto relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred, between the parties hereto relating to the subject matter hereof.

         (e) This Agreement shall be binding upon the parties hereto and their respective successors and assigns, provided however, that such assignee of GCD (or the guarantor of such assignee's obligations hereunder) shall have a credit rating of its long-term debt obligations no lower than the current rating of the long-term debt obligations of the Royal Bank of Scotland plc. This Agreement shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Nothing herein, express or implied, shall give to any person, other than the parties hereto and their respective successors or assigns, any benefit of any legal or equitable right, remedy or claim hereunder, except as otherwise expressly stated.

         (f) This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by written instrument signed by a duly authorized representative of the parties hereto. The failure of any party hereto to exercise any right or remedy hereunder in the event of a breach hereof by the other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

         (g) If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

         (h) This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. This Agreement shall take effect immediately upon the execution and delivery hereof.

         (i) This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York.

         (j) In connection with this Agreement, GCM has acted as agent on behalf of GCD. GCM has not guaranteed and is not otherwise responsible for the obligations of GCD under this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duty executed and delivered by their proper and duly authorized officers as of the date first above written.



                                      STATE STREET BANK AND TRUST COMPANY,
                                      acting solely as Auction Administrator and intermediary agent for the Holders of the Certificates and not as Trustee or on behalf of the Trust



                                      By:
                                          --------------------------------------
                                                   Authorized Signatory


                                      GREENWICH CAPITAL
                                      DERIVATIVES, INC.

                                      By: Greenwich Capital Markets, Inc.,
                                            as agent



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   Schedule A



Bear Stearns & Co. Inc.
Telephone (212) 272-4976
Fax (212) 272-6381

Credit Suisse First Boston Corporation
Telephone (212) 538-3831
Fax (212) 743-5384

Goldman, Sachs & Co.
Telephone (212) 902-8430
Fax (212) 902-9530

Lehman Brothers Inc.
Telephone (212) 526-8295
Fax (212) 526-1607

                                    Exhibit A

                                                   [date]

By Facsimile Transmission
-------------------------
Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Asset Backed Trading
Ron Weibye/Johan Eveland
Telephone (203) 625-6160
Fax (203) 618-2161

Asset Backed Operations
Joseph Bartolotta
Telephone (203) 625-6675
Fax (203) 618-2146

Legal Department
James Esposito
Telephone (203) 625-6072
Fax (203) 618-2132

[At least two other Dealers]

         Re:      WaMu Mortgage Pass-Through Certificates, Series 2001-AR1
                  --------------------------------------------------------

This is to advise you that the following Classes of the above-referenced series of Certificates are to be auctioned pursuant to the terms of the Auction Administration Agreement, dated as of August 23, 2001, a copy of which is attached hereto:

                              [Classes identified]

You are hereby requested to solicit bids in accordance with the terms of the Auction Administration Agreement.

[Add the following only in the notices sent to GCM:

You are also hereby requested to submit to the Auction Administrator the identity of the GCM Designee (as defined in the Auction Administration Agreement) to whom any Certificate for which no bid is received should be transferred on the Auction Distribution Date.]


                                      State Street Bank and Trust Company,
                                      as Auction Administrator


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                    Exhibit B

                                                                       [date]

By Facsimile Transmission
-------------------------
Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Asset Backed Trading
Ron Weibye/Johan Eveland
Telephone (203) 625-6160
Fax (203) 618-2161

Asset Backed Operations
Joseph Bartolotta
Telephone (203) 625-6675
Fax (203) 618-2146

Legal Department
James Esposito
Telephone (203) 625-6072
Fax (203) 618-2132

[To the Dealers previously notified of the Auction]

         Re:      WaMu Mortgage Pass-Through Certificates, Series 2001-AR1
                  --------------------------------------------------------

         This is to advise you that as of 11:00 AM today, the Auction Administrator has not received bids for the following Class(es) (or portion thereof) of the above-referenced series of Certificates:

                             [Class(es) identified]

         This is to further advise you that the deadline for the receipt of bids for the above-referenced Certificates has been extended to 1:00 PM today. You are hereby requested to solicit bids for such Certificates in accordance with the terms of the Auction Administration Agreement.



                                      State Street Bank and Trust Company,
                                      as Auction Administrator


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                                                       Exhibit R


To:      State Street Bank and Trust Company
         acting solely as Auction Administrator and intermediary agent for the Holders of the Senior Certificates and not individually or as Trustee or on behalf of WaMu Mortgage Securities Corp. Series 2001-AR1 Trust under the Pooling and Servicing Agreement referred to below
         ("State Street" or "Party B")

         2 Avenue de Lafayette
         Boston, MA 02111-1724
         Attention: Corporate Trust
         Telephone No.: (617) 662-1314
         Facsimile No.: (617) 662-1435

From:    Greenwich Capital Derivatives, Inc. ("GCD" or "Party A")

Date:    August 23, 2001

GCD Reference No:
                  ------------------------

Re:  Swap Confirmation

                  The purpose of this communication (this "Confirmation") is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Transaction").

              The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation, and the version of the Annex to the 2000 ISDA Definitions that is incorporated into this Confirmation is the June 2000 version, as amended and supplemented through August 23, 2001 (collectively, the "Definitions"). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

              This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 23, 2001, together with the Schedule thereto, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

              Terms used and not defined herein shall have the respective meanings ascribed to such terms in the Auction Administration Agreement, dated as of August 23, 2001 (the "Auction Administration Agreement") between GCD and State Street, as auction administrator, and if not defined therein, in the Pooling and Servicing Agreement, dated as of August 1, 2001, between Washington Mutual Mortgage Securities Corp., as Depositor and


                                     R-1-1

Master Servicer, and State Street, as Trustee (the "Pooling and Servicing Agreement"), with respect the to WaMu Mortgage Pass-Through Certificates, Series 2001-AR1. In the event of any inconsistency between the provisions of this Confirmation and the Agreement or the Definitions or Pooling and Servicing Agreement, this Confirmation will prevail.

The terms of the Transaction to which this Confirmation relates are as follows:

1.   General Terms:

Notional Amount:                        Initially, USD 536,359,000.00 in the aggregate; subject to reduction for all principal amounts paid to a holder of any
                                        Reference Obligation and any realized losses allocated to
                                        any Reference Obligation from the Effective Date to and
                                        including the Termination Date pursuant to Article IV of the
                                        Pooling and Servicing Agreement in reduction of the
                                        principal amount of any Reference Obligation.

Trade Date:                             August 23, 2001

Effective Date:                         August 23, 2001

Auction Distribution Date:              The Distribution Date in May 2006.

Termination Date:                       The earlier to occur of (i) the date on which the aggregate
                                        Principal Balance of the Reference Obligations has been reduced to zero and (ii) the Auction Distribution Date

Reference  Obligations:                 The Class I-A-1 Certificates, Class I-A-2 Certificates,
                                        Class I-A-3 Certificates, and Class I-A-4 Certificates issued on August 23, 2001 pursuant to the Pooling and Servicing Agreement in the aggregate principal amount of USD 536,359,000.00.

2.   Payments:

Party A Floating Amount:                With respect to each Reference Obligation, the amount equal to the excess, if any, of (a) the aggregate Par Price of the
                                        Certificates constituting such Reference Obligation, over
                                        (b) the aggregate Auction Proceeds of the Certificates
                                        constituting such Reference Obligation.

Party A Payment Date:                   One Business Day prior to the Auction Distribution Date

Party B Floating Amount:                With respect to each Reference Obligation, the amount equal to the excess, if any, of (a) the aggregate Auction Proceeds of the Certificates constituting such Reference Obligation, over (b) the aggregate Par Price of the Certificates
                                        constituting such Reference Obligation.


                                     R-1-2

Party B Payment Date:                   The Auction Distribution Date

Upfront Payment:                        State Street or its designee, shall pay or cause to be paid to GCD from proceeds of the initial issuance and sale of the
                                        Reference Obligations, USD 1,592,315.78 on or before the
                                        Effective Date.

Calculation Agent:                      GCD

Business Days:                          New York, London and any other city in which the corporate trust office of the Trustee is located (which shall
                                        initially be Boston, Massachusetts)

Business Day Convention:                Modified Following

3.   Account Details; Additional Contact Information

     Please pay GCD at:                  Chase Manhattan Bank
                                         ABA # 021-000-021
                                         A/C GCD
                                         A/C # 0662-14335

     We will pay State Street at:        State Street Bank and Trust Company
                                         ABA # 011-000-025
                                         GLA # 5984-806-9
                                         For further credit:  WAMU 2001-AR1 Swap Proceeds
                                                              Account

     For convenience, GCD may be reached as follows:

                  Front Office
                  ------------
                  Michael Pillari
                  600 Steamboat Road
                  Greenwich, CT  06830
                  Phone: (203) 625-2824
                  Fax:   (203) 618-2161

                  Operations
                  ----------
                  Joseph Bartolotta
                  600 Steamboat Road
                  Greenwich, CT  06830
                  Phone: (203) 625-6675
                  Fax:   (203) 618-2148


                                     R-1-3

4. Payment of Party B Floating Amount; Selection of Designee. The parties agree that Party B shall pay or cause to be paid the Party B Floating Amount, if any, to GCD or its designee.

5. Notices: Please note that any notice in respect of any Transaction must be given as provided in Section 12 of the Agreement.

6. Governing Law. Performance and enforcement of obligations evidenced hereby shall be governed by, and interpreted in accordance with, the laws of the State of New York without regard to its conflict of laws principles other than Section 5-1401 of the General Obligations Law of the State of New York.

In connection with this Confirmation, Greenwich Capital Markets, Inc., has acted as agent on behalf of Party A. Greenwich Capital Markets, Inc., has not guaranteed and is not otherwise responsible for the obligations of Party A under this Agreement.


                                     R-1-4

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

                                    GREENWICH CAPITAL DERIVATIVES, INC.

                                    By:     GREENWICH CAPITAL MARKETS, INC.,
                                            its agent

                                            By:
                                               -----------------------------
                                               Name:
                                               Title:


                                            Reviewed by:


                                            --------------------------------
                                            Name:
                                            Title:



ACCEPTED AND CONFIRMED as of the date first written:

STATE STREET BANK AND TRUST COMPANY
acting solely as Auction Administrator and intermediary agent for the Holders of the Senior Certificates and not individually or as Trustee or on behalf of WaMu Mortgage Securities Corp. Series 2001-AR1 Trust under the Pooling and Servicing Agreement



By:
    --------------------------
    Authorized Signatory
    Name:
    Title:


                                     R-1-5

To:      State Street Bank and Trust Company
         acting solely as Auction Administrator and intermediary agent for the Holders of the Senior Certificates and not individually or as Trustee or on behalf of WaMu Mortgage Securities Corp. Series 2001-AR1 Trust under the Pooling and Servicing Agreement referred to below ("State Street" or "Party B")


         2 Avenue de Lafayette
         Boston, MA 02111-1724
         Attention: Corporate Trust
         Telephone No.: (617) 662-1314
         Facsimile No.: (617) 662-1435

From:    Greenwich Capital Derivatives, Inc. ("GCD" or "Party A")

Date:    August 23, 2001

GCD Reference No:
                  ------------------------

Re:      Swap Confirmation

              The purpose of this communication (this "Confirmation") is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Transaction").

              The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation, and the version of the Annex to the 2000 ISDA Definitions that is incorporated into this Confirmation is the June 2000 version, as amended and supplemented through August 23, 2001 (collectively, the "Definitions"). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

              This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 23, 2001, together with the Schedule thereto, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

              Terms used and not defined herein shall have the respective meanings ascribed to such terms in the Auction Administration Agreement, dated as of August 23, 2001 (the "Auction Administration Agreement") between GCD and State Street, as auction administrator, and if not defined therein, in the Pooling and Servicing Agreement, dated as of August 1, 2001, between Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, and State Street, as Trustee (the "Pooling and Servicing Agreement"), with respect to the WaMu Mortgage Pass-Through Certificates, Series 2001-AR1. In the event of any


                                     R-2-1
inconsistency between the provisions of this Confirmation and the Agreement or the Definitions or Pooling and Servicing Agreement, this Confirmation will prevail.

The terms of the Transaction to which this Confirmation relates are as follows:

1.   General Terms:

Notional Amount:                        Initially, USD 178,885,000.00 in the aggregate; subject to reduction for all principal amounts paid to a holder of any
                                        Reference Obligation and any realized losses allocated to
                                        any Reference Obligation from the Effective Date to and
                                        including the Termination Date pursuant to Article IV of the
                                        Pooling and Servicing Agreement in reduction of the
                                        principal amount of any Reference Obligation.

Trade Date:                             August 23, 2001

Effective Date:                         August 23, 2001

Auction Distribution Date:              The Distribution Date in May 2004.

Termination Date:                       The earlier to occur of (i) the date on which the aggregate
                                        Principal Balance of the Reference Obligations has been
                                        reduced to zero and (ii) the Auction Distribution Date.

Reference Obligations:                  The Class II-A-1 Certificates, Class II-A-2 Certificates
                                        and Class II-A-3 Certificates issued on August 23, 2001
                                        pursuant to the Pooling and Servicing Agreement in the
                                        aggregate principal amount of USD 178,885,000.00.

2.   Payments:

Party A Floating Amount:                With respect to each Reference Obligation, the amount equal to the excess, if any, of (a) the aggregate Par Price of the
                                        Certificates constituting such Reference Obligation, over
                                        (b) the aggregate Auction Proceeds of the Certificates
                                        constituting such Reference Obligation.

Party A Payment Date:                   One Business Day prior to the Auction Distribution Date

Party B Floating Amount:                With respect to each Reference Obligation, the amount equal to the excess, if any, of (a) the aggregate Auction Proceeds of the Certificates constituting such Reference Obligation, over (b) the aggregate Par Price of the Certificates
                                        constituting such Reference Obligation.


                                     R-2-2

Party B Payment Date:                   The Auction Distribution Date

Upfront Payment:                        State Street or its designee, shall pay or cause to be paid to GCD from proceeds of the initial issuance and sale of the
                                        Reference Obligations, USD 531,064.84 on or before the
                                        Effective Date.


Calculation Agent:                      GCD

Business Days:                          New York, London and any other city in which the corporate trust office of the Trustee is located (which shall
                                        initially be Boston, Massachusetts)

Business Day Convention:                Modified Following

3.   Account Details; Additional Contact Information

     Please pay GCD at:                Chase Manhattan Bank
                                       ABA # 021-000-021
                                       A/C GCD
                                       A/C # 0662-14335

     We will pay State Street at:      State Street Bank and Trust Company
                                       ABA # 011-000-025
                                       GLA # 5984-806-9
                                       For further credit:  WAMU 2001-AR1 Swap Proceeds
                                                            Account

     For convenience, GCD may be reached as follows:

                  Front Office
                  ------------
                  Michael Pillari
                  600 Steamboat Road
                  Greenwich, CT  06830
                  Phone: (203) 625-2824
                  Fax:   (203) 618-2161

                  Operations
                  ----------
                  Joseph Bartolotta
                  600 Steamboat Road
                  Greenwich, CT  06830
                  Phone: (203) 625-6675
                  Fax:   (203) 618-2148


                                     R-2-3

4. Payment of Party B Floating Amount; Selection of Designee. The parties agree that Party B shall pay or cause to be paid the Party B Floating Amount, if any, to GCD or its designee.

5. Notices: Please note that any notice in respect of any Transaction must be given as provided in Section 12 of the Agreement.

6. Governing Law. Performance and enforcement of obligations evidenced hereby shall be governed by, and interpreted in accordance with, the laws of the State of New York without regard to its conflict of laws principles other than Section 5-1401 of the General Obligations Law of the State of New York.

In connection with this Confirmation, Greenwich Capital Markets, Inc., has acted as agent on behalf of Party A. Greenwich Capital Markets, Inc., has not guaranteed and is not otherwise responsible for the obligations of Party A under this Agreement.


                                     R-2-4

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

                                    GREENWICH CAPITAL DERIVATIVES, INC.

                                    By:     GREENWICH CAPITAL MARKETS, INC.,
                                            its agent

                                            By:
                                               -----------------------------
                                               Name:
                                               Title:


                                            Reviewed by:


                                            --------------------------------
                                            Name:
                                            Title:



ACCEPTED AND CONFIRMED as of the date first written:

STATE STREET BANK AND TRUST COMPANY
acting solely as Auction Administrator and intermediary agent for the Holders of the Senior Certificates and not individually or as Trustee or on behalf of WaMu Mortgage Securities Corp. Series 2001-AR1 Trust under the Pooling and Servicing Agreement



By:
         --------------------------
         Authorized Signatory
         Name:
         Title:


                                     R-2-5

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                           DATED AS OF AUGUST 23, 2001


                                     between


                      GREENWICH CAPITAL DERIVATIVES, INC.,
               a corporation organized under the laws of Delaware
                                   ("Party A")
                                       and


                       STATE STREET BANK AND TRUST COMPANY
                   acting solely as Auction Administrator and
          intermediary agent for the Holders of the Senior Certificates and not individually or as Trustee or on behalf of
              WaMu Mortgage Securities Corp. Series 2001-AR1 Trust
           under the Pooling and Servicing Agreement referred to below
                                   ("Party B")

                                     PART 1
                             TERMINATION PROVISIONS

(a)     "Specified Entity" means

        in relation to Party A for the purpose of:-
        Section 5(a)(v) (Default under Specified Transaction)                Not Applicable
        Section 5(a)(vi) (Cross Default)                                     Not Applicable
        Section 5(a)(vii) (Bankruptcy)                                       Not Applicable
        Section 5(b)(iv) (Credit Event Upon Merger)                          Not Applicable

        and in relation to Party B for the purpose of:-

        Section 5(a)(v) (Default under Specified Transaction)                Not Applicable
        Section 5(a)(vi) (Cross Default)                                     Not Applicable
        Section 5(a)(vii) (Bankruptcy)                                       Not Applicable
        Section 5(b)(iv) (Credit Event Upon Merger)                          Not Applicable

(b) "Specified Transaction" will have the meaning assigned in Section 14 of this Agreement.

(c)     The "Cross-Default" provisions of Section 5(a)(vi)

                  will not apply to Party A.
                  will not apply to Party B.


                                     R-3-1

(d)     The "Credit Event Upon Merger" provisions of Section 5(b)(iv).

                  will not apply to Party A.
                  will not apply to Party B.

(e)     The "Automatic Early Termination" provision of Section 6(a).

                  will not apply to Party A.
                  will not apply to Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement but subject to Part 5 of this Schedule:-

                  (i)      Loss will apply.
                  (ii)     The Second Method will apply.

(g)     "Termination Currency" means United States Dollars.

(h)     Additional Termination Event will not apply.

(i) The "Breach of Agreement" provisions of Section 5(a)(ii), the "Misrepresentation" provisions of Section 5(a)(iv) and the "Default Under Specified Transaction" provisions of Section 5(a)(v)

                  will not apply to Party A.
                  will not apply to Party B.


                                     R-3-2

                                     PART 2
                               TAX REPRESENTATIONS

(a) Payer Tax Representation. For the purpose of Section 3(e) of this Agreement, each party will make with respect to itself the following representation: -

              It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on sub-clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representations. For the purposes of Section 3(f), each party makes the following representations:

     (i)  The following representation will apply to Party A:

              It is a corporation created or organized in the United States or under the laws of the United States or of any State and its U.S. taxpayer identification number is 06-1367697.

     (ii) The following representations will apply to Party B:

              It is a bank established under the laws of the Commonwealth of Massachusetts and its U.S. taxpayer identification number is 04-2869456, and it is acting hereunder solely as Auction Administrator and intermediary agent for the Holders of the Senior Certificates and not individually or as Trustee or on behalf of WaMu Mortgage Securities Corp. Series 2001-AR1 Trust under the Pooling and Servicing Agreement.


                                     R-3-3

                                     PART 3
                         AGREEMENT TO DELIVER DOCUMENTS

                  For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)      Tax forms, documents or certificates to be delivered are:-

---------------------------------------- -------------------------------------- --------------------------------------
Party Required To Deliver Document       Form/Document/Certificate              Date By Which To Be Delivered
---------------------------------------- -------------------------------------- --------------------------------------
Party B                                  One duly executed and completed U.S.   (i) Upon execution and delivery of
                                         Internal Revenue Service Form W-9      this Agreement; (ii) promptly upon
                                         (or successor thereto)                 reasonable demand by Party A; and
                                                                                (iii) promptly upon learning that
                                                                                any Form W-9 (or any successor
                                                                                thereto) has become obsolete or
                                                                                incorrect
---------------------------------------- -------------------------------------- --------------------------------------


(b)      Other documents to be delivered are:-


-------------------------- ------------------------------------ ------------------------------ -----------------------
Party Required To          Form/Document/Certificate            Date By Which To Be Delivered  Covered By Section
Deliver Document                                                                               3(d) Representation
-------------------------- ------------------------------------ ------------------------------ -----------------------
Party A & B                Incumbency Certificate or other      Upon execution of this                  Yes
                           evidence of signing authority.       Agreement and, if requested,
                                                                any Confirmation.

-------------------------- ------------------------------------ ------------------------------ -----------------------
Party A                    In the case of Party A, the          As soon as possible after               Yes
                           audited annual report of its         request.
                           Credit Support Provider.

-------------------------- ------------------------------------ ------------------------------ -----------------------
Party A                    Authorizing resolution of managing   Upon execution of this                  Yes
                           board (e.g., Certified Board of      Agreement and, if requested,
                           Directors Resolution) approving      any Confirmation.
                           each type of Transaction
                           contemplated hereunder and the
                           arrangements contemplated herein.

-------------------------- ------------------------------------ ------------------------------ -----------------------
Party B                    Copies of all statements delivered   On each Distribution Date               Yes
                           to the Holders of the Senior         (as such term is defined in
                           Certificates under Section           the Pooling and Servicing
                           4.02(b)(4) of the Pooling &          Agreement)
                           Servicing Agreement

-------------------------- ------------------------------------ ------------------------------ -----------------------
Party A & B                Such party's Credit Support          Upon execution of this                  Yes
                           Documents, if any.                   Agreement.

-------------------------- ------------------------------------ ------------------------------ -----------------------


                                     R-3-4

                                     PART 4
                                  MISCELLANEOUS

     (a) Addresses For Notices. For the purpose of Section 12(a) of this Agreement:-

          (i) Notices or communications shall, with respect to a particular Transaction, be sent to the address, telex number or facsimile number reflected in the Confirmation of that Transaction. In addition (or in the event the Confirmation for a Transaction does not provide relevant Addresses/information for notice), with respect to notices provided pursuant to Section 5 and 6 of this Agreement, notice shall be provided to:

         Address for notices or communications to Party A:-
         ------------------------------------------------

         Address:          600 Steamboat Road
                           Greenwich, CT  06830
         Attention:        Legal Department - Derivatives Documentation
         Phone No.:        203-625-2531/32
         Facsimile No.:    203-618-2533/34

         Address for notices or communications to Party B:-
         ------------------------------------------------

         Address:          State Street Bank and Trust Company
                           2 Avenue de Lafayette
                           Boston, MA 02111-1724
         Attention:        Corporate Trust
         Phone No.:        (617) 662-1314
         Facsimile No.:    (617) 662-1435

         (ii) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words "; provided, however, any such notice or other communication may be given by facsimile transmission (it being agreed that the sender shall verbally confirm receipt with an officer of the receiving party )".

(b)  Process Agent. For purposes of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent: Not applicable

     Party B appoints as its Process Agent: Not applicable

(c)  Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)  Multibranch Party. For purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.


                                     R-3-5

(e) Calculation Agent. Party A; it being understood that, notwithstanding anything to the contrary in this Agreement, Party A shall be the Calculation Agent irrespective of whether Party A is a Defaulting Party or Affected Party.

(f)  Credit Support Documents. Details of any Credit Support Documents:

     In the case of Party A, the Deed Poll Guarantee dated as of June 21, 2001, by The Royal Bank of Scotland plc (the "Guarantee") in favor of all Designated Counterparties.

          For the purposes of this Agreement, the term "Designated Counterparty" shall have the meaning assigned in the Guarantee.

     In the case of Party B, the Auction Administration Agreement, dated as of August 23, 2001 (the "Auction Administration Agreement") between Party A and Party B, as Auction Administrator.

(g)  Credit Support Provider means

                    in relation to Party A: The Royal Bank of Scotland plc; and in relation to Party B: Not Applicable

(h) Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS WHOLLY PERFORMED WITHIN NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

(i) Netting of Payments. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to all Transactions hereunder, unless otherwise provided in the relevant Confirmation(s).

(j)  "Affiliate" will have the meaning specified in Section 14.


                                      R-3-6

                                     PART 5
                                OTHER PROVISIONS

(a) ISDA Definitions Incorporated by Reference. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated herein, and the version of the Annex to the 2000 ISDA Definitions that is incorporated herein is the June 2000 version, as amended and supplemented through August 23, 2001 (collectively, the "Definitions"). Any terms used and not otherwise defined herein which are contained in the Definitions shall have the meaning set forth therein. In the event of any conflict between the Definitions and any other ISDA-published definitions referenced in a Confirmation, such Confirmation and the ISDA-published definitions referred to therein shall control for purposes of the particular Transaction. For the avoidance of doubt, any reference to a "Swap Transaction", if any, in the Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation, and any reference to a "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the Definitions.

(b) Other Defined Terms. Terms used and not defined in this Agreement or in the Definitions, shall have the respective meanings ascribed to such terms in the Auction Administration Agreement, and if not defined therein, in the Pooling and Servicing Agreement, dated as of August 1, 2001, between Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, and State Street Bank and Trust Company, as Trustee (the "Pooling and Servicing Agreement"), with respect the to WaMu Mortgage Pass-Through Certificates, Series 2001-AR1.

(c) No Set-Off. Notwithstanding anything to the contrary in this Agreement, all payments shall be made without any Set-Off.

(d) Condition Precedent. The condition precedent specified in Section 2(a)(iii)(1) of this Agreement does not apply to a payment or delivery owing by a party if the other party shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of this Agreement and shall at the relevant time have no future payment or delivery obligations, whether absolute or contingent, under Section 2(a)(i).

(e) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following subparagraphs:

     "(g) No Agency. In case of Party A, it is entering into this Agreement, any Credit Support Document and any other document relating to this Agreement and each Transaction hereunder as principal and not as agent or in any capacity, fiduciary or otherwise, and no other person has an interest herein, and in case of Party B, it is entering into this Agreement, any Credit Support Document and any other document relating to this Agreement and each Transaction hereunder as agent for the Holders of the Senior Certificates (as such term is defined in the Pooling and Servicing Agreement, and no other person, other than the Holders of the Senior Certificates, has an interest herein.


                                     R-3-7

     (h) Legal and Beneficial Owner. It will be the legal and beneficial owner of any securities it is required to deliver under this Agreement and any Transaction at the time of each delivery, free from all liens, charges, equities, rights of pre-emption or other security interests or encumbrances whatsoever, unless otherwise expressly provided in a Confirmation for a Transaction, and such securities will not constitute "restricted securities" or "control stock" under the Securities Act (as defined below).

     (i) US Federal Securities Laws. Each party represents to the other party that:

          (i) It is a "qualified institutional buyer" as defined in Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"); and

          (ii) It understands that certain Transactions under the Agreement may constitute the purchase or sale of "securities" as defined in the Securities Act and understands that any such purchase or sale of securities will not be registered under the Securities Act and that any such Securities Transactions may not be reoffered, resold, pledged, sub-participated or otherwise transferred except
               (x) in accordance with the Agreement, (y) pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and (z) in accordance with any applicable securities laws of any state of the United States.

     (j) Financial Institution Status. In the case of Party A, it is a "financial institution", in that it engages, will engage and holds itself out as engaging in "financial contracts," as a counterparty on both sides of one or more "financial markets" (as such quoted terms are defined in Regulation EE of the US Federal Reserve Board, 12 C.F.R. Part 231) and it fulfills at least one of the quantitative tests contained in such Regulation EE (12 C.F.R. 'SS'231(a)(1) or (a)(2))."

(f) Swap Exemption. Each party hereto represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into between them hereunder, that it is an "eligible contract participant" as defined in Section 1a(12) of the Commodity Exchange Act, as amended.

(g) Relationship between Parties. In connection with the negotiation of, the entering into, of this Agreement, and any other documentation relating to this Agreement to which it is a party or that it is required by this Agreement to deliver, each party hereby represents and warrants, and, in connection with the negotiation of, the entering into, and the confirming of the execution of each Transaction, each party will be deemed to represent, to the other party as of the date hereof (or, in connection with any Transaction, as of the date which it enters into such Transaction) that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

     (i) Non-Reliance It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that


                                     R-3-8

          Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

     (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction. It has determined to its satisfaction whether or not the rates, prices or amounts and other economic terms of each Transaction and the indicative quotations (if any) provided by the other party reflect those in the relevant market for similar transactions, and all trading decisions have been the result of arm's length negotiations between the parties.

    (iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

     (iv) Related Transactions. It is aware that each other party to this Agreement and its Affiliates may from time to time (A) take positions in instruments that are identical or economically related to a Transaction or (B) have an investment banking or other commercial relationship with the issuer of an instrument underlying a Transaction.

(h) Additional Representations of Party B. To the extent applicable to the actions of party B in its capacity as agent for the Holders of the Senior Certificates hereunder Party B hereby acknowledges and agrees that (i) with respect to this Agreement and each Transaction, Party B will maintain, and be in full compliance with, all operative and constituent documents and investments policies, procedures, restrictions and guidelines of Party B, and (ii) each Transaction will also comply in all respects with all applicable laws, rules, regulations, interpretations, guidelines, procedures, and policies of applicable governmental and regulatory authorities affecting Party B, this Agreement, the Transactions, or the performance of obligations hereunder.

(i) Confidential Information. Each party may share any information concerning the other party with any of its Affiliates.

(j) Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION.


                                      R-3-9

(k) Consent to Telephonic Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of the telephone conversations of trading and marketing personnel of the parties and their authorized representatives in connection with this Agreement or any Transaction or potential Transaction; and the parties, waive any further notice of such monitoring or recording and agree to give proper notice and obtain any necessary consent of such personnel or any such monitoring or recording.

(l) Agency Role of Greenwich Capital Markets, Inc. In connection with this Agreement, Greenwich Capital Markets, Inc. has acted as agent on behalf of Party A. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Agreement.

(m) Notice of Transfer or Amendment. Party A and Party B acknowledge and agree to provide prior written notice to the Rating Agencies (as such term is defined in the Pooling and Servicing Agreement) of any transfer or amendment of this Agreement or any Confirmation.

(n) Recourse. State Street Bank and Trust Company is entering into this Agreement solely in its capacity as intermediary agent for the Holders of the Senior Certificates (as such term is defined in the Pooling and Servicing Agreement), and not individually or as Trustee or on behalf of WaMu Mortgage Securities Corp. Series 2001-AR1 Trust under the Pooling and Servicing Agreement. Provided however, that State Street Bank and Trust Company shall not be relieved from liability for its own action or its failure to act if such action or failure to act constitutes gross negligence, or for its own willful misconduct.

(o)  Ratings Event.

     (i) If the short-term unsecured debt rating (or its equivalent) of Party A is at any time not at least "A-1" (or successor rating thereto) by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") (such occurrence, a "Ratings Event") Party A shall, at its own cost, assign all its rights and obligations under this Agreement to a substitute party with a short-term unsecured debt rating (or its equivalent) of at least "A-1" (or any successor rating thereto) by S&P selected by Party A and reasonably satisfactory to the Rating Agencies.

     (ii) If after 30 days following the Ratings Event, Party A has been unsuccessful in securing a substitute party as provided in clause (i) above, Party A shall continue to perform its obligations under this Agreement until a suitable substitute party is in place and, while continuing to actively pursue a substitute party, shall post collateral reasonably satisfactory to the Rating Agencies pursuant to a Credit Support Annex with terms acceptable to the Rating Agencies following such Ratings Event.


                                     R-3-10

(p) Transfer. Notwithstanding Section 7 of this Agreement, Party A and Party A's Credit Support Provider shall have the right to transfer their respective rights and obligations hereunder to a substitute counterparty provided that such substitute counterparty shall have a credit rating of its long-term debt obligations no lower than the current rating of the long-term debt obligations of Party A's Credit Support Provider.


                                     R-3-11

     IN WITNESS WHEREOF, Party A and Party B have caused this Schedule to be duly executed as its act and deed as of the date first written above.

                                GREENWICH CAPITAL DERIVATIVES, INC.

                                By: Greenwich Capital Markets, Inc., its agent



                                By:
                                   ------------------------------------
                                   Name:
                                   Title:

                                STATE STREET BANK AND TRUST COMPANY,
                                acting solely as Auction Administrator and intermediary agent for the Holders of the Senior Certificates and not individually or as Trustee or on behalf of WaMu Mortgage Securities Corp. Series 2001-AR1 Trust under the Pooling and Servicing Agreement



                                By:
                                   -----------------------------------
                                    Authorized Signatory
                                    Name:
                                    Title:


                                     R-3-12